                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
   Certified Shareholder Report of Registered Management Investment Companies

                                    811-8042

                      (Investment Company Act File Number)

                           Federated Insurance Series
         ---------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 12/31/04

              Date of Reporting Period: Fiscal year ended 12/31/04

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$19.10		$15.21		$19.25		$20.52		$20.82
Income From Investment Operations:
Net investment income	0.31		0.28		0.22	1	0.19		0.27
Net realized and unrealized gain (loss) on investments	1.53		3.86		(4.07)		(1.07)		0.19
TOTAL FROM INVESTMENT OPERATIONS	1.84		4.14		(3.85)		(0.88)		0.46
Less Distributions:
Distributions from net investment income	(0.27)		(0.25)		(0.19)		(0.27)		(0.19)
Distributions from net realized gain on investments	--		--		--		(0.12)		(0.57)
TOTAL FROM DISTRIBUTIONS	(0.27)		(0.25)		(0.19)		(0.39)		(0.76)
Net Asset Value, End of Period	$20.67		$19.10		$15.21		$19.25		$20.52
Total Return2	9.78%		27.69%		(20.21)%		(4.21)%		2.38%

Ratios to Average Net Assets:
Expenses	0.90	%3	0.90	%3	0.88	%3	0.87	%3	0.87%
Net investment income	1.44%		1.53%		1.28%		0.94%		1.38%
Expense waiver/reimbursement4	0.01%		0.00	%5	--		--		--
Supplemental Data:
Net assets, end of period (000 omitted)	$320,987		$348,559		$313,659		$455,968		$485,612
Portfolio turnover	43%		36%		24%		27%		38%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 0.89%, 0.89%, 0.87%, and 0.86%, for the years ended December 31, 2004, 2003, 2002, and 2001, respectively, after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,			Period Ended
	2004	2003		12/31/2002	1
Net Asset Value, Beginning of Period	$19.05	$15.21		$18.28
Income From Investment Operations:
Net investment income	0.25	0.26		0.14	2
Net realized and unrealized gain (loss) on investments	1.53	3.83		(3.21)
TOTAL FROM INVESTMENT OPERATIONS	1.78	4.09		(3.07)
Less Distributions:
Distributions from net investment income	(0.25)	(0.25)		--
Net Asset Value, End of Period	$20.58	$19.05		$15.21
Total Return3	9.50%	27.32%		(16.79)%

Ratios to Average Net Assets:
Expenses	1.15%	1.15	%5	1.13	%4,5
Net investment income	1.22%	1.20%		1.35	%4
Expense waiver/reimbursement6	0.01%	0.00	%7	--
Supplemental Data:
Net assets, end of period (000 omitted)	$6,823	$3,697		$352
Portfolio turnover	43%	36%		24	%8

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 The expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.15%, 1.14%, and 1.12%, for the years ended December 31, 2004 and 2003 and the period ended December 31, 2002, respectively, after taking into account these expense reductions.

6 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

7 Represents less than 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual:
Primary Shares	$1,000	$1,067.70	$4.68
Service Shares	$1,000	$1,065.80	$5.97
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,020.61	$4.57
Service Shares	$1,000	$1,019.36	$5.84

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

Primary Shares	0.90%
Service Shares	1.15%

Management Discussion of Fund Performance

For the 12 months ended December 31, 2004, the Federated American Leaders Fund II returned 9.78% and 9.50%, respectively, for the fund's Primary Shares and Service Shares, underperforming the 15.71% return for the benchmark Standard & Poor's 500/Barra Value Index.1 The portfolio was positioned to benefit from continued economic growth with overweights in Materials, Industrials, and Information Technology. The portfolio was also underweighted in interest sensitive groups such as Utilities (which, much to our surprise turned out to be very strong performers as long-term interest rates did not change very much during the reporting period) and Financials as the outlook for continued economic growth was expected to lead to higher interest rates.

Among the best performances in the fund for the reporting period, in terms of contribution to fund performance, were media giant News Corp., credit card issuer Capital One, oil service company Halliburton, ExxonMobil, and industrial conglomerate Tyco International. Disappointing performances were registered by drug company Pfizer, which suffered over concerns about its arthritis drug Celebrex, retailer Gap, Inc., Philips Electronics, and the government-sponsored mortgage enterprise Fannie Mae, which, like Freddie Mac turned out to have accounting issues. The fund was also hurt by not owning benchmark stock AT&T Wireless, which was up nearly 90% in 2004 and which was acquired by Cingular Wireless late in the year. The fund also failed to benefit fully from the dramatic increase in the price of oil. The fund, while invested in many of the major beneficiaries of higher oil prices, like ExxonMobil, ChevronTexaco, and BP, was, in total, underweighted in the sector relative to the benchmark.

1 The S&P 500/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market-capitalization basis.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - PRIMARY SHARES

Average Annual Total Returns for the Period Ended 12/31/2004
1 Year	9.78%
5 Years	1.87%
10 Years	11.46%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from December 31, 1994 to December 31, 2004, compared to the Standard & Poor's 500/Barra Value Index (S&P 500/BV),2 and the Lipper Large-Cap Value Funds Index (LLCVFI).3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV and the LLCVFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCVFI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	9.50%
Start of Performance (4/30/2002)	5.71%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2004, compared to the Standard & Poor's 500/Barra Value Index (S&P 500/BV),2 and the Lipper Large-Cap Value Funds Index (LLCVFI).3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV and the LLCVFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCVFI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments Summary Table

At December 31, 2004, the Fund's sector composition1 was as follows:

Sector	Percentage of Total Net Assets
Financials	35.3%
Energy	11.3%
Consumer Discretionary	11.1%
Information Technology	9.1%
Industrials	8.8%
Utilities	5.0%
Healthcare	4.6%
Consumer Staples	4.4%
Telecommunication Services	4.2%
Materials	3.8%
Cash Equivalents2	2.2%
Other Assets and Liabilities--Net3	0.2%
TOTAL	100.0%

1 Except for Non-Equity Holdings and Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor's Global Industry Classification Standard (SPGIC) except that the adviser assigns an index classification to securities not classified by the SPGIC and to securities for which the adviser does not have access to the classification made by the SPGIC.

2 Cash Equivalents includes investments in money market mutual funds and in overnight repurchase agreements.

3 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2004

Shares			Value
		COMMON STOCKS--97.6%
		Consumer Discretionary--11.1%
83,200	1	Comcast Corp., Class A	$2,732,288
193,000		Gap (The), Inc.	4,076,160
112,000	1	Goodyear Tire & Rubber Co.	1,641,920
91,300		Home Depot, Inc.	3,902,162
291,700	1	Interpublic Group Cos., Inc.	3,908,780
56,800		Johnson Controls, Inc.	3,603,392
85,300		Mattel, Inc.	1,662,497
180,000		News Corp., Inc.	3,358,800
140,700		Philips Electronics NV, ADR	3,728,550
167,000	1	Time Warner, Inc.	3,246,480
91,078		Viacom, Inc., Class B	3,314,329
46,900		Walt Disney Co.	1,303,820
		TOTAL	36,479,178
		Consumer Staples--4.4%
162,700		Altria Group, Inc.	9,940,970
252,700	1	Rite Aid Corp.	924,882
83,900	1	Safeway Inc.	1,656,186
51,500		SUPERVALU, Inc.	1,777,780
		TOTAL	14,299,818
		Energy--11.3%
115,400		Apache Corp.	5,835,778
108,900		BP PLC, ADR	6,359,760
171,600		ChevronTexaco Corp.	9,010,716
32,100		ConocoPhillips	2,787,243
151,400		Exxon Mobil Corp.	7,760,764
33,500		Halliburton Co.	1,314,540
102,100		Marathon Oil Corp.	3,839,981
		TOTAL	36,908,782
		Financials--35.3%
121,500		Ace Ltd.	5,194,125
161,100		Allstate Corp.	8,332,092
80,600		American International Group, Inc.	5,293,002
281,400		Bank of America Corp.	13,222,986
32,800		Capital One Financial Corp.	2,762,088
105,900		Citigroup, Inc.	5,102,262
83,600		Fannie Mae	5,953,156
72,300		Federal Home Loan Mortgage Corp.	5,328,510
34,900		Fifth Third Bancorp	1,650,072
29,400		Goldman Sachs Group, Inc.	3,058,776
69,900		Hartford Financial Services Group, Inc.	4,844,769
314,300		J.P. Morgan Chase & Co.	12,260,843
192,500		MBNA Corp.	5,426,575
83,300		MetLife, Inc.	3,374,483
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
129,100		Morgan Stanley	$7,167,632
88,300		Nationwide Financial Services, Inc., Class A	3,375,709
71,600		New York Community Bancorp, Inc.	1,472,812
13,500		PartnerRe Ltd.	836,190
75,300		RenaissanceRe Holdings Ltd.	3,921,624
135,800		U.S. Bancorp	4,253,256
126,700		Wachovia Corp.	6,664,420
99,800		Wells Fargo & Co.	6,202,570
		TOTAL	115,697,952
		Healthcare--4.6%
28,300		AmerisourceBergen Corp.	1,660,644
76,400		Baxter International, Inc.	2,638,856
147,200		McKesson HBOC, Inc.	4,630,912
59,700		Merck & Co., Inc.	1,918,758
152,700		Pfizer, Inc.	4,106,103
		TOTAL	14,955,273
		Industrials--8.8%
33,100		Block (H&R), Inc.	1,621,900
105,264		Cendant Corp.	2,461,072
47,900		Eaton Corp.	3,466,044
90,600		Masco Corp.	3,309,618
65,148		Northrop Grumman Corp.	3,541,445
44,500		Textron, Inc.	3,284,100
308,600		Tyco International Ltd.	11,029,364
		TOTAL	28,713,543
		Information Technology--9.1%
65,100		Analog Devices, Inc.	2,403,492
177,900	1	Applied Materials, Inc.	3,042,090
205,300	1	BMC Software, Inc.	3,818,580
88,700	1	Cadence Design Systems, Inc.	1,224,947
37,000		International Business Machines Corp.	3,647,460
47,800		Intersil Holding Corp.	800,172
125,400		Microsoft Corp.	3,349,434
190,600		Motorola, Inc.	3,278,320
156,000	1	Storage Technology Corp.	4,931,160
122,900	1	SunGard Data Systems, Inc.	3,481,757
		TOTAL	29,977,412
		Materials--3.8%
72,500		Air Products & Chemicals, Inc.	4,202,825
120,800		Alcoa, Inc.	3,795,536
31,200		International Paper Co.	1,310,400
48,000		PPG Industries, Inc.	3,271,680
		TOTAL	12,580,441
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--4.2%
58,900		BellSouth Corp.	$1,636,831
119,600		SBC Communications, Inc.	3,082,092
133,000		Sprint Corp. (FON Group)	3,305,050
138,706		Verizon Communications	5,618,980
		TOTAL	13,642,953
		Utilities--5.0%
123,400		American Electric Power Co., Inc.	4,237,556
149,600		Edison International	4,791,688
59,800		First Energy Corp.	2,362,698
225,100		NiSource, Inc.	5,127,778
		TOTAL	16,519,720
		TOTAL COMMON STOCKS (IDENTIFIED COST $256,762,656)	319,775,072
		REPURCHASE AGREEMENT--2.2%
$7,339,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.28%, dated 12/31/2004 to be repurchased at $7,340,394 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 9/25/2034, collateral market value $2,060,003,250 (AT AMORTIZED COST)	7,339,000
		TOTAL INVESTMENTS--99.8% (IDENTIFIED COST $264,101,656)2	327,114,072
		OTHER ASSETS AND LIABILITIES - NET--0.2%	695,162
		TOTAL NET ASSETS--100%	$327,809,234

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $264,908,432.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Total investments in securities, at value (identified cost $264,101,656)		$327,114,072
Cash		55,820
Income receivable		543,745
Receivable for investments sold		3,902,923
Receivable for shares sold		36,201
TOTAL ASSETS		331,652,761
Liabilities:
Payable for investments purchased	$3,687,000
Payable for shares redeemed	100,880
Payable for distribution services fee (Note 5)	1,418
Accrued expenses	54,229
TOTAL LIABILITIES		3,843,527
Net assets for 15,861,904 shares outstanding		$327,809,234
Net Assets Consist of:
Paid-in capital		$264,641,803
Net unrealized appreciation of investments		63,012,416
Accumulated net realized loss on investments		(4,489,607)
Undistributed net investment income		4,644,622
TOTAL NET ASSETS		$327,809,234
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$320,986,665 ÷ 15,530,399 shares outstanding, no par value, unlimited shares authorized		$20.67
Service Shares:
$6,822,569 ÷ 331,505 shares outstanding, no par value, unlimited shares authorized		$20.58

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $33,577)			$7,568,115
Interest			205,651
TOTAL INCOME			7,773,766
Expenses:
Investment adviser fee (Note 5)		$2,501,776
Administrative personnel and services fee (Note 5)		267,224
Custodian fees		21,368
Transfer and dividend disbursing agent fees and expenses (Note 5)		23,012
Directors'/Trustees' fees		2,536
Auditing fees		17,234
Legal fees		4,907
Portfolio accounting fees		88,964
Distribution services fee--Service Shares (Note 5)		13,606
Printing and postage		61,611
Insurance premiums		16,478
Miscellaneous		3,732
TOTAL EXPENSES		3,022,448
Waiver and Expense Reduction (Note 5):
Waiver of administrative personnel and services fee	$(13,043)
Fees paid indirectly for directed brokerage arrangements	(17,181)
TOTAL WAIVER AND EXPENSE REDUCTION		(30,224)
Net expenses			2,992,224
Net investment income			4,781,542
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			25,447,269
Net change in unrealized appreciation of investments			(32,783)
Net realized and unrealized gain on investments			25,414,486
Change in net assets resulting from operations			$30,196,028

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,781,542	$4,826,765
Net realized gain on investments	25,447,269	10,406,926
Net change in unrealized appreciation/depreciation of investments	(32,783)	62,910,109
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	30,196,028	78,143,800
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(4,765,508)	(4,899,060)
Service Shares	(61,072)	(8,846)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,826,580)	(4,907,906)
Share Transactions:
Proceeds from sale of shares	14,032,101	20,393,237
Net asset value of shares issued to shareholders in payment of distributions declared	4,826,578	4,907,902
Cost of shares redeemed	(68,674,918)	(60,292,239)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(49,816,239)	(34,991,100)
Change in net assets	(24,446,791)	38,244,794
Net Assets:
Beginning of period	352,256,025	314,011,231
End of period (including undistributed net investment income of $4,644,622 and $4,825,206, respectively)	$327,809,234	$352,256,025

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The primary investment objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Listed corporate bonds and fixed-income securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2004		2003
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	569,486	$11,045,197	1,072,274	$17,459,232
Shares issued to shareholders in payment of distributions declared	254,296	4,765,507	330,571	4,899,058
Shares redeemed	(3,545,107)	(68,269,091)	(3,771,323)	(60,199,356)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(2,721,325)	$(52,458,387)	(2,368,478)	$(37,841,066)

Year Ended December 31	2004		2003
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	155,581	$2,986,904	176,236	$2,934,005
Shares issued to shareholders in payment of distributions declared	3,266	61,071	597	8,844
Shares redeemed	(21,415)	(405,827)	(5,917)	(92,883)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	137,432	$2,642,148	170,916	$2,849,966
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,583,893)	$(49,816,239)	(2,197,562)	$(34,991,100)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for litigation settlement reclassifications.

For the year ended December 31, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$(135,546)	$135,546

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003 was as follows:

	2004	2003
Ordinary income	$4,826,580	$4,907,906

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,644,622
Net unrealized appreciation	$62,205,640
Capital loss carryforward	$3,682,832

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses from wash sales.

At December 31, 2004, the cost of investments for federal tax purposes was $264,908,432. The net unrealized appreciation of investments for federal tax purposes was $62,205,640. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $63,842,914 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,637,274.

At December 31, 2004, the Fund had a capital loss carryforward of $3,682,832 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these Shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type, and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $16,640, after voluntary waiver, if applicable.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2004, the Fund's expenses were reduced by $17,181 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$141,999,548
Sales	$195,906,616

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolios securities.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (the "Fund") ( a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp., and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania, and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to http://www.federatedinvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and then selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916405
Cusip 313916793

G00843-01 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,							Period Ended
	2004		2003	2002		2001		12/31/2000	1
Net Asset Value, Beginning of Period	$5.46		$4.43	$5.75		$7.67		$10.00
Income From Investment Operations:
Net investment income (loss)	0.06		0.04	0.03		(0.00	)2	(0.01)
Net realized and unrealized gain (loss) on investments and futures contracts	0.34		1.01	(1.35)		(1.92)		(2.32)
TOTAL FROM INVESTMENT OPERATIONS	0.40		1.05	(1.32)		(1.92)		(2.33)
Less Distributions:
Distributions from net investment income	(0.03)		(0.02)	--		--		--
Net Asset Value, End of Period	$5.83		$5.46	$4.43		$5.75		$ 7.67
Total Return3	7.39%		23.92%	(22.96)%		(25.03)%		(23.30)%

Ratios to Average Net Assets:
Expenses	1.03	%4	0.99%	0.91	%4	0.91	%4	0.90	%5
Net investment income (loss)	1.13%		0.93%	0.74%		(0.06)%		(0.18	)%5
Expense waiver/reimbursement6	1.22%		2.04%	3.46%		2.75%		4.31	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$18,397		$15,461	$9,532		$7,060		$7,217
Portfolio turnover	30%		60%	149%		353%		109%

1 Reflects operations for the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios for the years ended December 31, 2004, 2002, and 2001 are 1.02%, 0.90%, and 0.90%, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,			Period Ended
	2004		2003	12/31/2002	1
Net Asset Value, Beginning of Period	$5.46		$4.43	$5.30
Income From Investment Operations:
Net investment income	0.05		0.03	0.01
Net realized and unrealized gain (loss) on investments and futures contracts	0.34		1.02	(0.88)
TOTAL FROM INVESTMENT OPERATIONS	0.39		1.05	(0.87)
Less Distributions:
Distributions from net investment income	(0.03)		(0.02)	--
Net Asset Value, End of Period	$5.82		$5.46	$4.43
Total Return2	7.11%		23.88%	(16.42)%

Ratios to Average Net Assets:
Expenses	1.28	%4	1.24%	1.16	%3,4
Net investment income	0.91%		0.66%	0.72	%3
Expense waiver/reimbursement5	1.22%		2.04%	5.17	%3
Supplemental Data:
Net assets, end of period (000 omitted)	$8,873		$5,827	$717
Portfolio turnover	30%		60%	149	%6

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio for the year ended December 31, 2004 and the period ended December 31, 2002 are 1.27% and 1.15%, respectively, after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual:
Primary Shares	$1,000	$1,056.20	$5.32
Service Shares	$1,000	$1,054.30	$6.61
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,019.96	$5.23
Service Shares	$1,000	$1,018.70	$6.50

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

Primary Shares	1.03%
Service Shares	1.28%

Managements Discussion of Fund Performance

This report covers the fund's performance from January 1, 2004 through December 31, 2004. During this period, the fund produced total returns of 7.39% and 7.11%, for Primary Shares and Service Shares, respectively, based on net asset value.

During the reporting period, the fund underperformed its benchmark, the Standard & Poor's 500 Index ("S&P 500"), which returned 10.88%.1 The fund also underperformed its peer group as measured by the Lipper Large Cap Core Index (LLCCI), which produced an average total return of 8.28% for the same period.2

The 12-month period ended December 31, 2004 generated positive returns for most domestic and global equity market benchmarks, continuing the trend that began in the first quarter of 2003. In general, small and mid cap investment strategies outperformed large cap strategies during the period and, as a result, negatively influenced the fund's relative performance, as it had a larger market cap bias as compared to the S&P 500. Value-based strategies generally outperformed growth-based strategies as well. This positively influenced the fund's performance as it had a slight value bias during the year. As of December 31, 2004, the fund held 52% of assets in value stocks with the remaining 48% of assets in growth stocks.

Sector allocation was a positive contributor to performance while stock selection was a negative contributor. From a sector positioning standpoint, the fund's returns were aided by being overweight Energy and Industrials while also being overweight Information Technology during periods when the sector was outperforming. The fund's returns were limited by being underweight Utilities and Financials while also being overweight Materials during periods when the sector was underperforming. The fund's returns were limited by its cash position in a rising market.

Top contributors during the year were: Exxon Mobil Corp., General Electric Co., Transocean Sedco Forex, Inc., Biogen Idec, Inc. and Altria Group, Inc. Laggards during the year were: Pfizer, Inc., Intel Corp., Hewlett-Packard Co., Cisco Systems, Inc. and Tenet Healthcare.

1 S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the fund, is not affected by cashflows.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	7.39%
Start of Performance (6/19/2000)	(11.00)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") from June 19, 2000 (start of performance) to December 31, 2004 compared to the Standard & Poor's 500 Index (S&P 500),2 and the Lipper Large-Cap Core Index (LLCCI).3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured. Variable investment option performance changes over time and current performance may be lower or higher than what is stated.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCCI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	7.11%
Start of Performance (4/30/2002)	(3.95)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2004 compared to the Standard & Poor's 500 Index (S&P 500),2 and the Lipper Large-Cap Core Index (LLCCI).3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured. Variable investment option performance changes over time and current performance may be lower or higher than what is stated.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index

3 The LLCCI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance.

Portfolio of Investments Summary Table

At December 31, 2004 Fund's sector composition1 was as follows:

Sector	Percentage of Total Net Assets
Financials	18.6%
Information Technology	17.3%
Consumer Discretionary	12.3%
Industrials	11.9%
Consumer Staples	11.8%
Healthcare	10.0%
Energy	8.1%
Telecommunication Services	4.4%
Materials	3.0%
Utilities	0.8%
Cash Equivalents2	1.8%
TOTAL	100.0%

1 Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor's Global Industry Classification Standard (SPGIC) except that the adviser assigns index classification to securities not classified by the SPGIC and to securities for which the adviser does not have access to the classification made by the SPGIC.

2 Cash Equivalents includes any investment in money market mutual funds and overnight repurchase agreements.

Portfolio of Investments

December 31, 2004

Shares			Value
		COMMON STOCKS--98.2%
		Consumer Discretionary--12.3%
7,100		Clear Channel Communications, Inc.	$237,779
8,700	1	Comcast Corp., Class A	285,708
6,400		Gap (The), Inc.	135,168
10,100		Home Depot, Inc.	431,674
4,000		Johnson Controls, Inc.	253,760
10,300		McDonald's Corp.	330,218
2,900		Nike, Inc., Class B	263,001
2,500		Omnicom Group, Inc.	210,800
6,600		Target Corp.	342,738
11,500		Viacom, Inc., Class B	418,485
16,400		Walt Disney Co.	455,920
		TOTAL	3,365,251
		Consumer Staples--11.8%
9,900		Altria Group, Inc.	604,890
8,200		Coca-Cola Co.	341,366
9,100		Gillette Co.	407,498
16,600	1	Kroger Co.	291,164
6,600		PepsiCo, Inc.	344,520
4,900		Procter & Gamble Co.	269,892
8,500		Sara Lee Corp.	205,190
14,000		Wal-Mart Stores, Inc.	739,480
		TOTAL	3,204,000
		Energy--8.1%
5,400		ChevronTexaco Corp.	283,554
2,700		ConocoPhillips	234,441
20,900		Exxon Mobil Corp.	1,071,334
8,400		Halliburton Co.	329,616
6,900	1	Transocean Sedco Forex, Inc.	292,491
		TOTAL	2,211,436
		Financials--18.6%
6,300		Allstate Corp.	325,836
3,800		American International Group, Inc.	249,546
8,700		Bank of America Corp.	408,813
8,800		Bank of New York Co., Inc.	294,096
14,000		Citigroup, Inc.	674,520
3,900		Federal National Mortgage Association	277,719
4,100		Goldman Sachs Group, Inc.	426,564
13,900		J.P. Morgan Chase & Co.	542,239
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
3,100		Lehman Brothers Holdings, Inc.	$271,188
7,300		MBNA Corp.	205,787
7,300		Merrill Lynch & Co., Inc.	436,321
7,800		Morgan Stanley	433,056
5,100		Wachovia Corp.	268,260
4,200		Wells Fargo & Co.	261,030
		TOTAL	5,074,975
		Healthcare--10.0%
4,700		Abbott Laboratories	219,255
7,900		Baxter International, Inc.	272,866
3,860	1	Biogen Idec, Inc.	257,114
4,600		Johnson & Johnson	291,732
4,500		McKesson HBOC, Inc.	141,570
8,500		Medtronic, Inc.	422,195
8,400		Merck & Co., Inc.	269,976
15,720		Pfizer, Inc.	422,711
10,300		Wyeth	438,677
		TOTAL	2,736,096
		Industrials--11.9%
5,000		3M Co.	410,350
2,200		Caterpillar, Inc.	214,522
6,100		Cendant Corp.	142,618
2,200		Deere & Co.	163,680
33,300		General Electric Co.	1,215,450
3,300		Ingersoll-Rand Co., Class A	264,990
6,400		Raytheon Co.	248,512
10,100		Tyco International Ltd.	360,974
7,900		Waste Management, Inc.	236,526
		TOTAL	3,257,622
		Information Technology--17.3%
7,500		Analog Devices, Inc.	276,900
44,000	1	Applied Materials, Inc.	752,400
27,600	1	Cisco Systems, Inc.	532,680
7,600	1	Dell, Inc.	320,264
28,200	1	EMC Corp. Mass	419,334
4,000		International Business Machines Corp.	394,320
23,100		Intel Corp.	540,309
7,400	1	KLA-Tencor Corp.	344,692
4,800	1	Lam Research Corp.	138,768
25,200		Microsoft Corp.	673,092
24,500	1	Oracle Corp.	336,140
		TOTAL	4,728,899
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--3.0%
8,400		Alcoa, Inc.	$263,928
5,800		Du Pont (E.I.) de Nemours & Co.	284,490
6,400		International Paper Co.	268,800
		TOTAL	817,218
		Telecommunication Services--4.4%
11,800		BellSouth Corp.	327,922
15,200		SBC Communications, Inc.	391,704
11,600		Verizon Communications	469,916
		TOTAL	1,189,542
		Utilities--0.8%
9,100		NiSource, Inc.	207,298
		TOTAL COMMON STOCKS (IDENTIFIED COST $23,556,521)	26,792,337
		Repurchase Agreement--1.8%
$484,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.28%, dated 12/31/2004 to be repurchased at $484,092 on 1/3/2005, collateralized by U.S Government Agency Obligations with various maturities to 08/15/2034, collateral market value of $2,060,003,250 (AT AMORTIZED COST)	484,000
		TOTAL INVESTMENTS--100.0% (IDENTIFIED COST $24,040,521)2	27,276,337
		OTHER ASSETS AND LIABILITIES - NET--(0.0)%	(5,757)
		TOTAL NET ASSETS--100%	$27,270,580

1 Non-income producing security.

2 The cost of investments for federal tax purposes is $24,200,894.

See Notes which are an integral part of the Financial Statements

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

Statement of Assets and Liabilities

December 31, 2004

Assets:
Total investments in securities, at value (identified cost $24,040,521)		$27,276,337
Cash		472
Income receivable		40,371
Receivable for shares sold		3,415
TOTAL ASSETS		27,320,595
Liabilities:
Payable for investments purchased	$15,729
Payable for shares redeemed	2,217
Payable for auditing fees	14,500
Payable for transfer and dividend disbursing agent fees and expenses	9,899
Payable for portfolio accounting fees	4,732
Payable for distribution services fee (Note 5)	1,850
Accrued expenses	1,088
TOTAL LIABILITIES		50,015
Net assets for 4,681,899 shares outstanding		$27,270,580
Net Assets Consist of:
Paid-in capital		$28,209,965
Net unrealized appreciation of investments		3,235,816
Accumulated net realized loss on investments		(4,431,823)
Undistributed net investment income		256,622
TOTAL NET ASSETS		$27,270,580
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$18,397,247 ÷ 3,156,716 shares outstanding, no par value, unlimited shares authorized		$5.83
Service Shares:
$8,873,333 ÷ 1,525,183 shares outstanding, no par value, unlimited shares authorized		$5.82

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Dividends			$510,292
Interest			13,571
TOTAL INCOME			523,863
Expenses:
Investment adviser fee (Note 5)		$205,966
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		7,487
Transfer and dividend disbursing agent fees and expenses (Note 5)		32,467
Directors'/Trustees' fees		893
Auditing fees		17,227
Legal fees		9,040
Portfolio accounting fees		55,143
Distribution services fee--Service Shares (Note 5)		19,021
Printing and postage		14,117
Insurance premiums		13,288
TOTAL EXPENSES		564,649
Waivers, Reimbursement and Expense Reductions (Note 5):
Waiver of investment adviser fee	$(205,966)
Waiver of administrative personnel and services fee	(34,758)
Reimbursement of other operating expenses	(55,909)
Fees paid indirectly for directed brokerage arrangements	(925)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTIONS		(297,558)
Net expenses			267,091
Net investment income			256,772
Realized and Unrealized Gain on Investments:
Net realized gain on investments			406,916
Net change in unrealized appreciation of investments			1,126,908
Net realized and unrealized gain on investments			1,533,824
Change in net assets resulting from operations			$1,790,596

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$256,772	$124,852
Net realized gain on investments and futures contracts	406,916	304,730
Net change in unrealized appreciation of investments	1,126,908	2,919,950
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,790,596	3,349,532
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(91,667)	(52,661)
Service Shares	(33,305)	(5,473)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(124,972)	(58,134)
Share Transactions:
Proceeds from sale of shares	6,637,036	9,623,971
Net asset value of shares issued to shareholders in payment of distributions declared	124,972	58,134
Cost of shares redeemed	(2,445,535)	(1,933,918)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,316,473	7,748,187
Change in net assets	5,982,097	11,039,585
Net Assets:
Beginning of period	21,288,483	10,248,898
End of period (including undistributed net investment income of $256,622 and $124,822, respectively)	$27,270,580	$21,288,483

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2004, the Fund had no realized gains or losses on futures contracts.

At December 31, 2004, the Fund had no open futures contracts.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2004		2003
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	564,147	$3,108,550	1,005,155	$4,854,591
Shares issued to shareholders in payment of distributions declared	17,070	91,667	11,941	52,662
Shares redeemed	(257,188)	(1,407,689)	(334,740)	(1,563,214)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	324,029	$1,792,528	682,356	$3,344,039

Year Ended December 31	2004		2003
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	642,736	$3,528,486	982,909	$4,769,380
Shares issued to shareholders in payment of distributions declared	6,202	33,305	1,241	5,472
Shares redeemed	(190,558)	(1,037,846)	(79,226)	(370,704)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	458,380	$2,523,945	904,924	$4,404,148
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	782,409	$4,316,473	1,587,280	$7,748,187

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Ordinary income	$124,972	$58,134

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$256,622
Net unrealized appreciation	$3,075,443
Capital loss carryforward	$4,271,449

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the tax deferral of losses from wash sales.

At December 31, 2004, the cost of investments for federal tax purposes was $24,200,894. The net unrealized appreciation of investments for federal tax purposes was $3,075,443. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,354,808 and net unrealized depreciation from investments for those securities having an excess of cost over value of $279,365.

At December 31, 2004, the Fund had a capital loss carryforward of $4,271,449 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 3,518,519
2010	$ 752,930

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund's Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type, and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $16,329, after voluntary waiver, if applicable.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2004, the Fund's expenses were reduced by $925 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$11,271,651
Sales	$7,143,186

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund II, (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2004 and December 31, 2003, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of December 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisers, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp., responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania, and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to http://www.federatedinvestors.com; select "Products," select the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and selecting link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

G00433-19 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENT SUMMARY TABLES
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004	2003	1	2002	2001	2000
Net Asset Value, Beginning of Period	$8.44	$7.52	$10.37	$12.44	$14.35
Income From Investment Operations:
Net investment income	0.36	2	0.32	2	0.47	0.47	3	0.39
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.44	1.11	(2.85)	(2.14	)3	(1.59)
TOTAL FROM INVESTMENT OPERATIONS	0.80	1.43	(2.38)	(1.67)	(1.20)
Less Distributions:
Distributions from net investment income	(0.37)	(0.51)	(0.47)	(0.40)	(0.43)
Distributions from net realized gain on investments, options and foreign currency transactions	--	--	--	--	(0.28)
TOTAL DISTRIBUTIONS	(0.37)	(0.51)	(0.47)	(0.40)	(0.71)
Net Asset Value, End of Period	$8.87	$8.44	$ 7.52	$10.37	$12.44
Total Return4	9.92%	20.67%	(23.95)%	(13.72)%	(8.95)%

Ratios to Average Net Assets:
Expenses	1.00%	1.02	%5	1.02	%5	0.92	%5	0.91%
Net investment income	4.37%	4.18%	4.90%	3.86	%3	2.95%
Expense waiver/reimbursement6	0.17%	0.08%	--%	--%	--%
Supplemental Data:
Net assets, end of period (000 omitted)	$78,201	$82,602	$85,419	$138,270	$175,215
Portfolio turnover	59%	145%	118%	97%	107%

1 During the year ended December 31, 2003, the investment strategy of the fund transitioned from an equity only, utility sector fund to a diversified income fund with both stocks and bonds. The equity portion of the fund is invested in a diversified portfolio that focuses on value stocks that provide above-average dividend income with market participation. The fixed income portion of the fund is invested in a high-yielding debt portfolio.

2 Based on average shares outstanding.

3 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended December 31, 2001, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) on investments per share, or on the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 0.98%, 1.01%, and 0.91% for the years ended December 31, 2003, 2002, and 2001 respectively, after taking into account these expense reductions.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual	$1,000	$1,096.40	$5.53
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.86	$5.33

1 Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management's Discussion of Fund Performance

FUND PERFORMANCE

This report covers Federated Capital Income Fund II's fiscal year reporting period from January 1, 2004 through December 31, 2004. During the reporting period, the fund produced a total return of 9.92%.

STOCKS

Market Conditions and Impact Upon Fund's Performance:

The past 12 months generated positive returns for most domestic and global equity market benchmarks, continuing the trend established during the first quarter of 2003. Small and mid-cap investment strategies continued their dominance of large-cap strategies during the reporting period and as a result, the portfolio's bias toward large-cap companies negatively influenced relative performance. The fund employs a value-based investment strategy which positively influenced performance during the reporting period as value-based strategies generally outperformed growth-based strategies across most market capitalizations. The equity portfolio manager's focus on the realization of the fund's income and total return objectives by primarily purchasing stocks with dividend yields greater than the general equity markets and current relative dividend yields greater than their historical averages.

Sector Selection Impact Upon Fund's performance:

Positive sector selection influences upon performance included overweight positions in Utilities (contribution +0.37%) and Consumer Discretionary (contribution +0.44%), and an underweight position in Information Technology (contribution +0.62%).

Negative sector selection influences upon performance included an overweight position in Health Care (contribution -0.39%) and an underweight position in Energy (contribution -0.62%).

Security Selection Impact Upon Fund's Performance:

Positive influences on performance included favorable security selection in the Information Technology and Consumer Discretionary sectors. Negative influences on performance included unfavorable security selection in the Financial and Consumer Staple sectors.

The top five contributing names to the portfolio during the reporting period were: General Electric Co. +0.72%, Allstate Co. +60%, BAE Systems PLC +0.55%, Limited Brands, Inc. +0.54%, and Lloyds TSB Group, PLC +0.49%. The bottom five contributing names to the portfolio were: Marsh & Mclennan Cos. -0.73%, Merck & Co. Inc. -0.51%, Amvescap PLC -0.25%, Pfizer Inc. -0.25%, and Electronic Data Systems -0.24%.

BONDS

The bond portion of the fund's portfolio is widely diversified with investments across a variety of countries, economies, maturities and quality ratings. Generally, the portfolio invests in three major bond categories: domestic investment grade, domestic high yield1 and international emerging markets.2 As a result, the key driver of performance over the reporting period was sector allocation among these three categories.

During the reporting period, fund management held the opinion that most world economies would move in an improved direction, which is typically expected to result in a trend toward higher interest rates. Therefore, during the reporting period, the fund's investment strategy focused on allocating bond assets to reduce overall interest rate exposure and volatility while increasing exposure to sectors which typically benefit from improved business conditions. The fund's returns were largely influenced by an allocation of the largest percentages of bond assets to the high yield bond sector, which experienced strong relative performance during the reporting period. Another positive contribution to overall fund performance was the smallest allocation of bond assets to the domestic high quality sector, which generated the lowest total return over the reporting period. As points of reference, the Lehman Brothers U.S. Aggregate Bond Index3 (a proxy for the domestic investment grade market) generated a 4.44% total return while the Lehman Brothers U.S. Corporate High Yield Bond Index4 generated a total return of 11.97%. During the reporting period, the Fund invested on average over 40% of its bond assets in the high yield bond sector, which represented the largest allocation of the three major bond sectors.

1 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities.

2 Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

3 The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made in an index.

4 The Lehman Brother U.S. Corporate High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. Investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL INCOME FUND II

Annual Total Returns for the Period Ended 12/31/2004
1 Year	9.92%
5 Years	(4.55)%
I0 Years	4.88%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund II (the "Fund") from December 31, 1994 to December 31, 2004 compared to the Standard & Poor's 500 Index (S&P 500),2,3 Russell 1000 Value Index (RU1000V)2,3 both broad-based market indexes, a blend of indexes comprised of 50% Russell 1000 Value Index/16.7% Lehman Brothers Emerging Market Bond Index (LBEMB)3/16.7% Lehman Brothers High Yield Composite Bond Index (LBHYB)3/16.6% Lehman Brothers Mortgage Backed Securities Index (LBMB),3 ("the blend index")2,4 and the Lipper Income Funds Average (LIFA).4

Performance data quoted represents past performance which is no guarantee of future results. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Investment return and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RU1000V, Blend Index, and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, RU1000V and Blend Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the fund are not affected by cashflows. It is not possible to invest directly in an index.

3 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 socks representing all major industries. The RU1000V is an unmanaged index that measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to book ratios and lower forecasted growth values. The LEMB is an unmanaged index that tracks total returns for external--currency denominated debt instruments of the emerging markets. The LBHYB is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount of outstanding of $100 million and at least one year to maturity. The LBMB is an unmanaged index comprised of all fixed securities mortgage pools by GNMA, FNMA AND FHLMC. Lipper figures represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

4 The Blend Index is the Fund's blended benchmark.

Portfolio of Investments Summary Tables

At December 31, 2004, the Fund's portfolio composition1 was as follows:

Sector	Percentage of Total Investments2
Fixed Income Securities	53.7%
Equity Securities	45.1%
Cash Equivalents3	1.2%
TOTAL	100.0%

At December 31, 2004, the Fund's credit-quality ratings composition4 for its fixed-income security investments was as follows:

S&P Long-Term Ratings as Percentage of Total Fixed Income Investments2		Moody's Long-Term Ratings as Percentage of Total Fixed Income Investments2
AAA	9.6%	Aaa	9.6%
AA	0.0%	Aa	0.0%
A	2.6%	A	1.9%
BBB	9.2%	Baa	19.4%
BB	39.7%	Ba	20.2%
B	28.2%	B	38.3%
CCC	5.3%	Caa	9.3%
Not rated by S&P	5.4%	Not rated by Moody's	1.3%
TOTAL	100.0%	TOTAL	100.0%

At December 31, 2004, the Fund's sector composition5 for its equity securities investments was as follows:

Sector Composition	Percentage of Total Equity Investments2
Financials	31.4%
Consumer Discretionary	12.0%
Utilities	9.8%
Telecommunication Services	9.4%
Industrials	7.8%
Consumer Staples	7.5%
Healthcare	7.5%
Information Technology	6.4%
Materials	5.3%
Energy	2.9%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

3 Cash Equivalents include any investments in money market mutual funds and overnight repurchase agreements.

4 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investor Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category. Holdings that are rated only by different NRSROs than the ones identified have been included in the "Not rated by..." category. Rated securities that have been prerefunded, but not rated again by the NRSRO, also have been included in the "Not rated by..." category.

The tables also reflect both the Fund's direct holdings and the Fund's pro-rata share of holdings in other investment companies managed by the Fund's adviser (or its affiliates), although the shares of these other investment companies held by the Fund might not be rated.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

These tables depict the long-term, credit-quality ratings as assigned only by the NRSRO identified in each table. .

5 Sector composition is based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor's Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund's adviser.

Portfolio of Investments

December 31, 2004

Shares			Value
		COMMON STOCKS--39.6%
		Consumer Discretionary--5.0%
8,100		Delphi Auto Systems Corp.	$73,062
2,000		Dow Jones & Co.	86,120
6,800		Electrolux AB, ADR, Class B	313,820
4,700		La-Z Boy Chair Co.	72,239
15,669		Limited, Inc.	360,700
14,000		Mattel, Inc.	272,860
14,800		May Department Stores Co.	435,120
10,900		Maytag Corp.	229,990
6,200		McDonald's Corp.	198,772
17,200		Newell Rubbermaid, Inc.	416,068
2,353		Officemax, Inc.	73,837
53,500		Pearson PLC, ADR	650,560
17,400		Tupperware Corp.	360,528
3,800		Valeo SA, ADR	79,543
3,700		Whirlpool Corp.	256,077
		TOTAL	3,879,296
		Consumer Staples--3.4%
2,900		Albertsons, Inc.	69,252
10,700		Altria Group, Inc.	653,770
6,800		Coca-Cola Co.	283,084
1,300		Kimberly-Clark Corp.	85,553
24,100		Loews Corp. - Carolina Group	697,695
1,700		PepsiCo, Inc.	88,740
16,800		Sara Lee Corp.	405,552
8,700		Unilever PLC, ADR	343,824
		TOTAL	2,627,470
		Energy--1.3%
3,200		ChevronTexaco Corp.	168,032
11,600		Exxon Mobil Corp.	594,616
7,800		Tidewater, Inc.	277,758
		TOTAL	1,040,406
		Financials--12.4%
1,900		Ace, Ltd.	81,225
23,100		Allstate Corp.	1,194,732
1,900		BB&T Corp.	79,895
11,814		Bank of America Corp.	555,140
7,500		Bank of New York Co., Inc.	250,650
4,300		Capital Federal Financial	154,800
1,100		Chubb Corp.	84,590
18,400		Citigroup, Inc.	886,512
6,200		Comerica, Inc.	378,324
1,700		Federal National Mortgage Association	121,057
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
8,300		Friedman, Billings, Ramsey Group, Inc., Class A	$160,937
15,200		J.P. Morgan Chase & Co.	592,952
20,000		Lloyds TSB Group PLC, ADR	735,800
17,700		MBNA Corp.	498,963
9,100		Mellon Financial Corp.	283,101
6,400		Montpelier Re Holdings Ltd.	246,080
5,900		Morgan Stanley	327,568
7,300		Nationwide Financial Services, Inc., Class A	279,079
28,700		New York Community Bancorp, Inc.	590,359
18,900		Regions Financial Corp.	672,651
35,900		Trizec Properties, Inc.	679,228
20,800		U.S. Bancorp	651,456
1,100		UBS AG	92,224
		TOTAL	9,597,323
		Healthcare--2.8%
13,000		GlaxoSmithKline PLC, ADR	616,070
30	1	Hospira, Inc.	1,005
13,300		Merck & Co., Inc.	427,462
4,700		Pfizer, Inc.	126,383
24,500		Wyeth	1,043,455
		TOTAL	2,214,375
		Industrials--3.5%
33,000		BAE Systems PLC, ADR	584,149
38,800		General Electric Co.	1,416,200
2,100		Honeywell International, Inc.	74,361
3,400		Quebecor World, Inc.	73,236
6,500		TPG NV - ADR	177,125
1,300		Union Pacific Corp.	87,425
10,700		Waste Management, Inc.	320,358
		TOTAL	2,732,854
		Information Technology--1.0%
510	1	Freescale Semiconductor, Inc., Class B	9,364
16,500		Hewlett-Packard Co.	346,005
4,624		Motorola, Inc.	79,533
12,700		Nokia Oyj, ADR, Class A	199,009
20,900		Premier Farnell PLC, ADR	135,014
		TOTAL	768,925
		Materials--2.5%
2,900		Air Products & Chemicals, Inc.	168,113
2,400		Ciba Specialty Chemical AG, ADR	91,752
5,300		Du Pont (E.I.) de Nemours & Co.	259,965
14,800		Hanson PLC, ADR	635,364
5,300		Southern Peru Copper Corp.	250,213
23,700		UPM - Kymmene OY, ADR	528,984
		TOTAL	1,934,391
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--3.8%
20,300		AT&T Corp.	$386,918
7,100		BCE, Inc.	171,323
8,600		BellSouth Corp.	238,994
30,100		Matav RT, ADR	734,741
23,300		SBC Communications, Inc.	600,441
29,900		TDC A/S, ADR	636,272
13,000		Telstra Corp. Ltd., ADR	248,820
		TOTAL	3,017,509
		Utilities--3.9%
2,700		Black Hills Corp.	82,836
3,800		DPL, Inc.	95,418
3,400		Duke Energy Corp.	86,122
11,100		Edison International	355,533
18,900		Energias de Portugal SA, ADR	571,347
1,500		Equitable Resources, Inc.	90,990
8,000		Northeast Utilities Co.	150,800
3,200		ONEOK, Inc.	90,944
14,500		Pinnacle West Capital Corp.	643,945
6,300		RWE AG, RDC	347,668
32,800		Scottish & Southern Energy PLC, ADR	549,436
		TOTAL	3,065,039
		TOTAL COMMON STOCKS (IDENTIFIED COST $26,627,049)	30,877,588
		CORPORATE BONDS--10.5%
		Basic Industry - Paper--0.4%
$250,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	299,089
		Brewing--0.6%
400,000		Bavaria, Series 144A, 8.875%, 11/01/2010	434,000
		Broadcast Radio & TV--0.6%
400,000		Grupo Televisa S.A., Sr. Note, 8.5%, 3/11/2032	465,000
		Capital Goods - Diversified Manufacturing--0.4%
300,000	2	Hutchison Whampoa Ltd., 6.5%, 2/13/2013	323,295
		Capital Goods - Environmental--0.4%
300,000		USA Waste Services Inc., Sr. Note, 7.125%, 10/01/2007	325,938
		Communications - Media & Cable--0.3%
250,000		Continental Cablevision, Sr. Deb., 8.875%, 9/15/2005	259,475
		Communications - Media Noncable--0.7%
185,000		British Sky Broadcasting Group PLC, 8.2%, 7/15/2009	214,049
250,000		Univision Communications, Inc., 7.85%, 7/15/2011	295,349
		TOTAL	509,398
		Communications - Telecom Wireless--0.4%
300,000		AT&T Wireless Services, Sr. Note, 7.35%, 3/01/2006	313,986
		Communications - Telecom Wirelines--1.2%
300,000		CenturyTel, Inc., 8.375%, 10/15/2010	353,271
250,000		Citizens Communications, 9%, 8/15/2031	286,875
300,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	311,388
		TOTAL	951,534
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Cyclical - Automotive--0.4%
$300,000		General Motors Acceptance, 6.875%, 9/15/2011	$307,847
		Consumer Cyclical - Entertainment--0.4%
300,000		Time Warner, Inc., Deb., 8.11%, 8/15/2006	321,735
		Consumer Non-Cyclical Tobacco--0.0%
45,000		Philip Morris, Note, 6.375%, 2/1/2006	46,191
		Container & Glass Products--0.4%
300,000		Vitro SA, Note, Series 144A, 11.75%, 11/01/2013	291,750
		Financial Institution - Banking--0.4%
300,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	340,932
		Financial Institution - Brokerage--0.4%
300,000		Waddell & Reed Financial, Inc., 7.5%, 1/18/2006	311,922
		Financial Institution - Insurance - P&C--0.4%
300,000	2	MBIA Global Funding LLC, 2.875%, 11/30/2006	297,018
		Financial Institution - REITs--0.5%
110,000		EOP Operating LP, 8.375%, 3/15/2006	116,485
300,000		Rouse Co., 5.375%, 11/26/2013	288,304
		TOTAL	404,789
		Foreign-Local-Government--0.1%
100,000		Hydro Quebec, Sr. Deb., 6.3%, 5/11/2011	111,711
		Oil & Gas--1.1%
200,000		Gaz Capital SA, Note, Series 144A, 8.625%, 4/28/2034	235,000
220,000		Gazprom, Note, Series 144A, 9.625%, 3/01/2013	260,700
350,000	2	Petrozuata Finance Inc., Company Guarantee, Series 144A, 8.22%, 4/01/2017	351,313
		TOTAL	847,013
		Sovereign--0.8%
500,000		Aries Vermogensverwaltng, Note, Series 144A, 9.6%, 10/25/2014	617,500
		Steel--0.3%
275,000	2	CSN Islands VIII Corp., Company Guarantee, Series 144A, 9.75%, 12/16/2013	295,625
		Telecommunications & Cellular--0.3%
200,000		Philippine Long Distance, Sr. Unsub., 11.375%, 5/15/2012	230,500
		TOTAL CORPORATE BONDS (IDENTIFIED COST $7,723,365)	8,306,248
		GOVERNMENTS/AGENCIES--14.6%
		Sovereign--14.6%
1,300,000		Brazil, Government of, 14.5%, 10/15/2009	1,739,920
950,000		Brazil, Government of, Note, 12%, 4/15/2010	1,180,850
400,000		Colombia, Government of, 10.75%, 1/15/2013	478,600
500,000		Colombia, Republic of, Bond, 8.125%, 5/21/2024	486,250
21,500,000		Mexico Fixed Rate Bonds, Bond, Series MI10, 8%, 12/19/2013	1,717,956
270,000		Peru, Government of, Note, 9.875%, 2/06/2015	330,750
300,000		Philippines, Government, 9.875%, 1/15/2019	310,500
450,000		Philippines, Government, Note, 8.25%, 1/15/2014	443,250
630,000		Russia, Government of, Series REGS, 8.25%, 3/31/2010	698,355
1,600,000		Russia, Government of, Unsub., Series REGS, 5%, 3/31/2030	1,646,400
500,000		Turkey, Government of, 11%, 1/14/2013	637,500
750,000		Turkey, Government of, 9.5%, 1/15/2014	885,750
300,000		Venezuela, Government of, 10.75%, 9/19/2013	361,500
Principal Amount or Shares			Value
		GOVERNMENTS/AGENCIES--continued
		Sovereign--continued
$200,000		Venezuela, Government of, 9.375%, 1/13/2034	$212,200
250,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	265,000
		TOTAL GOVERNMENTS/AGENCIES (IDENTFIED COST $10,855,195)	11,394,781
		MORTGAGE-BACKED SECURITIES--2.5%
		Federal Home Loan Mortgage Corporation--1.8%
894,156		Federal Home Loan Mortgage Corp. Pool A13833, 5.500%, 30 Year, 9/1/2033	910,268
462,636		Federal Home Loan Mortgage Corp. Pool A14164, 5.000%, 30 Year, 10/1/2033	460,855
		TOTAL	1,371,123
		Federal National Mortgage Association--0.7%
548,418		Federal National Mortgage Association Pool 713833, 5.500%, 15 Year, 10/1/2018	567,498
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,917,896)	1,938,621
		PREFERRED STOCKS--5.6%
		Consumer Discretionary--0.4%
12,200		General Motors Corp., Conv. Pfd., Series C, $1.5625, Annual Dividend	325,252
		Financials--1.3%
9,400		Chubb Corp., PRIDES, $1.75, Annual Dividend	282,000
2		Federal National Mortgage Association, 5.375%, 12/30/2034	212,000
1,400		Washington Mutual, Inc., Conv. Pfd., $2.6875, Annual Dividend	78,050
17,700		XL Capital Ltd., PEPS, $1.049, Annual Dividend	450,465
		TOTAL	1,022,515
		Healthcare--1.1%
6,500		Baxter International, Inc, PEPS, $3.50, Annual Dividend	366,990
16,000	2	Morgan Stanley & Co., In, PERCS	467,120
		TOTAL	834,110
		Technology--1.9
34,100	2	Morgan Stanley & Co., In, PERCS	458,475
20,600	2	Morgan Stanley & Co., In, PERCS	479,671
24,500	2	Morgan Stanley & Co., In, PERCS, Series CHKP	519,033
		TOTAL	1,457,179
		Telecommunication Services--0.4%
5,900		Alltel Corp., DECS, $3.875, Annual Dividend	312,051
		Utilities--0.5%
1,900		American Electric Power, DECS, $4.625, Annual Dividend	90,535
8,400		ONEOK, Inc., PEPS, $2.125, Annual Dividend	299,880
		TOTAL	390,415
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $3,976,122)	4,341,522
		U.S. TREASURY--1.7%
		Treasury Securities--1.7%
1,290,000		United States Treasury Bond, 10.750%, 8/15/2005 (IDENTIFIED COST $1,550,620)	1,354,603
		MUTUAL FUND--24.3%
2,316,812	3	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $16,993,252)	18,997,854
Principal Amount			Value
		REPURCHASE AGREEMENT--0.3%
$212,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.280%, dated 12/31/2004 to be repurchased at $212,040 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 9/25/2034, collateral market value $2,060,003,250 (AT AMORTIZED COST)	$212,000
		TOTAL INVESTMENTS--99.1% (IDENTIFIED COST $69,855,499)4	77,423,217
		OTHER ASSETS AND LLIABILITIES - NET--0.9%	778,035
		TOTAL NET ASSETS--100%	$78,201,252

1 Non-income producing security.

2 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2004, these securities amounted to $3,191,550 presents 4.1% of total net assets.

3 Affiliated Company.

4 The cost of investments for federal tax purposes amounts to $70,741,781.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PERCS	--Preferred Equity Redemption Cumulative Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Total investments in securities, at value including $18,997,854 of investments in affiliated issuers (Note 5) (identified cost $69,855,499)		$77,423,217
Cash		35,907
Income receivable		623,757
Receivable for investments sold		167,778
Receivable for shares sold		4,266
TOTAL ASSETS		78,254,925
Liabilities:
Payable for shares redeemed	$18,692
Payable for auditing fees	14,000
Payable for printing and postage fees and expenses	7,461
Payable for transfer and dividend disbursing agent fees and expenses	7,192
Payable for portfolio accounting fees	4,058
Payable for custodian fees	2,270
TOTAL LIABILITIES		53,673
Net assets for 8,817,898 shares outstanding		$78,201,252
Net Assets Consist of:
Paid-in capital		$132,990,644
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		7,569,414
Accumulated net realized loss on investments, options and foreign currency transactions		(66,195,882)
Undistributed net investment income		3,837,076
TOTAL NET ASSETS		$78,201,252
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$78,201,252 ÷ 8,817,898 shares outstanding, no par value, unlimited shares authorized		$8.87

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $24,856, including $1,309,570 received from affiliated issuers (Note 5))			$2,594,806
Interest (net of foreign taxes withheld of $876)			1,623,603
TOTAL INCOME			4,218,409
Expenses:
Investment adviser fee (Note 5)		$589,050
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		14,137
Transfer and dividend disbursing agent fees and expenses (Note 5)		17,000
Directors'/Trustees' fees		1,168
Auditing fees		16,726
Legal fees		8,915
Portfolio accounting fees		45,737
Printing and postage		60,315
Insurance premiums		13,929
Miscellaneous		2,158
TOTAL EXPENSES		919,135
Waiver and Reimbursement (Note 5):
Reimbursement of investment adviser fee	$(109,052)
Waiver of administrative personnel and services fee	(24,216)
TOTAL WAIVER AND REIMBURSEMENT		(133,268)
Net expenses			785,867
Net investment income			3,432,542
Realized and Unrealized Gain (Loss) on Investments, Options, and Foreign Currency Transactions:
Net realized gain on investments, options, and foreign currency transactions			5,198,806
Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency			(1,354,104)
Net realized and unrealized gain on investments, options, and foreign currency transactions			3,844,702
Change in net assets resulting from operations			$7,277,244

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,432,542	$3,291,792
Net realized gain on investments, options and foreign currency transactions	5,198,806	1,064,903
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(1,354,104)	10,085,299
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,277,244	14,441,994
Distributions to Shareholders:
Distributions from net investment income	(3,549,514)	(5,128,885)
Share Transactions:
Proceeds from sale of shares	8,823,924	12,686,779
Net asset value of shares issued to shareholders in payment of distributions declared	3,549,512	5,128,883
Cost of shares redeemed	(20,501,556)	(29,946,013)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(8,128,120)	(12,130,351)
Change in net assets	(4,400,390)	(2,817,242)
Net Assets:
Beginning of period	82,601,642	85,418,884
End of period (including undistributed net investment income of $3,837,076 and $3,548,559, respectively)	$78,201,252	$82,601,642

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Capital Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

Effective May 1, 2003 the Fund changed its name from Federated Utility Fund II to Federated Capital Income Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed-income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/ Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2004, the Fund had no outstanding foreign currency commitments.

Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2004, the Fund had no realized gains or losses on written options.

At December 31, 2004, the Fund had no outstanding written options contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FC) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004	2003
Shares sold	1,056,360	1,690,727
Shares issued to shareholders in payment of distributions declared	436,058	754,247
Shares redeemed	(2,460,620)	(4,011,967)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(968,202)	(1,566,993)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and discount accretion/premium amortization on debt securities.

For the year ended December 31, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Losses
$405,489	$(405,489)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003 was as follows:

	2004	2003
Ordinary income	$3,549,514	$5,128,885

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,837,077
Net unrealized appreciation	$6,683,132
Capital loss carryforward	$65,199,347

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the tax deferral of losses on wash sales.

At December 31, 2004, the cost of investments for federal tax purposes was $70,741,781. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $6,681,436. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,656,444 and net unrealized depreciation from investments for those securities having an excess of cost over value of $975,008.

At December 31, 2004, the Fund had a capital loss carryforward of $65,199,347 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$15,005,370
2009	$16,049,079
2010	$34,144,898

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Global Investment Management Company and Federated Investment Management Company (the "Sub-Advisers"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Advisers, the Sub-Advisers receive an allocable portion of the Fund's adviser fee. The fees are paid by the Adviser out of its resources and is not an incremental Fund expense.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Federated High Income Fund II, which is managed by the Fund's Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned from investments in this fund are recorded as income in the accompanying financial statements and totaled $1,309,570 for the period.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ending December 31, 2004, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $8,577 after voluntary waiver, if applicable.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$44,466,621
Sales	$51,079,450

7. RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2004, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
United Kingdom	5.7%
Russia	4.4%
Brazil	4.1%
Mexico	3.2%
Turkey	2.0%
Venezuela	2.0%
Colombia	1.8%
Philippines	1.3%
Finland	0.9%
Hungary	0.9%
Denmark	0.8%
Portugal	0.7%
Canada	0.5%
Bermuda	0.4%
China	0.4%
Germany	0.4%
Peru	0.4%
Puerto Rico	0.4%
Sweden	0.4%
Australia	0.3%
Netherlands	0.2%
Switzerland	0.2%
France	0.1%

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Income Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2004 and December 31, 2003, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of December 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing theTrust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisers, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to http://www.federatedinvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and then selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004		2003	1	2002		2001	2000
Net Asset Value, Beginning of Period	$12.13		$ 9.73		$12.49		$14.32	$16.28
Income From Investment Operations:
Net investment income	0.28		0.24		0.20		0.23	0.22
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	1.25		2.36		(2.74)		(1.81)	(2.01)
TOTAL FROM INVESTMENT OPERATIONS	1.53		2.60		(2.54)		(1.58)	(1.79)
Less Distributions:
Distributions from net investment income	(0.24)		(0.20)		(0.22)		(0.25)	(0.17)
Net Asset Value, End of Period	$13.42		$12.13		$ 9.73		$12.49	$14.32
Total Return2	12.84%		27.27%		(20.74)%		(10.98)%	(11.19)%

Ratios to Average Net Assets:
Expenses	1.12	%3	1.15	%3	1.07	%3	0.97%	0.95%
Net investment income	2.08%		2.18%		1.63%		1.77%	1.67%
Expense waiver/reimbursement4	0.03%		0.01%		0.01%		0.02%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,907		$73,904		$61,430		$91,988	$104,934
Portfolio turnover	55%		145%		81%		101%	74%

1 During the year ended December 31, 2003, the investment strategy of the fund transitioned from a blended value/growth style to one focused on value.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.11%, 1.14%, and 1.06%, for the years ended December 31, 2004, 2003, and 2002, respectively, after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual	$1,000	$1,097.30	$5.90
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.51	$5.69

1 Expenses are equal to the Fund's annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management's Discussion of Fund Performance

FUND PERFORMANCE

This report covers Federated Equity Income Fund II's fiscal year performance period from January 1, 2004, through December 31, 2004. During this reporting period, the fund produced a total return of 12.84%. The fund trailed its blended benchmark which consists of 90% Russell 1000 Value Index and 10% Merrill Lynch 91 day Treasury Bill (90% RUSIV/10% ML91DTB),1 and the Russell 1000 Value Index2 during the same reporting period with returns of 14.93% and 16.50%, respectively. The fund outperformed the broad market, Standard & Poor's 500 Index,3 which returned 10.88% during the reporting period. The portfolio managers focus on the realization of the fund's income and total return objectives by primarily purchasing stocks with dividend yields greater than the general equity markets and current relative dividend yields greater than their historical averages.

Market Conditions and Impact Upon Fund's Performance

The past 12 months generated positive returns for most domestic and global equity market benchmarks, continuing the trend established during the first quarter of 2003. Small- and mid-cap investment strategies continued their dominance of large-cap strategies during the reporting period and as a result, the portfolio's bias toward large-cap companies negatively influenced relative performance. The fund employs a value-based investment strategy which positively influenced performance during the reporting period, as value-based strategies generally outperformed growth-based strategies across most market capitalizations.

Sector Selection Impact Upon Fund's Performance

Positive sector selection influences upon performance relative to the benchmark included overweight positions in Utilities (contribution +0.25%) and Telecommunication Service (contribution +0.19%), and an underweight position in Information Technology (contribution +0.30%).

Negative sector selection influences upon relative performance included an overweight position in Healthcare (contribution -0.34%) and an underweight position in Energy (contribution -0.36%).

Security Selection Impact Upon Fund's Performance

Positive influences on relative performance included favorable security selection in the Utilities and Consumer Discretionary sectors. Negative influences on relative performance included unfavorable security selection in the Information Technology, Financials, and Consumer Staples sectors.

The top five contributing names to the portfolio during the reporting period were: Exxon Mobil Corp. 0.99%, General Electric Co. 0.64%, BAE Systems, PLC.0. 57%, Limited Brands, Inc. 0.57%, and McDonald's Corp. 0.51%. The bottom five contributing names to the portfolio were: Merck & Co. Inc. -0.41%, Pfizer Inc. -0.33%, Coca Cola Co. -0.27%, General Motors Corp. -0.24%, and Amvescap PLC -0.17%.

1 The 90% RUS1V/10% ML91DTB is a blended index which is comprised of the RUS1V and the ML91DTB. The RUS1V measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The ML91DTB is an index tracking short-term government securities. Indexes are unmanaged, and investments can not be made directly in an index.

2 Russell 1000® Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

3 The S&P500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged, and investment can not be made directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN THE FEDERATED EQUITY INCOME FUND II

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	12.84%
5 Years	(2.09)%
Start of Performance (1/30/1997)	4.96%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund II (the "Fund") from January 30, 1997 (start of performance) to December 31, 2004 compared to the Russell 1000® Value Index (RUS1V),2 and the fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RUS1V/10% ML91DTB).2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUSIV and the 90% RUSIV/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUSIV and the 90% RUSIV/10% ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table

At December 31, 2004, the Fund's sector composition1 was as follows:

Sector	Percentage of Total Net Assets
Financials	33.2%
Consumer Discretionary	11.9%
Telecommunication Services	8.2%
Industrials	8.0%
Utilities	7.7%
Consumer Staples	7.6%
Healthcare	6.6%
Materials	6.0%
Energy	4.5%
Information Technology	1.4%
Cash Equivalents2	3.8%
Other Assets and Liabilities--Net3	1.1%
TOTAL	100.0%

1 Except Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns an index classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents includes any investments in money market mutual funds and overnight repurchase agreements.

3 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2004

Shares		Value
	COMMON STOCKS--91.9%
	Consumer Discretionary--10.9%
15,500	Belo (A.H.) Corp., Series A	$406,720
19,800	Delphi Auto Systems Corp.	178,596
3,700	E.W. Scripps Co., Class A	178,636
2,700	Knight-Ridder, Inc.	180,738
35,738	Limited, Inc.	822,689
30,100	Mattel, Inc.	586,649
13,000	May Department Stores Co.	382,200
13,600	Maytag Corp.	286,960
65,900	McDonald's Corp.	2,112,754
32,300	Newell Rubbermaid, Inc.	781,337
17,100	Nissan Motor Co. Ltd., ADR	375,174
89,700	Pearson PLC, ADR	1,090,752
7,800	Pier 1 Imports, Inc.	153,660
11,400	Tupperware Corp.	236,208
2,700	Whirlpool Corp.	186,867
	TOTAL	7,959,940
	Consumer Staples--7.6%
7,600	Albertsons, Inc.	181,488
3,100	Altria Group, Inc.	189,410
3,200	Anheuser-Busch Cos., Inc.	162,336
10,800	Archer-Daniels-Midland Co.	240,948
7,300	Boots Group PLC, ADR	183,740
25,100	Coca-Cola Co.	1,044,913
8,300	Colgate-Palmolive Co.	424,628
18,700	Kimberly-Clark Corp.	1,230,647
4,200	Lancaster Colony Corp.	180,054
14,100	Loews Corp.- Carolina Group	408,195
13,800	PepsiCo, Inc.	720,360
7,400	Sara Lee Corp.	178,636
5,300	Unilever N.V., ADR	353,563
	TOTAL	5,498,918
	Energy--4.5%
6,200	BP PLC, ADR	362,080
29,300	Exxon Mobil Corp.	1,501,918
2,700	Kinder Morgan, Inc.	197,451
5,600	Tidewater, Inc.	199,416
9,300	Total SA, Class B, ADR	1,021,512
	TOTAL	3,282,377
Shares		Value
	COMMON STOCKS--continued
	Financials--31.2%
8,793	Ace Ltd.	$375,901
23,300	Allstate Corp.	1,205,076
85,800	Amvescap PLC, ADR	1,077,648
26,894	Bank of America Corp.	1,263,749
24,900	Bank of New York Co., Inc.	832,158
5,145	Cincinnati Financial Corp.	227,718
70,600	Citigroup, Inc.	3,401,508
18,300	Equity Office Properties Trust	532,896
21,000	Federal Home Loan Mortgage Corp.	1,547,700
8,700	Federal National Mortgage Association	619,527
35,800	J.P. Morgan Chase & Co.	1,396,558
6,300	Lloyds TSB Group PLC, ADR	231,777
36,000	MBNA Corp.	1,014,840
12,100	Mellon Financial Corp.	376,431
13,800	Morgan Stanley	766,176
20,500	Nationwide Financial Services, Inc., Class A	783,715
9,400	New York Community Bancorp, Inc.	193,358
8,200	Northern Trust Corp.	398,356
27,100	Sun Life Financial Services of Canada	908,934
17,812	The St. Paul Travelers Cos., Inc.	660,291
22,900	Trizec Properties, Inc.	433,268
17,800	U.S. Bancorp	557,496
15,500	UBS AG	1,299,520
22,800	Wells Fargo & Co.	1,417,020
16,700	Willis Group Holdings Ltd.	687,539
7,200	XL Capital Ltd.	559,080
	TOTAL	22,768,240
	Healthcare--6.6%
8,100	Abbott Laboratories	377,865
22,400	Baxter International, Inc.	773,696
7,500	Bristol-Myers Squibb Co.	192,150
6,200	GlaxoSmithKline PLC, ADR	293,818
3,000	Johnson & Johnson	190,260
25,900	Merck & Co., Inc.	832,426
51,500	Pfizer, Inc.	1,384,835
17,500	Wyeth	745,325
	TOTAL	4,790,375
	Industrials--8.0%
59,500	General Electric Co.	2,171,750
15,300	Lockheed Martin Corp.	849,915
24,900	Quebecor World, Inc.	536,346
28,300	TPG NV, ADR	771,175
6,100	Union Pacific Corp.	410,225
7,000	United Technologies Corp.	723,450
12,400	Waste Management, Inc.	371,256
	TOTAL	5,834,117
Shares		Value
	COMMON STOCKS--continued
	Information Technology--1.4%
40,400	Hewlett-Packard Co.	$847,188
10,900	Nokia Oyj, Class A, ADR	170,803
	TOTAL	1,017,991
	Materials--6.0%
3,500	Air Products & Chemicals, Inc.	202,895
17,400	Akzo Nobel NV, ADR	739,326
9,500	Bowater, Inc.	417,715
36,100	Du Pont (E.I.) de Nemours & Co.	1,770,705
4,900	Hanson PLC, ADR	210,357
13,600	POSCO, ADR	605,608
30,200	Stora Enso Oyj, ADR	459,342
	TOTAL	4,405,948
	Telecommunication Services--8.2%
8,400	AT&T Corp.	160,104
17,100	BCE, Inc.	412,623
25,900	BellSouth Corp.	719,761
55,700	SBC Communications, Inc.	1,435,389
9,500	Sprint Corp.	236,075
19,000	TDC A/S, ADR	404,320
14,500	Telefonos de Mexico, Class L, ADR	555,640
31,500	Telstra Corp. Ltd., ADR	602,910
30,600	Verizon Communications	1,239,606
7,900	Vodafone Group PLC, ADR	216,302
	TOTAL	5,982,730
	Utilities--7.5%
10,500	Entergy Corp.	709,695
6,300	Equitable Resources, Inc.	382,158
17,300	Exelon Corp.	762,411
53,400	Korea Electric Power Corp., ADR	707,016
7,900	National Grid Group PLC, ADR	379,121
19,500	Northeast Utilities Co.	367,575
6,500	ONEOK, Inc.	184,730
9,400	Pinnacle West Capital Corp.	417,454
16,400	Progress Energy, Inc.	741,936
7,000	RWE AG, ADR	386,298
15,400	Suez SA, ADR	411,950
	TOTAL	5,450,344
	TOTAL COMMON STOCKS (IDENTIFIED COST $56,854,359)	66,990,980
	PREFERRED STOCKS--3.2%
	Consumer Discretionary--1.0%
26,400	General Motors Corp., Conv. Pfd., Series C, $1.56, Annual Dividend	703,824
	Financials--2.0%
12,700	Chubb Corp., PRIDES, $1.75, Annual Dividend	381,000
10	Federal National Mortgage Association, Conv. Pfd., $5.38, Annual Dividend	1,060,000
	TOTAL	1,441,000
Shares or Principal Amount		Value
	PREFERRED STOCKS--continued
	Utilities--0.2%
4,000	American Electric Power Co., Inc., DECS, $4.63, Annual Dividend	$190,600
	TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,217,638)	2,335,424
	Repurchase Agreement--3.8%
$2,760,000	Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.28%, dated 12/31/2004 to be repurchased at $2,760,524 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 9/25/2034, collateral market value $2,060,003,250 (AT AMORTIZED COST)	2,760,000
	TOTAL INVESTMENTS--98.9% (IDENTIFIED COST $61,831,997)1	72,086,404
	OTHER ASSETS AND LIABILITIES - NET--1.1%	820,781
	TOTAL NET ASSETS--100%	$72,907,185

1 The cost of investments for federal tax purposes amounts to $61,959,494.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Total investments in securities, at value (identified cost $61,831,997)		$72,086,404
Cash		4,675
Income receivable		221,801
Receivable for investments sold		852,871
TOTAL ASSETS		73,165,751
Liabilities:
Payable for investments purchased	$211,500
Payable for shares redeemed	11,692
Payable for auditing fees	13,972
Payable for printing and postage fees	10,654
Accrued expenses	10,748
TOTAL LIABILITIES		258,566
Net assets for 5,431,321 shares outstanding		$72,907,185
Net Assets Consist of:
Paid-in capital		$80,372,459
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		10,254,451
Accumulated net realized loss on investments, options and foreign currency transactions		(19,209,291)
Undistributed net investment income		1,489,566
TOTAL NET ASSETS		$72,907,185
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$72,907,185 ÷ 5,431,321 shares outstanding, no par value, unlimited shares authorized		$13.42

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $70,471)			$2,241,769
Interest			44,820
TOTAL INCOME			2,286,589
Expenses:
Investment adviser fee (Note 5)		$537,748
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		11,240
Transfer and dividend disbursing agent fees and expenses (Note 5)		14,220
Directors'/Trustees' fees		1,140
Auditing fees		16,737
Legal fees		4,159
Portfolio accounting fees		44,309
Printing and postage		30,303
Insurance premiums		13,811
Miscellaneous		595
TOTAL EXPENSES		824,262
Waiver and Expense Reduction (Note 5):
Waiver of administrative personnel and services fee	$(24,285)
Fees paid indirectly for directed broker arrangements	(4,488)
TOTAL WAIVER AND EXPENSE REDUCTION		(28,773)
Net expenses			795,489
Net investment income			1,491,100
Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			5,841,403
Net realized loss on options transactions			(2,221)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,300,140
Net realized and unrealized gain on investments, options and foreign currency transactions			7,139,322
Change in net assets resulting from operations			$8,630,422

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,491,100	$1,408,498
Net realized gain on investments, options and foreign currency transactions	5,839,182	2,187,196
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilites in foreign currency	1,300,140	12,346,967
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,630,422	15,942,661
Distributions to Shareholders:
Distributions from net investment income	(1,409,591)	(1,238,909)
Share Transactions:
Proceeds from sale of shares	3,026,705	8,089,410
Net asset value of shares issued to shareholders in payment of distributions declared	1,409,590	1,238,908
Cost of shares redeemed	(12,653,839)	(11,558,099)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(8,217,544)	(2,229,781)
Change in net assets	(996,713)	12,473,971
Net Assets:
Beginning of period	73,903,898	61,429,927
End of period (including undistributed net investment income of $1,489,566 and $1,409,298, respectively)	$72,907,185	$73,903,898

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide above-average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed-income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, at the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2004, the Fund had a realized loss of $2,221 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Aggregate Face Value
Outstanding at prior period-end	0	$ 0
Contracts opened	(135)	$(24,191)
Contracts expired	23	$ 0
Contracts closed	112	$ 26,412

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2004, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FC) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004	2003
Shares sold	244,636	784,055
Shares issued to shareholders in payment of distributions declared	118,553	128,251
Shares redeemed	(1,026,566)	(1,133,735)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(663,377)	(221,429)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

For the year ended December 31, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$(1,241)	$1,241

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Ordinary income	$1,409,591	$1,238,909

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,489,567
Unrealized appreciation	$10,126,954
Capital loss carryforward	$19,081,793

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the tax deferral of losses on wash sales.

At December 31, 2004, the cost of investments for federal tax purposes was $61,959,494. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $10,126,910. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,136,458 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,009,548.

At December 31, 2004, the Fund had a capital loss carryforward of $19,081,793 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 1,764,560
2009	$10,532,229
2010	$ 6,785,004

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type, and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $8,577, after voluntary waiver, if applicable.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2004, the Fund's expenses were reduced by $4,488 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$37,495,618
Sales	$46,337,052

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing theTrust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisers, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania, and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to http://www.federatedinvestors.com, select "Products," open the "Variable Annuities" Section, then select the link to "sec-gov" to access to the link for Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and then selecting the link to "sec gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investments in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.77	$11.98	$11.43	$11.11	$10.56
Income From Investment Operations:
Net investment income	0.45	1	0.43	1	0.53	1	0.60	1	0.60
Net realized and unrealized gain (loss) on investments	(0.03)	(0.15)	0.46	0.16	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.42	0.28	0.99	0.76	1.11
Less Distributions:
Distributions from net investment income	(0.53)	(0.43)	(0.44)	(0.44)	(0.56)
Distributions from net realized gain on investments	(0.06)	(0.06)	--	--	--
TOTAL DISTRIBUTIONS	(0.59)	(0.49)	(0.44)	(0.44)	(0.56)
Net Asset Value, End of Period	$11.60	$11.77	$11.98	$11.43	$11.11
Total Return2	3.61%	2.37%	9.05%	7.03%	10.97%

Ratios to Average Net Assets:
Expenses	0.72%	0.72%	0.72%	0.74%	0.84%
Net investment income	3.91%	3.68%	4.58%	5.39%	5.99%
Expense waiver/reimbursement4	0.01%	0.00	%3	--	--	--
Supplemental Data:
Net assets, end of period (000 omitted)	$377,368	$405,418	$489,235	$300,404	$159,579
Portfolio turnover	60%	70%	82%	76%	74%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 Represents less than 0.01%.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual	$1,000	$1,033.90	$3.68
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.52	$3.66

1 Expenses are equal to the Fund's annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management's Discussion of Fund Performance

FUND PERFORMANCE

This report covers the fund's performance from January 1, 2004 through December 31, 2004. The fund's total return for the 12-month reporting period was 3.61%. The custom benchmark, which consists of a two-thirds/one-third blend of the Lehman Brothers Mortgage-Backed Securities Index1 and Lehman Brothers Government Index,1 respectively, returned 4.29%.

Security selection and duration stance were the most significant factors affecting fund performance relative to the unmanaged index. The fund's total return reflects actual cashflows, transaction costs, and expenses, factors which do not impact the passive index.

SECURITY SELECTION

Security selection within the mortgage sector focused on agency versus non-agency MBS and prepayment risk analysis. On a relative value basis, non-agency MBS offered profitable opportunities as non-agency valuations richened relative to similar mortgage securities issued by Fannie Mae and Freddie Mac. Exposure to non-agencies proved advantageous. Additionally, management focused on prepayment analysis.

Prepayments negatively impact premium coupon mortgage security performance because prepaid principal reduces expected yield and proceeds are reinvested at lower market rates in many cases. Analysis of the factors which impact prepayments, including geographic considerations, loan balance, loan-to-value ratio, and credit score, improved fund prepayment performance compared to the general market. Security selection positively impacted fund performance.

DURATION

Throughout the reporting period, a below-benchmark duration stance was maintained in anticipation of higher interest rates. This portfolio structure was achieved through an underweight to longer duration Treasurys, agencies, and mortgage-backed securities. While short and intermediate Treasury yields did increase, longer-maturity Treasury yields were little changed during the year and longer-duration mortgages performed quite well. The duration stance did not positively contribute to the fund's total return.

1 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index includes the Treasury and Agency Indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. Indexes are unmanaged and investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Average Annual Total Returns for the Period Ended 12/31/2004
1 Year	3.61%
5 Years	6.56%
10 Years	6.11%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II (the "Fund") from December 31, 1994 to December 31, 2004, compared to Lehman Brothers Government/Mortgage-Backed Index (LBGM).2

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured. It is not possible to invest directly in an index.

1 The Fund's performance assumes the reinvestment of all distributions. The LBGM has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBGM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table

At 12/31/04, the Fund's portfolio composition1 was as follows:

Sector	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	62.1%
U.S. Treasury Securities	19.4%
U.S. Government Agency Securities	13.3%
Non-Agency Mortgage-Backed Securities	2.0%
Cash Equivalents2	17.0%
Other assets and liabilities--Net3	(13.8)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Cash Equivalents includes repurchase agreements, as more fully described in the Fund's prospectus, which are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. Includes repurchase agreements: (1) purchased with cash collateral received in securities lending transactions (11.1%); and (2) purchased with proceeds received in dollar roll transactions (2.6%).

3 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2004

Principal Amount			Value
		U.S. TREASURY OBLIGATIONS--19.4%
$2,000,000		United States Treasury Bonds, 6.000%, 2/15/2026	$2,293,440
4,700,000	1	United States Treasury Bonds, 6.125%, 11/15/2027	5,487,250
2,800,000		United States Treasury Bonds, 6.250%, 8/15/2023	3,279,500
500,000		United States Treasury Bonds, 7.250%, 5/15/2016	625,860
370,000		United States Treasury Bonds, 7.500%, 11/15/2024	494,239
3,050,000		United States Treasury Bonds, 7.625%, 2/15/2025	4,128,450
4,000,000		United States Treasury Bonds, 8.000%, 11/15/2021	5,490,000
2,000,000		United States Treasury Bonds, 11.250%, 2/15/2015	3,145,000
8,300,000	1	United States Treasury Notes, 2.250%, 4/30/2006	8,231,276
6,500,000		United States Treasury Notes, 2.375%, 8/31/2006	6,433,960
3,600,000	1	United States Treasury Notes, 2.500%, 5/31/2006	3,580,308
8,000,000	1	United States Treasury Notes, 2.750%, 7/31/2006	7,973,760
7,000,000	1	United States Treasury Notes, 3.250%, 8/15/2007	7,009,870
2,500,000	1	United States Treasury Notes, 4.250%, 8/15/2014	2,505,075
1,000,000		United States Treasury Notes, 4.375%, 5/15/2007	1,027,810
5,076,000		United States Treasury Notes, 5.625%, 5/15/2008	5,447,209
5,800,000	1	United States Treasury Notes, 5.750%, 11/15/2005	5,949,060
		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $71,370,542)	73,102,067
		GOVERNMENT AGENCIES--13.3%
7,300,000		Federal Farm Credit System, 5.750%, 1/18/2011 - 12/7/2028	7,894,890
1,245,000		Federal Farm Credit System, 6.000%, 6/11/2008	1,341,052
1,000,000		Federal Farm Credit System, 7.350%, 3/24/2005	1,011,060
6,000,000		Federal Home Loan Bank System, 4.625%, 4/15/2005	6,037,620
3,000,000		Federal Home Loan Bank System, 4.875%, 11/15/2011	3,108,630
4,000,000		Federal Home Loan Bank System, 5.250%, 8/15/2006	4,130,480
750,000		Federal Home Loan Bank System, 6.185%, 5/6/2008	810,638
3,300,000		Federal Home Loan Bank System, 6.500%, 11/15/2005	3,400,749
1,000,000		Federal Home Loan Bank System, 6.750%, 8/15/2007	1,082,090
2,100,000		Federal Home Loan Bank System, 7.125%, 2/15/2005 - 2/15/2030	2,385,407
72,000		Federal Home Loan Mortgage Corp., 6.750%, 9/15/2029	87,001
1,500,000		Federal National Mortgage Association, 6.000%, 5/15/2008	1,613,640
4,000,000		Tennessee Valley Authority, 5.375%, 11/13/2008	4,235,600
1,000,000		Tennessee Valley Authority, 5.625%, 1/18/2011	1,078,190
10,700,000		Tennessee Valley Authority, 6.000%, 3/15/2013	11,852,069
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $48,589,440)	50,069,116
Principal Amount			Value
		MORTGAGE-BACKED SECURITIES--61.1%
		Federal Home Loan Mortgage Corp.--31.2%
$16,964,112		Federal Home Loan Mortgage Corp., 4.500%, 10/1/2018 - 6/1/2019	$16,947,898
30,652,414		Federal Home Loan Mortgage Corp., 5.000%, 8/1/2018 - 5/1/2034	30,814,368
35,059,754		Federal Home Loan Mortgage Corp., 5.500%, 8/1/2033 - 5/1/2034	35,689,787
12,300,670		Federal Home Loan Mortgage Corp., 6.000%, 1/1/2014 - 7/1/2034	12,758,557
12,090,127		Federal Home Loan Mortgage Corp., 6.500%, 6/1/2015 - 9/1/2032	12,734,026
5,234,310		Federal Home Loan Mortgage Corp., 7.000%, 9/1/2015 - 12/1/2032	5,545,975
1,522,167		Federal Home Loan Mortgage Corp., 7.500%, 9/1/2030 - 5/1/2032	1,628,880
1,452,143		Federal Home Loan Mortgage Corp., 8.000%, 5/1/2030 - 7/1/2032	1,565,548
58,350		Federal Home Loan Mortgage Corp., 8.500%, 5/1/2030	63,224
31,255		Federal Home Loan Mortgage Corp., 9.000%, 2/1/2025 - 5/1/2025	34,490
		TOTAL	117,782,753
		Federal National Mortgage Association--23.8%
6,433,695		Federal National Mortgage Association, 4.500%, 11/1/2018 - 5/1/2019	6,429,912
26,301,014	2	Federal National Mortgage Association, 5.000%, 2/1/2018 - 1/1/2035	26,428,218
25,228,265	2	Federal National Mortgage Association, 5.500%, 3/1/2023 - 1/1/2035	25,721,912
21,693,952	2	Federal National Mortgage Association, 6.000%, 5/1/2014 - 1/1/2035	22,503,275
4,291,017		Federal National Mortgage Association, 6.500%, 11/1/2014 - 4/1/2032	4,533,461
3,081,077		Federal National Mortgage Association, 7.000%, 3/1/2015 - 4/1/2032	3,270,231
898,322		Federal National Mortgage Association, 7.500%, 5/1/2015 - 2/1/2032	962,311
62,382		Federal National Mortgage Association, 8.000%, 7/1/2030	67,429
		TOTAL	89,916,749
		Government National Mortgage Association--6.1%
5,844,449		Government National Mortgage Association, 5.000%, 7/15/2034	5,874,898
3,985,060		Government National Mortgage Association, 5.500%, 1/15/2033 - 2/15/2034	4,076,314
6,747,138		Government National Mortgage Association, 6.000%, 4/15/2029 - 10/15/2033	7,003,757
5,172,655		Government National Mortgage Association, 6.500%, 12/15/2023 - 5/15/2032	5,453,760
223,269		Government National Mortgage Association, 7.500%, 10/15/2026 - 3/20/2030	239,445
287,951		Government National Mortgage Association, 8.000%, 12/15/2029 - 4/15/2030	313,276
93,726		Government National Mortgage Association, 9.500%, 11/15/2016	105,276
		TOTAL	23,066,726
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $226,370,580)	230,766,228
		COLLATERALIZED MORTGAGE OBLIGATIONS--2.0%
2,009,628		Chase Mortgage Finance Corp. 2003-S15, Class 1A3, 6.000%, 1/25/2034	2,058,321
2,888,723		Master Asset Securitization Trust 2003-8, Class 1A1, 5.500%, 9/25/2033	2,903,513
2,565,220		Wells Fargo Mortgage-Backed Securities Trust 2003-18, Class A1, 5.500%, 12/25/2033	2,584,665
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $7,431,943)	7,546,499
		ASSET-BACKED SECURITIES--0.0%
32,008		Long Beach Asset Holdings Corp. 2003-2, Class N1, 7.627%, 6/25/2033 (IDENTIFIED COST $32,008)	32,003
		ADJUSTABLE RATE MORTGAGES--1.0%
3,851,680		Federal National Mortgage Association ARM, 4.426%, 5/1/2034 (IDENTIFIED COST $3,862,363)	3,859,499
Principal Amount			Value
		REPURCHASE AGREEMENTS--17.0%
$12,191,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.280%, dated 12/31/2004 to be repurchased at $12,193,316 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 9/25/2034, collateral market value $2,060,003,250	$12,191,000
10,000,000	3,4	Interest in $81,500,000 joint repurchase agreement with UBS Securities LLC, 2.300%, dated 12/13/2004 to be repurchased at $10,019,806 on 1/13/2005, collateralized by U.S. Government Agency Obligations with various maturities to 6/25/2033, collateral market value $83,947,934	10,000,000
41,793,000		Interest in $1,000,000,000 joint repurchase agreement with Westdeutsche Landesbank Girozentrale, 2.280%, dated 12/31/2004 to be repurchased at $41,800,941 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 5/1/2043, collateral market value $1,028,425,899 (held as collateral for securities lending)	41,793,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	63,984,000
		TOTAL INVESTMENTS--113.8% (IDENTIFIED COST $421,640,876)5	429,359,412
		OTHER ASSETS AND LIABILITIES - NET--(13.8)%	(51,991,245)
		TOTAL NET ASSETS--100%	$377,368,167

1 Certain principal amounts are temporarily on loan to unaffiliated broker/dealers.

2 All or a portion of this security is subject to a dollar-roll transaction.

3 Although final maturity falls beyond seven days at date of purchase, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 Securities held as collateral for dollar transactions.

5 The cost of investments for federal tax purposes amounts to $421,647,644.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronym is used throughout this portfolio:

ARM	--Adjustable Rate Mortgage

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities		$365,375,412
Investments in repurchase agreements		63,984,000
Total investments in securities, at value including $40,736,599 of securities loaned (identified cost $421,640,876)		429,359,412
Cash		968
Income receivable		2,545,301
Receivable for shares sold		569,100
TOTAL ASSETS		432,474,781
Liabilities:
Payable for investments purchased	$3,031,121
Payable for shares redeemed	90,169
Payable for collateral due to broker	41,793,000
Payable for dollar-roll transactions	10,161,044
Payable for Trustees' fee	281
Accrued expenses	30,999
TOTAL LIABILITIES		55,106,614
Net assets for 32,531,331 shares outstanding		$377,368,167
Net Assets Consist of:
Paid-in capital		$355,920,358
Net unrealized appreciation of investments		7,718,536
Accumulated net realized loss on investments		(1,319,047)
Undistributed net investment income		15,048,320
TOTAL NET ASSETS		$377,368,167
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$377,368,167 ÷ 32,531,331 shares outstanding, no par value, unlimited shares authorized		$11.60

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Interest (net of dollar roll expense of $151,319 and including income on securities loaned of $40,504)			$17,869,390
Expenses:
Investment adviser fee (Note 5)		$2,315,734
Administrative personnel and services fee (Note 5)		309,206
Custodian fees		25,670
Transfer and dividend disbursing agent fees and expenses (Note 5)		17,997
Directors'/Trustees' fees		4,435
Auditing fees		16,726
Legal fees		2,658
Portfolio accounting fees		85,446
Printing and postage		47,345
Insurance premiums		16,286
Miscellaneous		3,425
TOTAL EXPENSES		2,844,928
Waivers (Note 5):
Waiver of investment adviser fee	$(32,027)
Waiver of administrative personnel and services fee	(15,107)
TOTAL WAIVERS		(47,134)
Net expenses			2,797,794
Net investment income			15,071,596
Realized and Unrealized (Loss) on Investments:
Net realized loss on investments			(1,305,845)
Net change in unrealized appreciation of investments			(182,111)
Net realized and unrealized loss on investments			(1,487,956)
Change in net assets resulting from operations			$13,583,640

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,071,596	$17,243,227
Net realized gain (loss) on investments	(1,305,845)	2,024,119
Net change in unrealized appreciation/depreciation of investments	(182,111)	(9,051,039)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,583,640	10,216,307
Distributions to Shareholders:
Distributions from net investment income	(17,265,666)	(18,122,627)
Distributions from net realized gains on investments	(2,009,772)	(2,350,331)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,275,438)	(20,472,958)
Share Transactions:
Proceeds from sale of shares	71,845,475	143,311,851
Net asset value of shares issued to shareholders in payment of distributions declared	19,275,435	20,472,956
Cost of shares redeemed	(113,478,693)	(237,345,189)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(22,357,783)	(73,560,382)
Change in net assets	(28,049,581)	(83,817,033)
Net Assets:
Beginning of period	405,417,748	489,234,781
End of period (including undistributed net investment income of $15,048,320 and $17,242,390, respectively)	$377,368,167	$405,417,748

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed-income, and asset-backed securities, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/ Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate, and terms of underlying mortgages. The Fund records TBA securities on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity, and government securities to qualified brokers. Collateral for securities loaned is invested in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2004, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$40,736,599	$41,793,000

Dollar-Roll Transactions

The Fund enters into dollar-roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar-roll transactions involve TBAs and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transaction to invest in short-term investments or mortgage-backed securities which may enhance the Fund's current yield and total return.

Information regarding dollar-roll transactions for the Fund for the year ended December 31, 2004, was as follows:

Maximum amount outstanding during the period	$56,034,047
Average amount outstanding during the period1	$11,815,242
Average shares outstanding during the period	33,565,634
Average debt per shares outstanding during the period	$0.35

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the year ended December 31, 2004.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004	2003
Shares sold	6,251,125	12,160,487
Shares issued to shareholders in payment of distributions declared	1,683,444	1,781,806
Shares redeemed	(9,839,410)	(20,341,060)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,904,841)	(6,398,767)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended December 31, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Loss
$6,434	$(6,434)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Ordinary income1	$17,975,455	$19,435,922
Long-term capital gains	$ 1,299,983	$ 1,037,036

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,048,320
Unrealized appreciation	$7,711,768
Capital loss carryforward	$1,312,279

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the tax deferral of losses on wash sales.

At December 31, 2004, the cost of investments for federal tax purposes was $421,647,644. The net unrealized appreciation of investments for federal tax purposes was $7,711,768. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,207,551 and net unrealized depreciation from investments for those securities having an excess of cost over value of $495,783.

At December 31, 2004, the Fund had a capital loss carryforward of $1,312,279 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distribution to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$1,312,279

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser") receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company (FServ), through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type, and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $9,244, after voluntary waiver, if applicable.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$1,324,303
Sales	$54,407,114

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2004, the amount of long-term capital gain designated by the Fund was $1,299,983.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED U.S. GOVERNMENT SECURITIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated U.S. Government Securites Fund II (the "Fund") (a Portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisers, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to www.federatedinvestors.com; select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and selecting link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916207

G00846-01 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PERFORMANCE SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$7.99	$7.08	$7.72	$8.46	$10.24
Income From Investment Operations:
Net investment income	0.58	1	0.59	1	0.67	1	0.83	1,2	0.99
Net realized and unrealized gain (loss) on investments	0.21	0.89	(0.55)	(0.69	)2	(1.84)
TOTAL FROM INVESTMENT OPERATIONS	0.79	1.48	0.12	0.14	(0.85)
Less Distributions:
Distributions from net investment income	(0.58)	(0.57)	(0.76)	(0.88)	(0.93)
Net Asset Value, End of Period	$8.20	$7.99	$7.08	$7.72	$ 8.46
Total Return3	10.46%	22.22%	1.39%	1.38%	(9.02)%

Ratios to Average Net Assets:
Expenses	0.74%	0.75%	0.77%	0.76%	0.76%
Net investment income	7.44%	7.95%	9.30%	10.33	%2	10.50%
Expense waiver/reimbursement4	0.00	%5	0.00	%5	--	--	0.00	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$311,095	$324,216	$231,305	$229,885	$208,516
Portfolio turnover	55%	53%	40%	37%	19%

1 Amount based on average shares outstanding.

2 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. For the year ended December 31, 2001, the effect of this change was to increase net investment income per share by $0.02, decrease net realized and unrealized gain/loss per share by $0.02, and increase the ratio of net investment income to average net assets from 10.19% to 10.33%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004	2003	2002	2001	2000	1
Net Asset Value, Beginning of Period	$7.97	$7.08	$7.72	$8.46	$9.01
Income From Investment Operations:
Net investment income	0.56	2	0.57	2	0.63	2	0.79	2,3	0.13
Net realized and unrealized gain (loss) on investments	0.20	0.88	(0.51)	(0.65	)3	(0.68)
TOTAL FROM INVESTMENT OPERATIONS	0.76	1.45	0.12	0.14	(0.55)
Less Distributions:
Distributions from net investment income	(0.56)	(0.56)	(0.76)	(0.88)	--
Net Asset Value, End of Period	$8.17	$7.97	$7.08	$7.72	$8.46
Total Return4	10.16%	21.79%	1.36%	1.38%	(6.10)%

Ratios to Average Net Assets:
Expenses	0.99%	1.00%	1.00%	0.86%	0.86	%5
Net investment income	7.19%	7.66%	9.03%	10.27	%3	11.29	%5
Expense waiver/reimbursement6	0.00	%7	0.00	%7	0.03%	0.15%	0.15	%5
Supplemental Data:
Net assets, end of period (000 omitted)	$111,572	$97,600	$51,062	$8,424	$427
Portfolio turnover	55%	53%	40%	37%	19	%8

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Amount based on average shares outstanding.

3 Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. For the year ended December 31, 2001 the effect of this change was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 10.13% to 10.27%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Amount represents less than 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2000.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual:
Primary Shares	$1,000	$1,080.40	$3.87
Service Shares	$1,000	$1,079.30	$5.17
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.42	$3.76
Service Shares	$1,000	$1,020.16	$5.03

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

Primary Shares	0.74%
Service Shares	0.99%

Management Discussion and Analysis

The Fund's total return, based on net asset value, for the 12-month reporting period was 10.46% for Primary Shares and 10.16% for Service Shares. By comparison, the total return of the Lehman Brothers U.S. Corporate High Yield Bond Index, a broad-based securities market index (LBHYBI)1 was 11.13% during the 12-month reporting period. The Fund's total return for the most recently completed fiscal year reflected actual cashflows, transaction costs and other expenses which were not reflected in the total return of the LBHYBI.

MARKET OVERVIEW

For the fiscal year ended December 31, 2004, the high yield market significantly outperformed the high-quality bond market. For example, the Lehman Brothers U.S. Aggregate Index,2 a measure of high-quality bond performance, returned 4.34% versus an 11.13% return for the Lehman Brothers U.S. Corporate High Yield Bond Index.

The combination of sustained economic growth and stable interest rates provided a particularly good environment for the high-yield bond market during 2004. During the year, the increase in corporate profitability allowed companies the opportunity to either reduce overall debt or to refinance at attractive rates. The combination of improved profitability and balance sheet repair led the way for credit-quality improvement and the lowest default rate since the late 1990s. The significant decline in corporate defaults led to a contraction of the risk premium or "credit spread" investors require for investing in the high-yield market and consequently led to the price appreciation experienced in the high-yield market. For example, the spread over Treasury's for the Credit Suisse High Yield Index3 contracted from 4.86% on December 31, 2003 to 3.46% on December 31, 2004. The lower credit-quality sector of the high-yield market was the area with the strongest performance during 2004. For example, bonds rated CCC, the lowest credit quality, returned 13.80%, compared to higher rated B bonds, which returned 10.36%, and BB rated bonds, which returned 9.61%. From an industry perspective, the Financial Institution, Metals & Mining, and Natural Gas Utility sectors all had good relative performance, while the Airline, Environmental, and Retail sectors lagged the overall market. From a technical standpoint, demand for high-yield bonds remained strong throughout 2004. Although high-yield mutual funds experienced net cash outflows during 2004, increased allocations to the high-yield market from hedge funds, pension funds and insurance companies created more than ample demand for what was one of the busiest years for new high-yield bond issuance in recent years.

FACTORS THAT MATERIALLY AFFECTED FUND PERFORMANCE

The Fund's less aggressive positioning in the lower quality tier of the high-yield market and shorter duration negatively impacted its relative performance versus the Lehman Brothers U.S. Corporate High Yield Bond Index. From an industry sector perspective, relative to the LBHYBI, the Fund's overweight in the Building Products and Textile sectors and underweight in the Airline sector contributed to Fund performance. Relative to the LBHYBI, the Fund's underweight in the Metals and Mining and Electric Utility sectors and overweight in the Gaming sector detracted somewhat from Fund performance. Specific holdings which underperformed during the reporting period included: Tekni-Plex (Packaging); PCA International (Retail); American Cellular Corp. (Wireless Telecommunications); Eagle Picher Industries (Industrial); and ICON Health & Fitness (Consumer Products). Conversely, portfolio holdings which had a positive impact on overall portfolio performance included: El Paso Corp. (Utilities - Natural Gas); Levi Strauss & Co. (Textiles); AT&T Corp. (Wireline Telecommunications); BCP Caylux Holdings (Chemicals); and Neenah Corp. (Industrial).

1 Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least one year to maturity.

2 Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

3 Credit Suisse First Boston High Yield Index: Serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	10.46%
5 Years	4.77%
10 Years	7.59%

The graph above illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund II - Primary Shares (the "Fund") from December 31, 1994 to December 31, 2004, compared to the Lipper High Current Yield Fund Average (LHCYFA),2 Lehman Brothers Single B Rated Index (LBSBRI),3 and Lehman Brothers U.S. Corporate High Yield Bond Index (LBHYBI).3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI, the LBHYBI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LHCYFA represents the average of the total returns reported by all of the mutual fund designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in a Fund's performance.

3 The Fund has designated the LBHYBI as its broad-based securities market index, since the LBHYBI is more representative of the securities typically held by the Fund. The LBSBRI and the LBHYBI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	10.16%
Start of Performance (4/28/2000)	5.67%

The graph above illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund II - Service Shares (the "Fund") from April 28, 2000 to December 31, 2004, compared to the Lipper High Current Yield Fund Average (LHCYFA),2 Lehman Brothers Single B Rated Index (LBSBRI),3 and Lehman Brothers U.S. Corporate High Yield Bond Index (LBHYBI).3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI, the LBHYBI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LHCYFA represents the average of the total returns reported by all of the mutual fund designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

3 The Fund has designated the LBHYBI as its broad-based securities market index, since the LBHYBI is more representative of the securities typically held by the Fund. The LBSBRI and the LBHYBI are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Tables

At December 31, 2004, the Fund's credit-quality ratings composition1 was as follows:

S&P Long-Term Ratings as Percentage of Total Net Assets		Moody's Long-Term Ratings as Percentage of Total Net Assets
AAA	0.0%	Aaa	0.0%
AA	0.0%	Aa	0.0%
A	0.0%	A	0.0%
BBB	1.0%	Baa	0.5%
BB	26.5%	Ba	22.5%
B	54.1%	B	52.9%
CCC	11.7%	Caa	17.9%
CC	0.1%	Ca	0.8%
C	0.0%	C	0.0%
D	0.0%	D	0.0%
Not rated by S&P	2.4%	Not rated by Moody's	1.2%
Cash Equivalents2	2.2%	Cash Equivalents2	2.2%
Other Securities3	0.3%	Other Securities3	0.3%
Other Assets and Liabilities--Net4	1.7%	Other Assets and Liabilities--Net4	1.7%
TOTAL	100.0%	TOTAL	100.0%

At December 31, 2004, the Fund's index classification5 was as follows:

Index Classification	Percentage of Total Net Assets
Media - Non-cable	9.9%
Wireline Communications	6.0%
Food & Beverage	5.9%
Chemicals	5.6%
Gaming	4.9%
Healthcare	4.9%
Industrial - Other	4.8%
Consumer Products	4.2%
Utility - Natural Gas	3.8%
Paper	3.7%
Retailers	3.6%
Technology	3.5%
Utility - Electric	3.5%
Automotive	3.3%
Other 6	28.5%
Cash Equivalents2	2.2%
Other Assets and Liabilities--Net4	1.7%
TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "B-" have been included in the "B" rated category. Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

These tables depict the long-term, credit-quality ratings as assigned only by the NRSRO identified in each table. Of the portfolio's total investments, 0.7% are other fixed-income securities (excluding cash equivalents) that do not have long-term, credit-quality ratings by either of these NRSROs.

2 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

3 Other Securities consists of common stock and warrants that do not qualify for credit ratings from an NRSRO.

4 See Statement of Assets and Liabilities.

5 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Lehman Brothers U.S. High Yield Bond Index (LHYBI). Individual portfolio securities that are not included in the LHYBI are assigned to an index classification at the discretion of the Fund's adviser.

6 For purposes of this table, index classifications which constitute less than 3.3% of the Fund's total investments have been aggregated under the designation "Other."

Portfolio of Investments

December 31, 2004

Principal Amount			Value
		ASSET-BACKED SECURITIES--1.9%
		Diversified--1.9%
$7,151,163	1,2	Trains HY-2004-1, Class A, 8.218%, 8/1/2015 (IDENTIFIED COST $7,887,511)	$7,835,701
		CORPORATE BONDS--93.2%
		Aerospace/Defense--1.7%
825,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	907,500
725,000		Argo Tech Corp., Sr. Note, 9.25%, 6/1/2011	799,312
325,000	4	Condor Systems, Inc., Sr. Sub. Note, Series B, 11.875%, 5/1/2009	5,980
725,000		Hexcel Corp., Sr. Secd. Note, 9.875%, 10/1/2008	808,375
375,000	1,2	K&F Acquisition, Inc., Sr. Sub. Note, 7.75%, 11/15/2014	389,062
2,200,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	2,277,000
775,000	1,2	Standard Aero Holdings Inc., Sr. Sub. Note, 8.25%, 9/1/2014	840,875
1,125,000		TransDigm, Inc., Sr. Sub. Note, 8.375%, 7/15/2011	1,212,187
		TOTAL	7,240,291
		Automotive--3.3%
1,025,000		Accuride Corp., Sr. Sub. Note, Series B, 9.25%, 2/1/2008	1,045,500
1,125,000		Advanced Accessory Systems LLC, Sr. Note, 10.75%, 6/15/2011	1,074,375
450,000	1,2	Affinia Group, Inc., Sr. Sub. Note, 9.00%, 11/30/2014	471,375
1,100,000	1,2	Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	1,102,750
825,000		General Motors Corp., Note, 7.125%, 7/15/2013	845,590
1,075,000		General Motors Corp., Note, 8.375%, 7/15/2033	1,116,873
925,000	1,2	Stanadyne Corp., Sr. Sub. Note, 10.00%, 8/15/2014	1,003,625
625,000	1,2,3	Stanadyne Holdings, Inc., Sr. Disc. Note, 0/12.00%, 2/15/2015	372,656
1,225,000		Stoneridge, Inc., Company Guarantee, 11.50%, 5/1/2012	1,430,187
1,704,000		TRW Automotive, Inc., Sr. Sub. Note, 11.00%, 2/15/2013	2,061,840
925,000	1,2	Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	966,625
925,000	1,2	Transportation Technologies Industries, Inc., Sr. Sub. Note, 12.50%, 3/31/2010	955,062
1,250,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	1,362,500
		TOTAL	13,808,958
		Building Materials--2.9%
1,475,000	3	AMH Holdings, Inc., Sr. Disc. Note, 0/11.25%, 3/1/2014	1,069,375
725,000		Associated Materials, Inc., Company Guarantee, 9.75%, 4/15/2012	813,812
1,100,000		Collins & Aikman Floorcoverings, Inc., Company Guarantee, 9.75%, 2/15/2010	1,188,000
1,050,000		ERICO International Corp., Sr. Sub. Note, 8.875%, 3/1/2012	1,107,750
1,475,000		Euramax International PLC, Sr. Sub. Note, 8.50%, 8/15/2011	1,581,937
475,000	1,2	Goodman Global Holdings, Inc., 5.76%, 6/15/2012	484,500
925,000	1,2	Goodman Global Holdings, Inc., Sr. Sub. Note, 7.875%, 12/15/2012	920,375
350,000		Legrand SA, Sr. Note, 10.50%, 2/15/2013	416,500
700,000		Norcraft Cos. LLC, Sr. Sub. Note, Series WI, 9.00%, 11/1/2011	759,500
2,025,000	3	Norcraft Holdings LP, Sr. Disc. Note, 0/9.75%, 9/1/2012	1,528,875
500,000	1,2	Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	525,000
975,000		Ply Gem Industries, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	994,500
725,000		U.S. Concrete, Inc., Sr. Sub. Note, 8.375%, 4/1/2014	784,812
		TOTAL	12,174,936
Principal Amount			Value
		CORPORATE BONDS--continued
		Chemicals--5.6%
$450,000	1,2	Aventine Renewable Energy Holdings, Inc., Sr. Secd. Note, 8.50125%, 12/15/2011	$456,750
1,475,000	1,2	BCP Caylux Holding LUX SCA, Sr. Sub. Note, 9.625%, 6/15/2014	1,670,437
1,150,000	1,2	Borden U.S. Finance Corp., Sr. Secd. Note, 9.00%, 7/15/2014	1,282,250
950,000		Compass Minerals Group, Inc., Sr. Sub. Note, 10.00%, 8/15/2011	1,073,500
1,225,000	3	Compass Minerals International, Inc., Sr. Disc. Note, 0/12.00%, 6/1/2013	998,375
875,000	3	Compass Minerals International, Inc., Sr. Disc. Note, 0/12.75%, 12/15/2012	752,500
2,325,000	1,2,3	Crystal US Holdings, Sr. Disc. Note, 0/10.50%, 10/1/2014	1,604,250
1,375,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	1,591,562
750,000		FMC Corp., Sr. Secd. Note, 10.25%, 11/1/2009	864,375
725,000	1,2	Huntsman Advanced Materials, Inc., Sr. Secd. Note, 11.00%, 7/15/2010	866,375
1,260,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	1,332,450
87,000		IMC Global, Inc., Series B, 10.875%, 6/1/2008	104,835
1,075,000	1,2	Invista, Unit, 9.25%, 5/1/2012	1,202,656
775,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	887,375
375,000		Lyondell Chemical Co., Sr. Secd. Note, 10.50%, 6/1/2013	448,125
1,075,000		Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	1,171,750
805,000		Lyondell Chemical Co., Sr. Secd. Note, 9.875%, 5/1/2007	847,262
1,075,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	1,142,187
87,000		Millenium America, Inc., 9.25%, 6/15/2008	99,398
664,000	3	Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	494,680
325,000		Nalco Co., Sr. Note, 7.75%, 11/15/2011	352,625
1,025,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,130,062
1,025,000		Polypore, Inc., Sr. Sub. Note, 8.75%, 5/15/2012	1,076,250
400,000	1,2	Rockwood Specialties Group, Inc., Sr. Sub. Note, 7.50%, 11/15/2014	417,000
650,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	666,250
100,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	105,500
1,025,000		Union Carbide Corp., Sr. Deb., 8.75%, 8/1/2022	1,085,219
		TOTAL	23,723,998
		Construction Machinery--1.7%
1,175,000		AGCO Corp., Sr. Note, 9.50%, 5/1/2008	1,257,250
1,750,000	1,2	Case New Holland, Sr. Note, 9.25%, 8/1/2011	1,955,625
975,000	4	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	0
200,000		Columbus McKinnon Corp., Sr. Secd. Note, 10.00%, 8/1/2010	226,000
1,375,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	1,388,750
1,325,000		NationsRent Cos., Inc., Sr. Secd. Note, 9.50%, 10/15/2010	1,490,625
725,000		United Rentals, Inc., Sr. Note, 6.50%, 2/15/2012	710,500
		TOTAL	7,028,750
		Consumer Products--4.2%
1,050,000	1,2,3	AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	711,375
1,475,000		Alltrista Corp., Unsecd. Note, 9.75%, 5/1/2012	1,644,625
350,000		American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	364,875
1,125,000		Ames True Temper, Inc., Sr. Sub. Note, 10.00%, 7/15/2012	1,158,750
725,000		Chattem, Inc., Sr. Sub. Note, 7.00%, 3/1/2014	750,375
550,000	1,2	Church and Dwight, Inc., Sr. Sub. Note, 6.00%, 12/15/2012	562,375
200,000	4	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	13,900
250,000	4	Diamond Brands, Inc., Sr. Disc. Deb., 12.875%, 4/15/2009	5,050
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Products--continued
$900,000		ICON Health & Fitness, Inc., Company Guarantee, 11.25%, 4/1/2012	$760,500
2,150,000	3	Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	1,537,250
1,200,000	1,2	Jostens IH Corp., 7.625%, 10/1/2012	1,254,000
175,000	1,2	K2, Inc., Sr. Note, 7.375%, 7/1/2014	192,500
850,000		Leiner Health Products, Unsecd. Note, 11.00%, 6/1/2012	932,875
1,425,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	1,528,312
875,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	931,875
1,300,000	1,2,3	Simmons Co., Sr. Disc. Note, 0/10.00%, 12/15/2014	799,500
1,000,000		Simmons Co., Sr. Sub. Note, 7.875%, 1/15/2014	1,040,000
455,000		Tempur World, Sr. Sub. Note, 10.25%, 8/15/2010	525,525
825,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	771,375
1,250,000		United Industries Corp., Sr. Sub. Note, Series D, 9.875%, 4/1/2009	1,314,062
800,000		WH Holdings Ltd., Sr. Note, 9.50%, 4/1/2011	884,000
		TOTAL	17,683,099
		Diversified--1.0%
4,000,000	1,2	Dow Jones Credit Derivative Index High Yield, Series 3-3, 8.00%, 12/29/2009	4,107,500
		Energy--1.2%
1,300,000		Compton Petroleum Corp., Sr. Note, 9.90%, 5/15/2009	1,443,000
575,000	1,2	Inergy LP, Sr. Note, 6.875%, 12/15/2014	580,750
325,000		Lone Star Technologies, Inc., Company Guarantee, Series B, 9.00%, 6/1/2011	349,375
900,000		Petroleum Helicopters, Inc., Company Guarantee, Series B, 9.375%, 5/1/2009	990,000
350,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	377,125
1,200,000		Swift Energy Co., Sr. Sub. Note, 9.375%, 5/1/2012	1,350,000
		TOTAL	5,090,250
		Entertainment--2.6%
200,000		AMC Entertainment, Inc., Sr. Sub. Note, 8.00%, 3/1/2014	200,000
1,475,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.875%, 2/1/2012	1,615,125
750,000		Cinemark USA, Sr. Sub. Note, 9.00%, 2/1/2013	859,687
2,200,000	3	Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	1,672,000
875,000	1,2	Intrawest Corp., Sr. Note, 7.50%, 10/15/2013	935,156
2,150,000	1,2	Loews Cineplex Entertainment Corp., Sr. Sub. Note, 9.00%, 8/1/2014	2,338,125
2,150,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	2,550,437
350,000	1,2	Universal City Florida Holding Co., Floating Rate Note, 7.25%, 5/1/2010	365,750
275,000	1,2	Universal City Florida Holding Co., Sr. Note, 8.375%, 5/1/2010	286,687
		TOTAL	10,822,967
		Environmental--1.4%
2,750,000		Allied Waste North America, Inc., Company Guarantee, Series B, 9.25%, 9/1/2012	2,990,625
1,050,000		Allied Waste North America, Inc., Sr. Secd. Note, 6.125%, 2/15/2014	992,250
900,000	1,2	Clean Harbors, Inc., Sr. Secd. Note, 11.25%, 7/15/2012	1,012,500
725,000		Synagro Technologies, Inc., Sr. Sub. Note, 9.50%, 4/1/2009	793,875
		TOTAL	5,789,250
		Food & Beverage--5.8%
1,900,000	1,2,3	ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	1,220,750
413,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	432,101
1,400,000		American Seafoods Group LLC, Company Guarantee, 10.125%, 4/15/2010	1,505,000
1,025,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	1,096,750
950,000		Constellation Brands, Inc., Company Guarantee, Series B, 8.00%, 2/15/2008	1,037,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Food & Beverage--continued
$1,800,000		Del Monte Corp., Company Guarantee, Series B, 9.25%, 5/15/2011	$1,980,000
850,000		Del Monte Corp., Sr. Sub. Note, 8.625%, 12/15/2012	956,250
1,300,000		Dole Food, Inc., Company Guarantee, 7.25%, 6/15/2010	1,342,250
1,250,000		Dole Food, Inc., Sr. Note, 8.625%, 5/1/2009	1,365,625
725,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	561,875
455,000		Gold Kist, Inc., Sr. Note, 10.25%, 3/15/2014	534,625
1,300,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,378,000
575,000		National Beef Packaging Co. LLC, Sr. Note, 10.50%, 8/1/2011	606,625
1,250,000	1,2	Pierre Foods, Inc., Sr. Sub. Note, 9.875%, 7/15/2012	1,300,000
500,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	565,000
875,000		Pilgrim's Pride Corp., Sr. Sub. Note, 9.25%, 11/15/2013	984,375
1,425,000	1,2,3	Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	990,375
1,000,000		Reddy Ice Group, Inc., Sr. Sub. Note, 8.875%, 8/1/2011	1,085,000
1,775,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	1,983,562
450,000		Smithfield Foods, Inc., Sr. Sub. Note, 7.625%, 2/15/2008	483,750
575,000		Swift & Co., Sr. Note, 10.125%, 10/1/2009	644,000
625,000		Swift & Co., Sr. Sub. Note, 12.50%, 1/1/2010	709,375
1,600,000	1,2,3	UAP Holding Corp., Sr. Disc. Note, 0/10.75%, 7/15/2012	1,264,000
293,000	1,2	United Agri Products, Inc., Sr. Note, 8.25%, 12/15/2011	315,707
		TOTAL	24,342,870
		Gaming--4.9%
300,000		Boyd Gaming Corp., Sr. Sub. Note, 7.75%, 12/15/2012	328,875
1,325,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	1,480,687
350,000	1,2	Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	356,125
725,000		Isle of Capri Casinos, Inc., Company Guarantee, 9.00%, 3/15/2012	802,937
400,000		Isle of Capri Casinos, Inc., Sr. Sub. Note, Series WI, 7.00%, 3/1/2014	410,000
625,000		MGM Grand, Inc., Sr. Sub. Note, 8.375%, 2/1/2011	707,812
3,050,000		MGM Grand, Inc., Sr. Sub. Note, 9.75%, 6/1/2007	3,400,750
1,150,000		MTR Gaming Group, Inc., Company Guarantee, Series B, 9.75%, 4/1/2010	1,270,750
825,000		Majestic Star Casino LLC, Company Guarantee, 9.50%, 10/15/2010	878,625
1,650,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	1,872,750
900,000		Mohegan Tribal Gaming Authority, Sr. Sub. Note, 8.00%, 4/1/2012	981,000
2,525,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	2,856,406
700,000		Penn National Gaming, Inc., Company Guarantee, 11.125%, 3/1/2008	750,750
725,000		Penn National Gaming, Inc., Company Guarantee, 8.875%, 3/15/2010	794,781
275,000		Station Casinos, Inc., Sr. Note, 6.00%, 4/1/2012	281,531
850,000		Station Casinos, Inc., Sr. Sub. Note, 6.50%, 2/1/2014	877,625
1,050,000		Sun International Hotels Ltd., Sr. Sub. Note, 8.875%, 8/15/2011	1,152,375
1,175,000		Venetian Casino/LV Sands, Company Guarantee, 11.00%, 6/15/2010	1,346,844
250,000	1,2	Virgin River Casino Corp., Sr. Secd. Disc. Note, 9.00%, 1/15/2012	261,250
		TOTAL	20,811,873
		Healthcare--4.9%
1,575,000		AmeriPath, Inc., Company Guarantee, 10.50%, 4/1/2013	1,681,312
1,025,000		Ardent Health Services, Sr. Sub. Note, 10.00%, 8/15/2013	1,081,375
525,000	1,2	Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	531,562
2,950,000	1,2,3	CDRV Investors, Inc., Sr. Disc. Note, 0/9.625%, 1/1/2015	1,847,437
375,000	1,2	Concentra Operating Corp., Sr. Sub. Note, 9.125%, 6/1/2012	425,625
Principal Amount			Value
		CORPORATE BONDS--continued
		Healthcare--continued
$300,000		Concentra Operating Corp., Sr. Sub. Note, 9.50%, 8/15/2010	$340,500
1,825,000		Fisher Scientific International, Inc., Sr. Sub. Note, 8.00%, 9/1/2013	2,080,500
350,000		HCA - The Healthcare Corp., Sr. Note, 6.375%, 1/15/2015	352,062
1,000,000		HCA - The Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	1,014,764
1,250,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	1,378,550
2,175,000		HCA Inc., Sr. Note, 6.75%, 7/15/2013	2,264,188
775,000		HCA Inc., Sr. Note, 7.50%, 11/6/2033	792,958
550,000		Hanger Orthopedic Group, Inc., Company Guarantee, 10.375%, 2/15/2009	570,625
610,293		Magellan Health Services, Inc., Sr. Note, Series A, 9.375%, 11/15/2008	667,508
1,150,000	1,2	Medical Device Manufacturing, Inc., Sr. Sub. Note, 10.00%, 7/15/2012	1,244,875
1,200,000	1,2	National Mentor, Inc., Sr. Sub. Note, 9.625%, 12/1/2012	1,281,000
750,000		Sybron Dental Specialties, Inc., Company Guarantee, 8.125%, 6/15/2012	821,250
675,000	1,2	Tenet Healthcare Corp., Note, 9.875%, 7/1/2014	739,125
350,000	1,2	VWR International, Inc., Sr. Sub. Note, 8.00%, 4/15/2014	375,375
750,000	1,2	Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	806,250
375,000	1,2	Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	385,312
		TOTAL	20,682,153
		Industrial - Other--4.7%
1,200,000		Aearo Co. I, Sr. Sub. Note, 8.25%, 4/15/2012	1,242,000
750,000	1,2	Amsted Industries, Inc., Sr. Note, 10.25%, 10/15/2011	851,250
1,475,000		Brand Services, Inc., Company Guarantee, 12.00%, 10/15/2012	1,659,375
900,000	1,2	Coleman Cable, Inc., Sr. Note, 9.875%, 10/1/2012	960,750
725,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	801,125
1,650,000		Eagle Picher Industries, Inc., Sr. Note, 9.75%, 9/1/2013	1,658,250
950,000	1,2	Hawk Corp., Sr. Note, 8.75%, 11/1/2014	978,500
1,150,000		Interline Brands, Inc., Sr. Sub. Note, 11.50%, 5/15/2011	1,299,500
850,000		Mueller Group, Inc., Sr. Sub. Note, 10.00%, 5/1/2012	930,750
475,000	1,2	NSP Holdings LLC, Sr. Note, 11.75%, 1/1/2012	482,125
1,300,000	1,2	Neenah Corp., Sr. Secd. Note, 11.00%, 9/30/2010	1,443,000
833,333	1,2	Neenah Corp., Sr. Sub. Note, 13.00%, 9/30/2013	858,333
1,300,000		Norcross Safety Products, Sr. Sub. Note, Series B, 9.875%, 8/15/2011	1,443,000
1,150,000		Rexnord Corp., Company Guarantee, 10.125%, 12/15/2012	1,305,250
1,300,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	1,339,000
1,150,000		Superior Essex Communications LLC, Sr. Note, 9.00%, 4/15/2012	1,190,250
450,000		Thermadyne Holdings Corp., Sr. Secd. Note, 9.25%, 2/1/2014	441,000
450,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	470,250
700,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	724,500
		TOTAL	20,078,208
		Lodging--1.7%
750,000	1,2	Gaylord Entertainment Co., Sr. Note, 6.75%, 11/15/2014	757,500
223,000		HMH Properties, Inc., Sr. Note, Series B, 7.875%, 8/1/2008	230,247
1,675,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	1,798,531
850,000		Lodgenet Entertainment, Sr. Sub. Note, 9.50%, 6/15/2013	943,500
1,000,000		Royal Caribbean Cruises Ltd., Sr. Note, 8.00%, 5/15/2010	1,135,000
550,000		Starwood Hotels & Resorts Worldwide, Inc., Company Guarantee, 7.875%, 5/1/2012	631,125
1,725,000		Starwood Hotels & Resorts Worldwide, Inc., Note, 7.375%, 5/1/2007	1,847,906
		TOTAL	7,343,809
Principal Amount			Value
		CORPORATE BONDS--continued
		Media - Cable--2.6%
$2,075,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	$2,235,813
925,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	1,016,344
1,225,000	1,2	Cablevision Systems Corp., Sr. Note, 8.00%, 4/15/2012	1,313,813
1,125,000		Charter Communications Holdings Capital Corp., Sr. Disc. Note, 9.92%, 4/1/2011	964,688
700,000		Charter Communications Holdings Capital Corp., Sr. Note, 10.00%, 5/15/2011	602,000
1,850,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	1,970,250
2,100,000	1,2	Kabel Deutschland GMBH, Sr. Note, 10.625%, 7/1/2014	2,425,500
400,000		Rogers Cablesystems Ltd., Sr. Sub. Gtd. Note, 11.00%, 12/1/2015	448,000
		TOTAL	10,976,408
		Media - Non-Cable--9.4%
1,925,000		Advanstar Communications, Company Guarantee, Series B, 12.00%, 2/15/2011	2,086,219
775,000	3	Advanstar, Inc., Company Guarantee, Series B, 0/15.00%, 10/15/2011	659,719
150,000	1,2	Advertising Directory Solutions Holdings, Inc., Sr. Note, 9.25%, 11/15/2012	158,250
675,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	734,063
1,150,000		American Media Operations, Inc., Company Guarantee, Series B, 10.25%, 5/1/2009	1,217,563
450,000		American Media Operations, Inc., Sr. Sub. Note, 8.875%, 1/15/2011	480,938
525,000		Block Communications, Inc., Company Guarantee, 9.25%, 4/15/2009	574,875
950,000	1,2	CBD Media Holdings, 9.25%, 7/15/2012	982,063
400,000		Cadmus Communications Corp., Sr. Sub. Note, 8.375%, 6/15/2014	437,500
1,925,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	2,168,031
1,576,000		Dex Media East LLC, Company Guarantee, 12.125%, 11/15/2012	1,928,630
2,022,000		Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	2,340,465
1,425,000	3	Dex Media, Inc., Discount Bond, 0/9.00%, 11/15/2013	1,123,969
1,800,000		Echostar DBS Corp., Sr. Note, 5.75%, 10/1/2008	1,831,500
775,000		Echostar DBS Corp., Sr. Note, 6.375%, 10/1/2011	796,313
375,000	1,2	Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	381,563
350,000	1,2	Fisher Communications, Inc., Sr. Note, 8.625%, 9/15/2014	379,750
750,000	3	Houghton Mifflin Co., Sr. Disc. Note, 0/11.50%, 10/15/2013	555,000
1,100,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	1,193,500
800,000		Liberty Group Ltd., Sr. Sub. Note, 9.375%, 2/1/2008	816,000
925,000	3	NBC Acqusition Corp., Sr. Disc. Note, 0/11.00%, 3/15/2013	679,875
775,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	798,250
1,250,000	1,2	PanAmSat Corp., Sr. Note, 9.00%, 8/15/2014	1,401,563
3,075,000	1,2,3	PanAmSat Holding Corp., Sr. Disc. Note, 0/10.375%, 11/1/2014	2,129,438
725,000	3	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	721,375
875,000		Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	1,004,063
1,400,000	1,2	R.H. Donnelly Finance Corp., Sr. Sub. Note, 10.875%, 12/15/2012	1,669,500
1,625,000	1,2	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	1,840,313
800,000		Readers Digest Association, Inc., Sr. Note, Series 144A, 6.50%, 3/1/2011	840,000
950,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 8.00%, 3/15/2012	1,014,125
2,725,000		Vertis, Inc., Sr. Note, Series B, 10.875%, 6/15/2009	2,970,250
600,000	1,2	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	594,750
859,893	3	XM Satellite Radio, Inc., Sec. Fac. Bond, 0/14.00%, 12/31/2009	881,390
560,000		XM Satellite Radio, Inc., Sr. Secd. Note, 12.00%, 6/15/2010	664,300
894,000	3	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	882,825
Principal Amount			Value
		CORPORATE BONDS--continued
		Media - Non-Cable--continued
$650,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	$754,000
160,819		Ziff Davis Media, Inc., Company Guarantee, Series, 13.00%, 8/12/2009	172,880
		TOTAL	39,864,808
		Metals & Mining--1.5%
800,000		California Steel Industries, Inc., Sr. Note, 6.125%, 3/15/2014	798,000
425,000	1,2	Imco Recycling Escrow, Sr. Note, 9.00%, 11/15/2014	444,125
1,325,000		Imco Recycling, Inc., Sr. Secd. Note, 10.375%, 10/15/2010	1,510,500
455,000		Ispat Inland ULC, Sr. Secd. Note, 9.75%, 4/1/2014	563,973
625,000	4	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	0
975,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	999,375
1,093,000		United States Steel Corp., Sr. Note, 9.75%, 5/15/2010	1,251,485
625,000		Wise Metals Group LLC, Sr. Secd. Note, 10.25%, 5/15/2012	634,375
		TOTAL	6,201,833
		Packaging--2.5%
1,300,000		Berry Plastics Corp., Company Guarantee, 10.75%, 7/15/2012	1,495,000
525,000	1,2	Graham Packaging Co., Sub. Note, 8.50%, 10/15/2012	553,875
800,000		Greif Brothers Corp., Sr. Sub. Note, 8.875%, 8/1/2012	894,000
825,000		Huntsman Packaging Corp., Company Guarantee, 13.00%, 6/1/2010	808,500
1,000,000	1,2	Owens-Brockway Glass Container, Inc., 6.75%, 12/1/2014	1,015,000
725,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 7.75%, 5/15/2011	788,438
625,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	690,625
1,000,000		Owens-Brockway Glass Container, Inc., Sr. Secd. Note, 8.875%, 2/15/2009	1,091,250
1,050,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	1,123,500
250,000		Pliant Corp., Sr. Secd. Note, 11.125%, 9/1/2009	273,750
800,000		Pliant Corp., Sr. Sub. Note, 13.00%, 6/1/2010	780,000
135,423	1,2	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	77,977
975,000		Tekni-Plex, Inc., Company Guarantee, Series B, 12.75%, 6/15/2010	931,125
		TOTAL	10,523,040
		Paper--3.7%
325,000	1,2	Boise Cascade LLC, Sr. Note, 4.945%, 10/15/2012	338,813
475,000	1,2	Boise Cascade LLC, Sr. Sub. Note, 7.125%, 10/15/2014	504,688
5,150,000		Georgia-Pacific Corp., Sr. Note, 9.375%, 2/1/2013	6,025,500
1,200,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,371,000
400,000		Jefferson Smurfit Corp., Company Guarantee, 7.50%, 6/1/2013	429,000
700,000		Jefferson Smurfit Corp., Company Guarantee, 8.25%, 10/1/2012	766,500
1,150,000		MDP Acquisitions PLC, 9.625%, 10/1/2012	1,288,000
1,148,603		MDP Acquisitions PLC, Sub. Note, 15.50%, 10/1/2013	1,349,609
750,000		Riverside Forest Products Ltd., Sr. Note, 7.875%, 3/1/2014	828,750
1,375,000		Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	1,512,500
1,100,000		Tembec Industries, Inc., 8.50%, 2/1/2011	1,111,000
		TOTAL	15,525,360
		Restaurants--0.6%
275,000		Buffets, Inc., Sr. Sub. Note, 11.25%, 7/15/2010	295,625
650,000	1,2	Carrols Corp., Sr. Sub. Note, 9.00%, 1/15/2013	676,000
675,000		Domino's, Inc., Sr. Sub. Note, 8.25%, 7/1/2011	740,813
925,000	1,2	Landry's Seafood Restaurants, Inc., Sr. Note, 7.50%, 12/15/2014	922,688
		TOTAL	2,635,126
Principal Amount			Value
		CORPORATE BONDS--continued
		Retailers--3.3%
$1,175,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	$1,266,063
1,000,000		FTD, Inc., Sr. Sub. Note, 7.75%, 2/15/2014	1,035,000
375,000		Finlay Fine Jewelry Corp., Sr. Note, 8.375%, 6/1/2012	406,875
575,000		General Nutrition Center, Sr. Sub. Note, 8.50%, 12/1/2010	546,250
1,000,000		Hines Nurseries, Inc., Company Guarantee, 10.25%, 10/1/2011	1,097,500
1,725,000	1,2	Jean Coutu Group (PLC), Inc., Sr. Sub. Note, 8.50%, 8/1/2014	1,776,750
875,000		Lazy Days' R.V. Center, Inc., Sr. Note, 11.75%, 5/15/2012	955,938
600,000		Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	645,942
1,450,000		PCA International, Inc., Sr. Note, 11.875%, 8/1/2009	1,283,250
575,000		Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007	623,875
1,509,000		Penney (J.C.) Co., Inc., Note, 9.00%, 8/1/2012	1,867,388
1,400,000		Rite Aid Corp., Sr. Secd. Note, 8.125%, 5/1/2010	1,487,500
325,000		Rite Aid Corp., Sr. Secd. Note, 9.50%, 2/15/2011	358,313
700,000		United Auto Group, Inc., Company Guarantee, 9.625%, 3/15/2012	777,000
		TOTAL	14,127,644
		Services--0.9%
195,000		CB Richard Ellis Services, Sr. Note, 9.75%, 5/15/2010	223,275
1,100,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	1,190,750
75,000		Language Line, Inc., Sr. Sub. Note, 11.125%, 6/15/2012	79,875
855,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	867,825
1,125,000		The Brickman Group Ltd., Sr. Sub. Note, Series B, 11.75%, 12/15/2009	1,321,875
		TOTAL	3,683,600
		Technology--3.5%
911,000		AMI Semiconductor, Inc., Sr. Sub. Note, 10.75%, 2/1/2013	1,074,980
1,325,000		Activant Solutions, Inc., Sr. Note, 10.50%, 6/15/2011	1,431,000
825,000		Danka Business Systems PLC, Sr. Note, 11.00%, 6/15/2010	878,625
825,000		Freescale Semiconductor, Inc., Sr. Note, 7.125%, 7/15/2014	899,250
1,350,000		Ingram Micro, Inc., Sr. Sub. Note, 9.875%, 8/15/2008	1,474,875
475,000	1,2	MagnaChip Semiconductor S.A., Sr. Sub. Note, 8.00%, 12/15/2014	497,563
1,075,000		Seagate Technology HDD Holdings, Sr. Note, 8.00%, 5/15/2009	1,166,375
650,000		Telex Communications, Inc., Sr. Secd. Note, 11.50%, 10/15/2008	711,750
1,600,000	1,2	UGS Corp., Sr. Sub. Note, 10.00%, 6/1/2012	1,828,000
925,000		Unisys Corp., Sr. Note, 6.875%, 3/15/2010	994,375
1,000,000		Xerox Corp., Sr. Note, 7.625%, 6/15/2013	1,102,500
2,375,000		Xerox Corp., Sr. Note, 9.75%, 1/15/2009	2,802,500
		TOTAL	14,861,793
		Textile--0.7%
625,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	609,375
350,000		Phillips Van Heusen Corp., Sr. Note, 8.125%, 5/1/2013	381,500
1,100,000		Warnaco Group, Inc., Sr. Note, 8.875%, 6/15/2013	1,215,500
634,000		William Carter Co., Sr. Sub. Note, Series B, 10.875%, 8/15/2011	713,250
		TOTAL	2,919,625
		Tobacco--0.8%
1,100,000	1,2	Commonwealth Brands, Inc., Sr. Sub. Secd. Note, 10.625%, 9/1/2008	1,160,500
700,000		Dimon, Inc., Sr. Note, 7.75%, 6/1/2013	738,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Tobacco--continued
$425,000		Dimon, Inc., Sr. Note, Series B, 9.625%, 10/15/2011	$467,500
950,000		Standard Commercial Corp., Sr. Note, 8.00%, 4/15/2012	980,875
		TOTAL	3,347,375
		Transportation--0.7%
825,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	665,156
700,000	4	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
800,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	842,000
1,200,000		Stena AB, Sr. Note, 9.625%, 12/1/2012	1,362,000
800,000	4	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	0
		TOTAL	2,869,156
		Utility - Electric--3.5%
1,275,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	1,364,250
1,239,625		Caithness Coso Funding Corp., Sr. Secd. Note, Series B, 9.05%, 12/15/2009	1,369,786
475,000		Calpine Canada Energy Finance Corp., Company Guarantee, 8.50%, 5/1/2008	391,875
1,750,000		Calpine Corp., Note, 8.50%, 2/15/2011	1,343,125
1,025,000	1,2	NRG Energy, Inc., Sr. Secd. Note, 8.00%, 12/15/2013	1,122,375
100,000		Nevada Power Co., 6.50%, 4/15/2012	106,250
500,000	1,2	Nevada Power Co., Mtg. Note, 5.875%, 1/15/2015	506,250
1,850,000		Nevada Power Co., Second Mortgage Notes, 9.00%, 8/15/2013	2,173,750
275,000	1,2	Northwestern Corp., Sr. Secd. Note, 5.875%, 11/1/2014	282,692
1,700,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	2,018,750
375,000		Reliant Energy, Inc., Sr. Secd. Note, 6.75%, 12/15/2014	374,531
650,000		Reliant Resources, Inc., Sr. Secd. Note, 9.25%, 7/15/2010	728,000
1,225,000		Reliant Resources, Inc., Sr. Secd. Note, 9.50%, 7/15/2013	1,398,031
1,425,000	1,2	Texas Genco LLC, Sr. Note, 6.875%, 12/15/2014	1,480,219
		TOTAL	14,659,884
		Utility - Natural Gas--3.8%
250,000		ANR Pipeline Co., Sr. Note, 8.875%, 3/15/2010	281,250
1,350,000		El Paso Corp., 6.75%, 5/15/2009	1,377,000
425,000		El Paso Corp., Note, 6.95%, 12/15/2007	447,313
2,375,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	2,291,875
1,150,000		El Paso Corp., Sr. Note, 8.05%, 10/15/2030	1,118,375
1,450,000		El Paso Production Holding Co., Company Guarantee, 7.75%, 6/1/2013	1,526,125
725,000		Ferrellgas Escrow LLC, Sr. Note, 6.75%, 5/1/2014	748,563
250,000	1,2	MarkWest Energy Partners LP, Sr. Note, 6.875%, 11/1/2014	255,000
950,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	1,016,500
650,000		Semco Energy, Inc., Sr. Note, 7.125%, 5/15/2008	698,927
1,800,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	2,038,500
375,000		Tennessee Gas Pipeline, Sr. Deb., 7.50%, 4/1/2017	415,313
1,125,000		Transcontinental Gas Pipe Corp., Sr. Note, 8.875%, 7/15/2012	1,373,906
1,325,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	1,464,125
775,000		Williams Cos., Inc., Note, 7.875%, 9/1/2021	868,000
		TOTAL	15,920,772
		Wireless Communications--2.4%
550,000	1,2,3	Inmarsat Finance PLC, 0/10.375%, 11/15/2012	398,750
200,000		Inmarsat Finance PLC, Sr. Note, 7.625%, 6/30/2012	209,000
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Wireless Communications--continued
$475,000	1,2	New Skies Satellites NV, Sr. Sub. Note, 9.125%, 11/1/2012	$486,875
3,775,000		NEXTEL Communications, Inc., Sr. Note, 7.375%, 8/1/2015	4,171,375
278,000		Nextel Partners, Inc., Sr. Note, 12.50%, 11/15/2009	316,225
450,000		Nextel Partners, Inc., Sr. Note, 8.125%, 7/1/2011	501,750
1,050,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	1,044,750
475,000	1,2	Rogers Wireless, Inc., Sr. Secd. Note, 5.525%, 12/15/2010	499,938
225,000	1,2	Rogers Wireless, Inc., Sr. Secd. Note, 7.25%, 12/15/2012	239,625
225,000	1,2	Rogers Wireless, Inc., Sr. Secd. Note, 7.50%, 3/15/2015	238,500
900,000	1,2	Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	956,250
900,000		US Unwired, Inc., Sr. Secd. Note, 10.00%, 6/15/2012	1,019,250
		TOTAL	10,082,288
		Wireline Communications--6.0%
5,000,000		AT&T Corp., Sr. Note, 9.75%, 11/15/2031	5,993,750
1,425,000		Alaska Communications Systems Holdings, Inc., Sr. Note, 9.875%, 8/15/2011	1,539,000
1,300,000		Cincinnati Bell, Inc., Company Guarantee, 7.25%, 7/15/2013	1,342,250
975,000		Cincinnati Bell, Inc., Sr. Sub. Note, 8.375%, 1/15/2014	992,063
900,000		Citizens Communications Co., 9.00%, 8/15/2031	1,032,750
750,000		Citizens Communications Co., Sr. Note, 6.25%, 1/15/2013	759,376
350,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	411,250
650,000		Eircom Funding, Sr. Sub. Note, 8.25%, 8/15/2013	721,500
2,350,000		MCI, Inc., Sr. Note, 8.735%, 5/1/2014	2,532,125
925,000		Primus Telecommunications Holding, Inc., Sr. Note, 8.00%, 1/15/2014	818,625
500,000		Qwest Capital Funding, Company Guarantee, 7.25%, 2/15/2011	492,500
3,925,000	1,2	Qwest Corp., Note, 9.125%, 3/15/2012	4,553,000
3,350,000	1,2	Qwest Services Corp., Sr. Sub. Note, 14.00%, 12/15/2010	4,045,125
		TOTAL	25,233,314
		TOTAL CORPORATE BONDS (IDENTIFIED COST $372,634,273)	394,160,938
		PREFERRED STOCKS--0.7%
		Media - Non-Cable--0.5%
9,950		Primedia, Inc., Cumulative Pfd., Series D, $10.00	999,975
9,475		Primedia, Inc., Pfd., $9.20	914,338
42		Ziff Davis Media, Inc., PIK Pfd., Series E-1	29,085
		TOTAL	1,943,398
		Retailers--0.2%
1,100		General Nutrition Centers Holding Co., Exchangeable Pfd. Stock, Series A	1,069,750
		Wireline Communications--0.0%
11,079		McLeodUSA, Inc., Conv. Pfd., Series A	40,383
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $5,435,219)	3,053,531
		COMMON STOCKS & WARRANTS--0.3%
		Chemicals--0.0%
332	4	General Chemical Industrial Products, Inc.	61,772
192	4	General Chemical Industrial Products, Inc., Warrants	0
142	4	General Chemical Industrial Products, Inc., Warrants	0
		TOTAL	61,772
		Consumer Products--0.0%
580	1,4	Sleepmaster LLC	157,168
Shares or Principal Amount			Value
		COMMON STOCKS & WARRANTS--continued
		Food & Beverage--0.1%
26,415		B&G Foods, Inc.	$395,697
		Industrial - Other--0.1%
156,932	1,2,4	ACP Holdings Corp., Warrants	278,554
		Media - Cable--0.1%
2,922	4	NTL, Inc.	213,189
		Media - Non-Cable--0.0%
425	4	Advanstar, Inc., Warrants	8
850	4	XM Satellite Radio, Inc., Warrants	73,100
7,700	4	Ziff Davis Media, Inc., Warrants	3,850
		TOTAL	76,958
		Metals & Mining--0.0%
625	4	Republic Technologies International, Inc., Warrants	6
23,013	4	Royal Oak Mines, Inc.	127
		TOTAL	133
		Other--0.0%
71	1,4	CVC Claims Litigation LLC	0
		Packaging--0.0%
650	4	Pliant Corp., Warrants	6
15,500	1,4	Russell Stanley Holdings, Inc.	7,750
		TOTAL	7,756
		Paper--0.0%
450	1,2,4	MDP Acquisitions PLC, Warrants	12,825
		Wireline Communications--0.0%
24,549	4	McLeodUSA, Inc., Warrants	5,155
7,366	4	Viatel Holding (Bermuda) Ltd.	8,839
		TOTAL	13,994
		TOTAL COMMON STOCKS & WARRANTS (IDENTIFIED COST $5,111,451)	1,218,046
		REPURCHASE AGREEMENT--2.2%
$9,256,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.28%, dated 12/31/2004 to be repurchased at $9,257,759 on 1/3/2005, collateralized by U.S. Government Agency Obligations with maturity to 9/25/2034, collateral market value of $2,060,003,250 (AT AMORTIZED COST)	9,256,000
		TOTAL INVESTMENTS--98.3% (IDENTIFIED COST $400,324,454)5	415,524,216
		OTHER ASSETS AND LIABILITIES - NET--1.7%	7,143,350
		TOTAL NET ASSETS--100%	$422,667,566

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2004, these securities amounted to $96,738,771 which represents 22.9% of total net assets.

2 Denotes a restricted security, including securities purchased under Rule 144A that has been deemed liquid by criteria approved by the Fund's Board of Trustees. At December 31, 2004, these securities amounted to $96,573,853 which represents 22.8% of total net assets.

3 Denotes a zero coupon bond with effective rate at time of purchase.

4 Non-income producing security.

5 The cost of investments for federal tax purposes amounts to $404,225,721.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Total investments in securities, at value (identified cost $400,324,454)		$415,524,216
Cash		6,602
Income receivable		7,966,694
Receivable for shares sold		50,842
TOTAL ASSETS		423,548,354
Liabilities:
Payable for investments purchased	$475,000
Payable for shares redeemed	342,981
Payable for distribution services fees (Note 5)	23,053
Accrued expenses	39,754
TOTAL LIABILITIES		880,788
Net assets for 51,573,940 shares outstanding		$422,667,566
Net Assets Consist of:
Paid-in capital		$449,220,927
Net unrealized appreciation of investments		15,199,762
Accumulated net realized loss on investments		(72,025,668)
Undistributed net investment income		30,272,545
TOTAL NET ASSETS		$422,667,566
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$311,095,420 ÷ 37,922,287 shares outstanding, no par value, unlimited shares authorized		$8.20
Service Shares:
$111,572,146 ÷ 13,651,653 shares outstanding, no par value, unlimited shares authorized		$8.17

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Interest		$32,072,556
Dividends		216,378
TOTAL INCOME		32,288,934
Expenses:
Investment adviser fee (Note 5)	$2,367,704
Administrative personnel and services fee (Note 5)	316,144
Custodian fees	20,909
Transfer and dividend disbursing agent fees and expenses (Note 5)	32,660
Directors'/Trustees' fees	3,816
Auditing fees	20,385
Legal fees	4,984
Portfolio accounting fees	115,873
Distribution services fee--Service Shares (Note 5)	228,378
Printing and postage	38,253
Insurance premiums	16,997
Miscellaneous	2,863
TOTAL EXPENSES	3,168,966
Waiver of administrative personnel and services fee (Note 5)	(15,445)
Net expenses		3,153,521
Net investment income		29,135,413
Realized and Unrealized Gain on Investments:
Net realized gain on investments		6,625,639
Net change in unrealized appreciation of investments		2,326,554
Net realized and unrealized gain on investments		8,952,193
Change in net assets resulting from operations		$38,087,606

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$29,135,413	$27,636,710
Net realized gain (loss) on investments	6,625,639	(5,754,933)
Net change in unrealized appreciation/depreciation of investments	2,326,554	47,722,022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	38,087,606	69,603,799
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(22,381,790)	(19,635,355)
Service Shares	(6,562,870)	(3,390,505)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(28,944,660)	(23,025,860)
Share Transactions:
Proceeds from sale of shares	202,817,425	432,307,382
Net asset value of shares issued to shareholders in payment of distributions declared	28,944,654	23,025,854
Cost of shares redeemed	(240,052,889)	(362,462,409)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(8,290,810)	92,870,827
Change in net assets	852,136	139,448,766
Net Assets:
Beginning of period	421,815,430	282,366,664
End of period (including undistributed net investment income of $30,272,545 and $28,203,000, respectively)	$422,667,566	$421,815,430

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at December 31, 2004, is as follows:

Security	Acquisition Date	Acquisition Cost
CVC Claims Litigation LLC	3/26/1997	$590,616
Russell Stanley Holdings, Inc.	2/5/1999	$ 1,250
Sleepmaster LLC	12/13/1999	$ 517,718

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004		2003
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	12,097,970	$94,965,634	43,307,921	$315,286,098
Shares issued to shareholders in payment of distributions declared	2,968,407	22,381,787	2,879,084	19,635,353
Shares redeemed	(17,698,451)	(137,581,096)	(38,284,007)	(279,912,452)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(2,632,074)	$(20,233,675)	7,902,998	$55,008,999

Year Ended December 31	2004		2003
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	13,728,648	$107,851,791	15,812,831	$117,021,284
Shares issued to shareholders in payment of distributions declared	871,563	6,562,867	497,141	3,390,501
Shares redeemed	(13,190,577)	(102,471,793)	(11,276,205)	(82,549,957)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,409,634	$11,942,865	5,033,767	$37,861,828
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,222,440)	$(8,290,810)	12,936,765	$92,870,827

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for reversal of prior income adjustments on bonds sold, defaulted bond adjustments and discount accretion/premium amortization on debt securities.

For the year ended December 31, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(8,524)	$1,878,792	$(1,870,268)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003 was as follows:

	2004	2003
Ordinary income1	$28,944,660	$23,025,860

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$30,835,287
Net unrealized appreciation	$11,298,495
Capital loss carryforward	$68,687,129

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the tax deferral of losses on wash sales, defaulted bond adjustments and discount accretion/premium amortization on debt securities.

At December 31, 2004, the cost of investments for federal tax purposes was $404,225,721. The net unrealized appreciation of investments for federal tax purposes was $11,298,495. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $24,288,740 and net unrealized depreciation from investments for those securities having an excess of cost over value of $12,990,245.

At December 31, 2004, the Fund had a capital loss carryforward of $68,687,129 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 2,658,794
2009	$ 27,754,606
2010	$32,328,794
2011	$ 5,944,935

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser") receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004 Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $16,364, after voluntary waiver, if applicable.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$210,114,013
Sales	$212,741,090

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned at December 31, 2004, by correspondence with the custodian and brokers; where replies were not required from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund of December 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisers, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to http://www.federatedinvestors.com, select "Products," open the "Variable Annuities" Section, then select the link to "sec-gov" to access to the link for Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and then selecting the link to "sec gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investments in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

G00844-01 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENT SUMMARY TABLES
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.59	$ 8.79	$11.38	$18.49	$27.64
Income From Investment Operations:
Net investment income	0.00	1	0.01	2	0.02	0.03	2	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.63	2.79	(2.61)	(5.15)	(4.93)
TOTAL FROM INVESTMENT OPERATIONS	1.63	2.80	(2.59)	(5.12)	(4.88)
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(1.99)	(4.27)
Net Asset Value, End of Period	$13.22	$11.59	$ 8.79	$11.38	$18.49
Total Return3	14.06%	31.85%	(22.76)%	(29.42)%	(22.61)%

Ratios to Average Net Assets:
Expenses	1.57	%4	1.70	%4	1.50	%4	1.41%	1.28%
Net investment income	0.03%	0.15%	0.26%	0.23%	0.17%
Expense waiver/reimbursement5	0.05%	0.05%	0.10%	0.10%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$53,093	$45,924	$37,488	$60,632	$98,180
Portfolio turnover	87%	193%	103%	206%	262%

1 Amount represents less than $0.01.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.57%, 1.70%, and 1.50% for the years ended December 31, 2004, 2003, and 2002, respectively, after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual	$1,000	$1,110.90	$7.96
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.60	$7.61

1 Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management's Discussion of Fund Performance

World markets as measured by the Morgan Stanley Capital International World Index (MSCI-WI)1 appreciated 16.38% in 2004. International markets trailed the U.S. (up 18% as measured by the MSCI-WI, slightly. Most notable in their differences from the average were Australia to the upside (32%) as measured by the MSCI-WI and Japan as measured by the MSCI-WI to the downside (up 10%). Excluding minor markets, the year was notable for its lack of spread in returns. Almost all of the positive performance came in the fourth quarter of 2004, buoyed by the Bush re-election, lower oil prices, low inflation, and slowing interest rate hikes.

FUND PERFORMANCE

As of December 31, 2004, Federated International Equity Fund II produced a 12-month total return of 14.06%. The Fund underperformed its benchmark, the Morgan Stanley Capital International-Europe, Australasia and Far East Growth Index (MSCI-EAFE GI),2 which returned 16.12% for the same period.

The biggest positive contributors in the year were stock selection in the tech sector (notably in Guernsey incorporated telecom software provider Amdocs), in the U.K. (most notably in food retailer Tesco), our Russian energy stocks (especially Gazprom) and stock selection and our overweight in Germany (industrial conglomerate Siemens was the star here). The biggest detractors from performance were our underweight in Australia (which was somewhat counterbalanced in the like-sectored Canadian market), our underweight in Italy, our stock selection in diversified financials (especially Amvescap), our stock selection in consumer staples, not owning Spanish telco Telefonica, not owning French pharmaceutical Sanofi-Aventis and owning Japanese stocks SMC and Nomura. Our largest holdings as of December 31, 2004, included Vodafone Group, GlaxoSmithKline PLC, Siemens AG, Deutsche Telekom AG, Mitsubishi Tokyo Financial Group, Total SA, Reckitt Benckiser PLC, Diageo PLC, Rio Tinto PLC, and Tesco PLC.

1 The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

2 MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL EQUITY FUND II

Average Annual Total Returns for the Period Ended 12/31/2004
1 Year	14.06%
5 Years	(8.70)%
Start of Performance (5/8/1995)	6.39%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund II (the "Fund") from May 8, 1995 (start of performance) to December 31, 2004, compared to the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (MSCI-EAFE GI).2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE GI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE GI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Tables

At December 31, 2004, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	24.3%
Japan	18.3%
Germany	12.6%
France	11.6%
Switzerland	8.5%
Canada	3.8%
Taiwan	3.5%
Netherlands	2.7%
Russia	2.4%
United States	1.9%
Hong Kong	1.3%
Singapore	1.3%
Mexico	1.2%
Spain	1.1%
Ireland	1.0%
Finland	1.0%
Denmark	1.0%
Cash Equivalents2	2.3%
Other Assets and Liabilities--Net3	0.2%
TOTAL	100.0%

At December 31, 2004, the Fund's sector classification composition4 was as follows:

Sector Classification	Percentage of Total Net Assets
Information Technology	13.7%
Financials	13.1%
Materials	11.9%
Consumer Discretionary	10.6%
Industrials	10.5%
Healthcare	10.3%
Consumer Staples	9.9%
Telecommunication Services	9.0%
Energy	7.1%
Utilities	1.4%
Cash Equivalents2	2.3%
Other Assets and Liabilities--Net3	0.2%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities, or the country where a majority of the company's revenues are derived.

2 Cash Equivalents includes investments in money market mutual funds and any investments in overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.

3 See Statement of Assets and Liabilities.

4 Except for cash equivalents, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification System except that the adviser assigns an index classification to securities not classified by the Global Industry Classification System and to securities for which the adviser does not have access to the classification made by the Global Industry Classification System.

Portfolio of Investments

December 31, 2004

Shares			Value in U.S. Dollars
		COMMON STOCKS--97.5%
		CANADA--3.8%
		Materials--2.8%
11,600		Alcan, Inc.	$568,864
22,100	1	Glamis Gold Ltd.	379,236
28,700		Placer Dome, Inc.	541,282
		TOTAL	1,489,382
		Technology Hardware & Equipment--1.0%
36,200	1	Celestica, Inc.	510,782
		TOTAL CANADA	2,000,164
		DENMARK--1.0%
		Health Care Equipment & Services--1.0%
47,500		GN Store Nord AS	512,101
		FINLAND--1.0%
		Materials--1.0%
35,900		Stora Enso Oyj, Class R	549,943
		FRANCE--11.6%
		Banks--1.0%
7,600		BNP Paribas SA	550,605
		Capital Goods--1.4%
10,600		Schneider Electric SA	737,692
		Energy--3.7%
2,900		Technip-Coflexip SA	536,088
6,440		Total SA, Class B	1,406,698
		TOTAL	1,942,786
		Insurance--1.5%
33,300		AXA	822,882
		Software & Services--1.4%
14,500		Dassault Systemes SA	731,208
		Telecommunication Services--1.2%
19,400		France Telecommunications	642,360
		Utilities--1.4%
20,500		Veolia Environnement	742,035
		TOTAL FRANCE	6,169,568
		GERMANY, FEDERAL REPUBLIC OF--12.6%
		Capital Goods--3.2%
20,200		Siemens AG	1,712,758
		Materials--1.1%
17,300		Bayer AG	586,465
		Pharmaceuticals & Biotechnology--1.4%
9,500		Schering AG	710,337
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		GERMANY, FEDERAL REPUBLIC OF--continued
		Software & Services--2.1%
6,300		SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung)	$1,125,214
		Telecommunication Services--3.2%
75,100	1	Deutsche Telekom AG, Class REG	1,699,626
		Transportation--1.6%
36,600		Deutsche Post AG	840,750
		TOTAL GERMANY, FEDERAL REPUBLIC OF	6,675,150
		HONG KONG--1.3%
		Real Estate--1.3%
70,000		Sun Hung Kai Properties	700,207
		IRELAND--1.0%
		Pharmaceuticals & Biotechnology--1.0%
20,700	1	Elan Corp. PLC, ADR	564,075
		JAPAN--18.3%
		Automobiles & Components--1.0%
10,400		Honda Motor Co. Ltd.	538,929
		Banks--2.7%
142		Mitsubishi Tokyo Financial Group, Inc.	1,441,202
		Capital Goods--1.2%
9,700		Fanuc Ltd.	634,234
		Commercial Services & Supplies--0.9%
12,500		Secom Co. Ltd.	500,146
		Consumer Durables & Apparel--3.3%
63,000		Matsushita Electric Industrial Co.	999,688
45,000		Sharp Corp.	734,703
		TOTAL	1,734,391
		Food & Staples Retailing--1.6%
27,000		Seven-Eleven Japan	851,078
		Materials--1.6%
169,000		Sumitomo Chemical Co.	827,930
		Media--1.0%
200		Dentsu, Inc.	538,694
		Pharmaceuticals & Biotechnology--1.0%
13,800		Yamanouchi Pharmaceutical Co. Ltd.	537,348
		Retailing--1.0%
6,800		Fast Retailing Co. Ltd.	517,615
		Software & Services--0.8%
100		Net One Systems Co. Ltd.	416,707
		Technology Hardware & Equipment--2.2%
5,500		Hoya Corp.	621,011
12,100		Seiko Epson Corp.	538,460
		TOTAL	1,159,471
		TOTAL JAPAN	9,697,745
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		MEXICO--1.2%
		Media--1.2%
11,100		Grupo Televisa SA, GDR	$671,550
		NETHERLANDS--2.7%
		Banks--1.0%
20,500		ABN AMRO Holdings NV	543,081
		Semiconductors & Semiconductor Equipment--1.7%
55,900	1	ASM Lithography Holding NV	897,348
		TOTAL NETHERLANDS	1,440,429
		RUSSIA--2.4%
		Energy--2.4%
21,800		Gazprom, ADR	773,900
13,000		Surgutneftegaz, ADR	486,200
		TOTAL RUSSIA	1,260,100
		SINGAPORE--1.3%
		Banks--1.3%
84,000		Oversea-Chinese Banking Corp. Ltd.	694,683
		SPAIN--1.1%
		Energy--1.1%
22,300		Repsol YPF SA	580,764
		SWITZERLAND--8.5%
		Consumer Durables & Apparel--1.2%
18,800		Compagnie Financiere Richemont AG	625,785
		Diversified Financials--1.3%
8,300		UBS AG	695,985
		Food Beverage & Tobacco--1.0%
2,000		Nestle SA	523,261
		Materials--3.0%
13,000		Holcim Ltd.	783,133
14,100		Lonza AG	793,598
		TOTAL	1,576,731
		Pharmaceuticals & Biotechnology--2.0%
9,400		Roche Holding AG	1,082,104
		TOTAL SWITZERLAND	4,503,866
		TAIWAN, PROVINCE OF CHINA--3.5%
		Semiconductors & Semiconductor Equipment--2.1%
692,000	1	Nanya Technology Corp.	565,566
329,482	1	Taiwan Semiconductor Manufacturing Co.	525,050
		TOTAL	1,090,616
		Technology Hardware & Equipment--1.4%
288,200		Asustek Computer, Inc.	768,473
		TOTAL TAIWAN, PROVINCE OF CHINA	1,859,089
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--24.3%
		Banks--1.5%
23,270		Royal Bank of Scotland PLC, Edinburgh	$782,726
		Capital Goods--1.2%
39,500		Smiths Industries	623,373
		Commercial Services & Supplies--0.9%
211,600		Hays PLC	504,767
		Diversified Financials--1.4%
121,000		Amvescap PLC	745,128
		Food & Staples Retailing--2.4%
208,400		Tesco PLC	1,287,346
		Food Beverage & Tobacco--2.4%
91,200		Diageo PLC	1,300,956
		Household & Personal Products--2.5%
43,150		Reckitt Benckiser PLC	1,303,961
		Materials--2.4%
43,900		Rio Tinto PLC	1,292,069
		Pharmaceuticals & Biotechnology--3.9%
87,900		GlaxoSmithKline PLC	2,062,239
		Software & Services--1.1%
22,400	1	Amdocs Ltd.	588,000
		Telecommunication Services--4.6%
893,018		Vodafone Group PLC	2,421,741
		TOTAL UNITED KINGDOM	12,912,306
		UNITED STATES--1.9%
		Media--1.9%
52,050		News Corp., Inc.	999,360
		TOTAL COMMON STOCKS (IDENTIFIED COST $41,493,453)	51,791,100
		REPURCHASE AGREEMENT--2.3%
$1,207,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.280%, dated 12/31/2004 to be repurchased at $1,207,229 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 9/25/2034, collateral market value $2,060,003,250 (AT AMORTIZED COST)	1,207,000
		TOTAL INVESTMENTS--99.8% (IDENTIFIED COST $42,700,453)2	52,998,100
		OTHER ASSETS AND LIABILITIES - NET--0.2%	94,550
		TOTAL NET ASSETS--100%	$53,092,650

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $42,898,178.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Total investments in securities, at value (identified cost $42,700,453)		$52,998,100
Cash		781
Cash denominated in foreign currencies (identified cost $90,724)		98,913
Income receivable		84,311
Receivable for shares sold		13,002
TOTAL ASSETS		53,195,107
Liabilities :
Payable for shares redeemed	$72,551
Payable for transfer and dividend disbursing agent fees and expenses	6,258
Payable for auditing fees	15,500
Payable for custodian fees	5,024
Accrued expenses	3,124
TOTAL LIABILITIES		102,457
Net assets for 4,016,983 shares outstanding		$53,092,650
Net Assets Consist of:
Paid-in capital		$72,434,077
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		10,311,423
Accumulated net realized loss on investments and foreign currency transactions		(29,652,850)
TOTAL NET ASSETS		$53,092,650
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$53,092,650 ÷ 4,016,983 shares outstanding, no par value, unlimited shares authorized		$13.22

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $95,425)			$748,856
Interest			15,983
TOTAL INCOME			764,839
Expenses:
Investment adviser fee (Note 5)		$477,763
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		28,920
Transfer and dividend disbursing agent fees and expenses (Note 5)		15,615
Directors'/Trustees' fees		1,091
Auditing fees		18,171
Legal fees		6,409
Portfolio accounting fees		48,175
Printing and postage		19,982
Insurance premiums		7,506
Interest expense		419
Miscellaneous		962
TOTAL EXPENSES		775,013
Waiver and Expense Reductions (Note 5):
Waiver of administrative personnel and services fee	$(24,524)
Fees paid indirectly from directed brokerage arrangement	(683)
TOTAL WAIVER AND EXPENSE REDUCTIONS		(25,207)
Net expenses			749,806
Net investment income			15,033
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign capital gain taxes withheld of $1,060)			4,537,766
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,956,463
Net realized and unrealized gain on investments and foreign currency transactions			6,494,229
Change in net assets resulting from operations			$6,509,262

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,033	$63,180
Net realized gain on investments and foreign currency transactions	4,537,766	2,273,424
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,956,463	9,869,547
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,509,262	12,206,151
Share Transactions:
Proceeds from sale of shares	17,525,821	112,239,677
Cost of shares redeemed	(16,866,895)	(116,009,033)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	658,926	(3,769,356)
Change in net assets	7,168,188	8,436,795
Net Assets:
Beginning of period	45,924,462	37,487,667
End of period	$53,092,650	$45,924,462

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund") a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary investment objective of the Fund is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At December 31, 2004, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FC) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004	2003
Shares sold	1,467,430	12,171,909
Shares redeemed	(1,412,811)	(12,473,804)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	54,619	(301,895)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and net operating loss.

For the year ended December 31, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses
$(21,252)	$(8,453)	$29,705

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$10,113,698
Capital loss carryforward	$29,455,125

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the tax deferral of losses on wash sales.

At December 31, 2004, the cost of investments for federal tax purposes was $42,898,178. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $10,099,922. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,150,451 and net unrealized depreciation from investments for those securities having an excess of cost over value of $50,529.

At December 31, 2004, the Fund had a capital loss carryforward of $29,455,125 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$17,531,854
2010	$11,923,271

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $7,778, after voluntary waiver, if applicable.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2004, the Fund's expenses were reduced by $683 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$41,504,749
Sales	$40,300,768

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2004, the diversification of sectors was as follows:

Sector	Percentage of Net Assets
Information Technology	13.7%
Financials	13.1%
Materials	11.9%
Consumer Discretionary	10.6%
Industrials	10.5%
Healthcare	10.3%
Consumer Staples	9.9%
Telecommunication Services	9.0%
Energy	7.1%
Utilities	1.4%

8. LINE OF CREDIT

The Fund, along with Federated World Investment Series, Inc. and Federated International Series, Inc., has entered into a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of December 31, 2004, there were no outstanding loans. During the year ended December 31, 2004, the maximum outstanding borrowing was $1,471,000. The Fund had an average outstanding daily balance of $482,545 with a high and low interest rate of 2.25% and 1.50%, respectively, representing only the days the LOC was utilized. Interest expense totaled $419 for the year ended December 31, 2004.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated (Funds) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2004 and 2003, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

INTERESTED TRUSTEES BACKGROUND

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Board.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisers, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to http://www.federatedinvestors.com, select "Products," open the "Variable Annuities" Section, then select the link to "sec-gov" to access to the link for Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and then selecting the link to "sec gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investments in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916603

G01077-01 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/ 31/2004		Year Ended 12/31/2003		Period Ended 12/31/2002	1
Net Asset Value, Beginning of Period	$11.40		$ 8.16		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.07	) 2	(0.10	)2	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.74		3.34		(1.84)
TOTAL FROM INVESTMENT OPERATIONS	1.67		3.24		(1.84)
Less Distributions:
Distributions from net realized gain on investments	(0.0007)		--		--
Net Asset Value, End of Period	$13.07		$11.40		$ 8.16
Total Return3	14.66%		39.71%		(18.40)%

Ratios to Average Net Assets:
Expenses	1.50%		1.50%		1.50	%4
Net investment income (loss)	(0.63)%		(0.98)%		(1.02	)%4
Expense waiver/reimbursement5	1.04%		5.14%		95.85	%4
Supplemental Data:
Net assets, end of period (000 omitted)	$17,940		$5,741		$651
Portfolio turnover	77%		38%		19%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements.

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/31/2004		Period Ended 12/31/2003	1
Net Asset Value, Beginning of Period	$11.40		$ 8.46
Income From Investment Operations:
Net investment income (loss)	(0.11	) 2	(0.08	)2
Net realized and unrealized gain on investments and foreign currency transactions	1.76		3.02
TOTAL FROM INVESTMENT OPERATIONS	1.65		2.94
Less Distributions:
Distributions from net realized gain on investments	(0.0007)		--
Net Asset Value, End of Period	$13.05		$11.40
Total Return3	14.48%		34.75%

Ratios to Average Net Assets:
Expenses	1.75%		1.75	%4
Net investment income (loss)	(0.90)%		(1.16	)%4
Expense waiver/reimbursement5	1.04%		5.14	%4
Supplemental Data:
Net assets, end of period (000 omitted)	$37,120		$14,575
Portfolio turnover	77%		38	%6

1 Reflects operations for the period from May 1, 2003 (date of initial public investment) to December 31, 2003.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

See Notes which are an integral part of the Financial Statements.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual:
Primary Shares	$1,000	$1,089.20	$7.88
Service Shares	$1,000	$1,088.40	$9.19
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.60	$7.61
Service Shares	$1,000	$1,016.34	$8.87

1 Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

Primary Shares	1.50%
Service Shares	1.75%

Management's Discussion of Fund Performance

For the fiscal year ended December 31, 2004, the Fund returned 14.66% and 14.48% at net asset value for Primary Shares and Service Shares, respectively, as compared to the average Lipper VA Mid-Cap Growth Index,1 which was up 14.75%. Broadly speaking, mid-cap growth stocks were up for the reporting period. The Russell Mid-Cap Growth Index 2 was up 15.48% and the Fund, with its highly diversified portfolio, participated in the market's move.

The Fund's performance was adversely impacted relative to the Russell Mid-Cap Growth Index, we believe, by a somewhat unusual set of circumstances. The earnings of many ordinary companies grew substantially during the year. We believe this was largely the result of cyclical or transitory factors, such as a lower U.S. dollar, low interest rates, higher oil prices and restrained corporate expenditures. In our view, this has somewhat obscured the higher quality of earnings of many companies in the Fund's portfolio--companies which have been growing primarily as a result of non-cyclical factors, such as proprietary products and services or other competitive advantages.

During the reporting period, we continued to invest in companies that we believe are dominant competitors with a history of strong returns on equity, have the ability to internally finance their own growth, have strong balance sheets that should enhance competitiveness if interest rates rise, and have strong employee incentives.

1 Lipper figures represent the average of the total returns reported by all of the funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

2 The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - PRIMARY SHARES

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	14.66%
Start of Performance (4/30/2002)	10.54%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II (Primary Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2004, compared to the Russell Mid-Cap Growth Index (RMGI).2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	14.48%
Start of Performance (5/1/2003)	29.65%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II (Service Shares) (the "Fund") from May 1, 2003 (start of performance) to December 31, 2004, compared to the Russell Mid-Cap Growth Index (RMGI).2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table

At December 31, 2004, the fund's sector composition1 was as follows:

Sector	Percentage of Total Net Assets
Consumer Discretionary	18.4%
Healthcare	16.3%
Information Technology	15.3%
Financials	13.7%
Industrials	13.4%
Consumer Staples	2.3%
Energy	2.3%
Telecommunication Services	1.7%
Materials	1.5%
Utilities	1.3%
Other Securities2	0.2%
Cash Equivalents3	14.3%
Other Assets and Liabilities--Net4	(0.7)%
TOTAL	100.0%

1 Except for Other Securities and Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns an index classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Portfolio securities that cannot be assigned to a sector classification. Includes a corporate bond.

3 Cash Equivalents includes investments in money market mutual funds and any investments in overnight repurchase agreements. Of the amount listed, 1.7% represents reinvestment of securities lending collateral.

4 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2004

Shares			Value
		COMMON STOCKS--85.9%
		Consumer Discretionary--18.4%
3,100	1	1-800-FLOWERS.COM, Inc.	$26,071
34,600	1	Advance Auto Parts, Inc.	1,511,328
5,400	1	Bed Bath & Beyond, Inc.	215,082
2,095		Bharat Forge Ltd.	51,729
6,400		Blockbuster, Inc.	61,056
3,700	1,2	Brillian Corp.	12,765
2,000	1	Cabela's, Inc., Class A	45,480
1,300		Carnival Corp.	74,919
5,400		Centerplate, Inc.	71,442
2,100		Centex Corp.	125,118
13,800	1	Central European Media Enterprises Ltd., Class A	537,952
3,600	1	Cheesecake Factory, Inc.	116,892
7,000		Clear Channel Communications, Inc.	234,430
17,500	1	Clear Media Ltd.	16,605
5,200	1	Cost Plus, Inc.	167,076
6,900	1	Dick's Sporting Goods, Inc.	242,535
6,800		Dollar General Corp.	141,236
3,900	1	Dollar Tree Stores, Inc.	111,852
10,800		Domino's Pizza, Inc.	192,240
2,300		E.W. Scripps Co., Class A	111,044
7,200	1	IAC Interactive Corp.	198,864
500		International Speedway Corp., Class A	26,400
158,500		J.D. Wetherspoon PLC	775,976
7,000	1	Lamar Advertising Co.	299,460
3,300	1	Lodgenet Entertainment Corp.	58,377
2,900	1	Maruti Udyog Ltd.	30,771
6,400	1	New York & Company	105,728
5,900		Orient-Express Hotel Ltd.	121,363
18,460	1	PETCO Animal Supplies, Inc.	728,801
59,200		PetSmart, Inc.	2,103,376
300		Regal Entertainment Group	6,225
250	1	SKY Perfect Communications, Inc.	270,811
2,000		Speedway Motorsports, Inc.	78,360
3,600	1	Stamps.com, Inc.	57,024
3,800	1	Texas Roadhouse, Inc.	112,290
5,000	1	Timberland Co., Class A	313,350
1,800		USS Co. Ltd.	151,069
9,100	1	UnitedGlobalCom, Inc., Class A	87,906
6,700		Viacom, Inc., Class B	243,813
7,500	1	Williams-Sonoma, Inc.	262,800
9,800	1	Wumart Stores, Inc., Class H	15,760
		TOTAL	10,115,376
Shares			Value
		COMMON STOCKS--continued
		Consumer Staples--2.3%
15,300		B&G Foods, Inc.	$229,194
14,800	1	Dean Foods Co.	487,660
72,000		People's Food Holdings Ltd.	66,160
10,400	1	Shoppers Drug Mart Corp.	323,505
1,600		Whole Foods Market, Inc.	152,560
		Total	1,259,079
		Energy--2.3%
1,100		ENSCO International, Inc.	34,914
6,600		EnCana Corp.	376,596
5,000		Kinder Morgan, Inc.	365,650
1,100	1	Noble Corp.	54,714
700	1	Oil States International, Inc.	13,503
5,400	1	The Houston Exploration Co.	304,074
5,000	1	Todco, Class A	92,100
1,200	1	Transocean Sedco Forex, Inc.	50,868
		Total	1,292,419
		Financials--13.7%
10,200	1	Advance America Cash Advance, Inc.	233,580
6,600		Assurant, Inc.	201,630
16,800		Axis Capital Holdings Ltd.	459,648
700		BioMed Realty Trust, Inc.	15,547
38,000	1	CB Richard Ellis Group, Inc.	1,274,900
6,000		Calamos Asset Management, Inc.	162,000
9,500		Capital One Financial Corp.	799,995
7,000		Developers Diversified Realty	310,590
8,400		Endurance Specialty Holdings Ltd.	287,280
3,800	2	Federal Agricultural Mortgage Association, Class C	88,540
900		Global Signal, Inc.	24,786
11,100		IndyMac Bancorp, Inc.	382,395
20,000	1,2	Labranche & Co. Inc.	179,200
1,000	1,2	Markel Corp.	364,000
7,800	1	Philadelphia Consolidated Holding Corp.	515,892
1,000		SFCG Co. Ltd.	252,757
55,500		Shinsei Bank Ltd.	378,052
7,400		St. Joe Co.	475,080
3,600		State Bank of India	54,033
2,500		U-Store-It Trust	43,375
500		White Mountains Insurance Group, Inc.	323,000
17,100		Willis Group Holdings Ltd.	704,007
2,000	1	Ziprealty, Inc.	35,740
		TOTAL	7,566,027
Shares			Value
		COMMON STOCKS--continued
		Healthcare--16.3%
3,200	1,2	ATS Medical, Inc.	$14,912
900	1	Acadia Pharmaceuticals, Inc.	6,093
6,200	1,2	Alexion Pharmaceuticals, Inc.	156,240
7,600		Allergan, Inc.	616,132
9,900	1	Anika Therapeutics, Inc.	90,585
3,300	1	Arena Pharmaceuticals, Inc.	22,077
2,400	1	Arthrocare Corp.	76,944
6,200	1	Aspect Medical Systems, Inc.	151,652
2,900	1	Auxilium Pharmaceutical, Inc.	25,375
19,293	1,2	Avigen, Inc.	62,895
400	1,2	Biosite, Inc.	24,616
6,000	1	Boston Scientific Corp.	213,300
14,800		Cardinal Health, Inc.	860,620
6,750	1	Caremark Rx, Inc.	266,153
1,000	1	Cepheid, Inc.	9,940
5,808	1	Charles River Laboratories International, Inc.	267,226
4,200	1	Chindex International, Inc.	43,764
24,100	1,2	Conceptus, Inc.	195,572
300	1	Corgentech, Inc.	2,484
16,700	1	Cubist Pharmaceuticals, Inc.	197,561
7,680	1	Curon Medical, Inc.	13,440
9,300	1	Cypress Biosciences, Inc.	130,758
28,900	1	Cytyc Corp.	796,773
1,000	1	Dade Behring Holdings, Inc.	56,000
4,600	1	Digirad Corp.	40,710
20,600	1	Dyax Corp.	148,732
8,300	1	Dynavax Technologies Corp.	66,400
25,000	1	Endologix, Inc.	170,750
900	1	Gen-Probe, Inc.	40,689
100	1,2	Given Imaging Ltd.	3,591
3,300	1	HealthSouth Corp.	20,724
3,900	1	I-Flow Corp.	71,097
13,650	1	INAMED Corp.	863,363
20,132	1	Illumina, Inc.	190,851
6,100	1	Immunicon Corp.	42,578
3,000	1	Incyte Genomics, Inc.	29,970
24,600	1,2	Isis Pharmaceuticals, Inc.	145,140
4,000	1	Kinetic Concepts, Inc.	305,200
5,900	1	Kosan Biosciences, Inc.	40,887
6,600	1,2	Kyphon, Inc.	170,016
500	1	Lifeline Systems, Inc.	12,880
7,100		Merck & Co., Inc.	228,194
700	1	Millennium Pharmaceuticals, Inc.	8,484
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
5,200	1	NMT Medical, Inc.	$25,740
4,400	1,2	Neurochem, Inc.	77,132
11,800	1	Nicox	66,883
1,700	1	Northfield Laboratories, Inc.	38,335
1,800	1	Orthofix International NV	71,062
1,700	1	PRA International	42,126
19,100	1	Pharmacyclics, Inc.	199,977
2,500	1,2	Point Therapeutics, Inc.	13,400
1,400	1	Renovis, Inc.	20,132
1,500	1,2	Rita Medical Systems, Inc.	5,805
1,200	1	Sangamo BioSciences, Inc.	7,200
16,800		Schering Plough Corp.	350,784
2,800	1	Stratagene Corp.	21,700
500	1	Symmetry Medical, Inc.	10,525
5,200	1	TLC Vision Corp.	54,236
17,600	1	United Surgical Partners International, Inc.	733,920
2,000		UnitedHealth Group, Inc.	176,060
2,100	1	Urologix, Inc.	13,587
2,500	1	VCA Antech, Inc.	49,000
5,100	1	Vical, Inc.	23,970
20,317	1	Xcyte Therapies, Inc.	56,277
		TOTAL	8,959,219
		Industrials--13.4%
2,500	1	51JOBS, Inc., ADR	129,925
18,800	1	ABX Air, Inc.	167,132
3,196		Bharat Forge Ltd.	56,605
3,600		CNF Transportation, Inc.	180,360
29,600		Cendant Corp.	692,048
6,600		Chicago Bridge & Iron Co., N.V.	264,000
5,000	1	CoStar Group, Inc.	230,900
3,300	1	Coinmach Service Corp.	45,210
1,400	1	Concorde Career Colleges, Inc.	28,420
3,600		Cummins, Inc.	301,644
5,400	1	DRS Technologies, Inc.	230,634
35,200		Deutsche Post AG	808,590
2,300		EDO Corp.	73,025
6,400	1	Educate, Inc.	84,736
8,000		Expeditors International Washington, Inc.	447,040
1,300	1	Exponent, Inc.	35,737
8,200		FedEx Corp.	807,618
2,800	1	Forward Air Corp.	125,160
1,100	1	Hexcel Corp.	15,950
9,800	1	Interline Brands, Inc.	172,382
2,249	1	Jet Blue Airways Corp.	52,222
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
3,600	1	Kansas City Southern Industries, Inc.	$63,828
1,505		Kuehne & Nagel International AG	324,268
700		Larsen & Toubro Ltd.	15,813
7,300		Masco Corp.	266,669
6,700	1	NuCo2, Inc.	148,673
8,200		Overnite Corp.	305,368
16,100		Rinker Group Ltd.	134,411
6,700	1,2	Ryanair Holdings PLC, ADR	273,025
2,400		Ryder Systems, Inc.	114,648
800	1	SI International, Inc.	24,608
5,200		Simpson Manufacturing Co., Inc.	181,480
6,700		United Parcel Service, Inc.	572,582
		TOTAL	7,374,711
		Information Technology--15.3%
15,300	1	ATI Technologies, Inc.	296,727
32,600	1	Accenture Ltd.	880,200
9,400	1	Affiliated Computer Services, Inc., Class A	565,786
7,000	1	Altiris, Inc.	248,010
4,700	1	Amdocs Ltd.	123,375
8,000		Autodesk, Inc.	303,600
9,800	1,2	Bankrate, Inc.	135,730
7,200	1	Blackboard Inc.	106,632
1,000	1	Broadcom Corp.	32,280
21,900	1	CSR PLC	163,979
6,400	1	Check Point Software Technologies Ltd.	157,632
2,600	1	Citrix Systems, Inc.	63,778
11,900	1	Cogent, Inc.	392,700
1,800	1	Cognos, Inc.	79,308
10,650	1	Digital Impact, Inc.	15,123
7,200	1,2	eCollege.com	81,792
4,300	1	Filenet Corp.	110,768
2,212	1	Google Inc.	427,137
7,100	1	Homestore.com, Inc.	21,513
3,500	1	Hyperion Solutions Corp.	163,170
2,800	1	InfoSpace.com, Inc.	133,140
7,300	1,2	Infocrossing, Inc.	123,589
4,600	1	Intrado, Inc.	55,660
2,000	1	Iron Mountain, Inc.	60,980
600	1	Jamdat Mobile, Inc.	12,390
12,900	1	Komag, Inc.	242,262
13,400	1	M-Systems Flash Disk Pioneers Ltd.	264,248
26,800	1	MEMC Electronic Materials	355,100
2,700	1	Macromedia, Inc.	84,024
25,200	1,2	Magma Design Automation	316,512
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
1,500	1	MicroStrategy, Inc., Class A	$90,375
14,800		Microsemi Corp.	256,928
5,700		Microsoft Corp.	152,247
6,100	1,2	Mobility Electronics, Inc.	52,338
10,600	1	NAVTEQ Corp.	491,416
19,100	1,2	NIC, Inc.	97,028
1,900	1	Ninetowns Digital World, ADR	20,425
6,700	1	NetIQ Corp.	81,807
10,600	1	Online Resources Corp.	80,772
1,300	1	Portalplayer, Inc.	32,084
8,000	1	PowerDsine Ltd.	109,760
5,600	1	Quest Software, Inc.	89,320
500	1	RADWARE Ltd.	13,065
6,700	1	S1 Corp.	60,702
1,700		SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), ADR	75,157
600	1,2	Salesforce.com Inc.	10,164
3,200	1	Sandisk Corp.	79,904
6,000	1	Sigmatel Inc.	213,180
1,000	1,2	Sonic Solutions	22,440
4,500	1	Supportsoft, Inc.	29,970
6,900	1	TNS, Inc.	150,765
3,300	1	Tata Consultancy Services Ltd.	101,384
2,800	1	Telvent GIT, S.A.	35,700
4,800	1,2	Visual Networks, Inc.	16,704
4,100	1	Xyratex Ltd.	67,568
		TOTAL	8,448,348
		Materials--1.5%
7,000		Arch Coal, Inc.	248,780
2,465		Cemex SA de CV, ADR	89,776
2,500	1	Foundation Coal Holdings, Inc.	57,650
164,000	1	Lee & Man Paper Manufacturing Ltd.	133,982
3,000		Newmont Mining Corp.	133,230
2,100		Peabody Energy Corp.	169,911
		TOTAL	833,329
		Telecommunication Services--1.4%
661		123 Multimedia	33,872
1,700	1	Callwave, Inc.	26,248
2,200	1,2	China Netcom Group Corp. (Hong Kong) Ltd., ADR	58,872
100		PT Telekomunikasi Indonesia, Class CS, ADR	2,102
40,000		Singapore Telecom Ltd.	58,319
57,000		Telia AB	341,379
28,300	1	Time Warner Telecom, Inc.	123,388
3,600	1	Western Wireless Corp., Class A	105,480
2,600	1	Wireless Matrix Corp.	1,259
		TOTAL	750,919
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--1.3%
153,200	1	China Power International Development Ltd.	$56,173
600		Consolidated Water Co.	18,588
62,700		Enel SpA	616,176
12,000	1	National Thermal Power Corp. Ltd.	24,113
		TOTAL	715,050
		TOTAL COMMON STOCKS (IDENTIFIED COST $39,315,581)	47,314,477
		CORPORATE BONDS--0.2%
		Consumer Discretionary--0.2%
$100,000	1,3	Citadel Broadcasting Corp., Conv. Bond, 1.875%, 2/15/2011 (IDENTIFIED COST $100,000)	90,875
		PREFERRED STOCKS--0.3%
		Telecommunication Services--0.3%
3,500		Crown Castle International Corp., Conv. Pfd., $3.13, Annual Dividend (IDENTIFIED COST $160,466)	171,507
		REPURCHASE AGREEMENTS--14.3%
$6,937,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.28%, dated 12/31/2004, to be repurchased at $6,938,318 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 9/25/2034, collateral market value $2,060,003,250	6,937,000
910,000		Interest in $1,000,000,000 joint repurchase agreement with Westdeutsche Landesbank Girozentrale, New York, 2.28%, dated 12/31/2004, to be repurchased at $910,173 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 5/1/2043, collateral market value $1,028,425,899 (held as collateral for securities lending)	910,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	7,847,000
		TOTAL INVESTMENTS--100.7% (IDENTIFIED COST $47,423,047) 4	55,423,859
		OTHER ASSETS AND LIABILITIES - NET--(0.7)%	(363,784)
		TOTAL NET ASSETS--100%	$55,060,075

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. This security, which has been deemed liquid by criteria approved by the Fund's Board of Directors, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2004, this security amounted to $90,875 which represents 0.2% of total net assets.

4 The cost of investments for federal tax purposes amounts to $47,574,552.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in securities	$47,576,859
Investments in repurchase agreements	7,847,000
Total investments in securities, at value including $886,222 of securities loaned (identified cost $47,423,047)		$55,423,859
Receivable for foreign currency exchange contracts		1,078
Income receivable		16,790
Receivable for investments sold		552,843
Receivable for shares sold		64,606
TOTAL ASSETS		56,059,176
Liabilities:
Payable for investments purchased	$20,554
Payable for shares redeemed	6,907
Payable to bank	10,721
Payable for collateral due to broker	910,000
Payable for distribution services fee (Note 5)	7,543
Accrued expenses	43,376
TOTAL LIABILITIES		999,101
Net assets for 4,217,233 shares outstanding		$55,060,075
Net Assets Consist of:
Paid-in capital		$47,140,433
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		8,000,716
Accumulated net realized loss on investments and foreign currency transactions		(22,150)
Accumulated net investment income (loss)		(58,924)
TOTAL NET ASSETS		$55,060,075
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$17,940,035 ÷ 1,372,133 shares outstanding, no par value, unlimited shares authorized		$13.07
Service Shares:
$37,120,040 ÷ 2,845,100 shares outstanding, no par value, unlimited shares authorized		$13.05

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $6,411)			$223,241
Interest (including income on securities loaned of $7,021)			78,722
TOTAL INCOME			301,963
Expenses:
Investment adviser fee (Note 5)		$499,139
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		38,257
Transfer and dividend disbursing agent fees and expenses (Note 5)		29,529
Directors'/Trustees' fees		726
Auditing fees		17,652
Legal fees		6,832
Portfolio accounting fees		70,329
Distribution services fee--Service Shares (Note 5)		61,794
Printing and postage		20,218
Insurance premiums		13,201
Miscellaneous		3,872
TOTAL EXPENSES		951,549
Waivers (Note 5):
Waiver of investment adviser fee	$(327,980)
Waiver of administrative personnel and services fee	(34,650)
TOTAL WAIVERS		(362,630)
Net expenses			588,919
Net investment income (loss)			(286,956)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(29,112)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			6,507,373
Net realized and unrealized gain on investments and foreign currency			6,478,261
Change in net assets resulting from operations			$6,191,305

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(286,956)	$(60,985)
Net realized gain (loss) on investments and foreign currency transactions	(29,112)	70,571
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	6,507,373	1,511,900
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,191,305	1,521,486
Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Primary Shares	(404)	--
Service Shares	(1,151)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,555)	--
Share Transactions:
Proceeds from sale of shares	34,187,245	19,051,683
Net asset value of shares issued to shareholders in payment of distributions declared	1,555	--
Cost of shares redeemed	(5,634,249)	(907,923)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	28,554,551	18,143,760
Change in net assets	34,744,301	19,665,246
Net Assets:
Beginning of period	20,315,774	650,528
End of period	$55,060,075	$20,315,774

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at December 31, 2004, is as follows:

Security	Acquisition Date	Acquisition Cost
Citadel Broadcasting Corp., Conv. Bond, 1.875%, 2/15/2011	2/12/2004	$100,000

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities, including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2004, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$886,222	$910,000

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2004, the Fund had outstanding foreign currency commitments as follows:

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation
C ontracts Sold:
1/3/2005	629,979 Swedish Krona	$ 95,432	$94,799	$ 633
1/4/2005	602,515 Swedish Krona	$ 90,940	$90,667	$ 273
1/5/2005	296,736 Swedish Krona	$ 44,825	$44,653	$ 172
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 1,078

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004		2003
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,001,519	$11,671,070	440,865	$4,558,281
Shares issued to shareholders in payment of distributions declared	35	404	--	--
Shares redeemed	(132,837)	(1,552,360)	(17,209)	(168,394)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	868,717	$10,119,114	423,656	4,389,887

Year Ended December 31	2004		20031
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,922,028	$22,516,175	1,346,431	$14,493,402
Shares issued to shareholders in payment of distributions declared	101	1,151	--	--
Shares redeemed	(355,155)	(4,081,889)	(68,305)	(739,529)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,566,974	$18,435,437	1,278,126	$13,753,873
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,435,691	$28,554,551	1,701,782	$18,143,760

1 Reflects operations for the period from May 1, 2003 (date of initial public investment) to December 31, 2003.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, net investment loss and unrealized capital gain tax.

For the year ended December 31, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Loss
$(236,142)	$228,032	$8,110

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003, was as follows:

	2004	2003
Ordinary income1	$1,348	$0
Long-term capital gains	$ 207	$0

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain	$76,738
Unrealized appreciation	$7,849,211

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2004, the cost of investments for federal tax purposes was $47,574,552. The net unrealized appreciation of investments for federal tax purposes, excluding any unrealized appreciation resulting from changes in foreign currency exchange rates, was $7,849,307. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,525,502 and net unrealized depreciation from investments for those securities having an excess of cost over value of $676,195.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania (FEMCOPA), the Fund's investment adviser (the "Adviser") receives for its services an annual investment adviser fee equal to 1.425%. The adviser may voluntarily choose to waive any portion of its fee. The adviser can modify or terminate this voluntary wavier at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Global Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2004, the Sub-Adviser earned a sub-adviser fee of $329,039.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004 Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $16,890, after voluntary waiver, if applicable.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004 were as follows:

Purchases	$48,121,645
Sales	$23,598,774

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated (Funds) were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (the "Fund") (a Portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. . An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to http://www.federatedinvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and then selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916777
Cusip 313916827

28136 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II

(formerly, Federated Growth Strategies Fund II)

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$18.22		$13.00		$17.65		$23.15		$30.88
Income From Investment Operations:
Net investment income (loss)	--		--		--		(0.03	)1	(0.10)
Net realized and unrealized gain (loss) on investments	2.80		5.22		(4.65)		(5.15)		(5.32)
TOTAL FROM INVESTMENT OPERATIONS	2.80		5.22		(4.65)		(5.18)		(5.42)
Less Distributions:
Distributions from net realized gain on investments	--		--		--		(0.32)		(2.31)
TOTAL DISTRIBUTIONS	--		--		--		(0.32)		(2.31)
Net Asset Value, End of Period	$21.02		$18.22		$13.00		$17.65		$23.15
Total Return2	15.37%		40.15	%3	(26.35)%		(22.38)%		(19.91)%

Ratios to Average Net Assets:
Expenses	1.17	%4	1.23	%4	1.07	%4	0.90%		0.86%
Net investment income (loss)	(0.42)%		(0.72)%		(0.32)%		(0.15)%		(0.39)%
Expense waiver/reimbursement5	0.04%		0.01%		0.01%		0.07%		0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$62,563		$64,269		$53,367		$96,126		$132,351
Portfolio turnover	148%		173%		194%		219%		128%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year, the Fund received payments from the Adviser for certain losses on investments. This increased the total return by 0.07% (Note 7).

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios for the years ended December 31, 2004, 2003, and 2002 are 1.16%, 1.20%, and 1.06%, respectively, after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual	$1,000	$1,099.40	$6.17
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.25	$5.94

1 Expenses are equal to the Fund's annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management's Discussion of Fund Performance

This report covers the Federated Mid Cap Growth Strategies Fund II fiscal year reporting period from January 1, 2004 through December 31, 2004. During this reporting period, the fund produced a total return of 15.37%, based on net asset value (NAV).

MARKET OVERVIEW

The economy was coming off of a strong 2003, as we started our fiscal year. Overall, it was still strong through most of 2004, as even though consumer growth decelerated, industrial production began to pick up. New jobs growth also began to kick in, with big increases posted in April and May 2004.

The most important domestic event of the year was the Presidential election. The closeness of the campaign created additional uncertainty for the market through the middle of the year, which was resolved by a decisive victory by President Bush. 2004 was punctuated by the one of the largest natural disasters in history, when a tsunami devastated coastlines from Southeast Asia to India. The tragedy took a horrendous human toll but appeared to have a nominal impact on the global markets.

The broader market indices were essentially flat for the first half of the year, but rallied smartly in November 2004 and December 2004 to produce near double digit returns for the year. Small stock indexes continued their outperformance with returns approaching 20%. The fund's benchmark, the Russell Mid Cap Growth Index, gained 15.48%.1

FUND PERFORMANCE

With a decent rally in the market in 2004, the Federated Mid Cap Growth Strategies Fund II produced a total return of 15.37%. This return outperformed the 10.71% average return for the fund's peers in the Lipper Multi-Cap Growth Fund category.2

While the fund did broadly add to its cyclical exposure throughout the reporting period, the key was a rotation from consumer related stocks to areas of the market more leveraged to industrial production. For instance, in Consumer Discretionary, we went from overweight to underweight and shifted the emphasis from retail to gaming and lodging, with stocks such Station Casinos, Mandalay Resorts, and Choice Hotels generating strong returns.

Within Industrials, we went from underweight to overweight and benefited from big moves in transportation stocks, such as UTI Worldwide, JB Hunt, and Expeditors International. Information Technology, though a performance lagging sector, was also a meaningful contributor to relative returns thanks to rallies in selected software stocks (Autodesk and McAfee) and semiconductor companies (MEMC and Qualcomm). Apple Computer was the fund's largest contributor, as the stock was up 180% at the end of 2004.

The areas of biggest negative relative performance occurred in the Energy sector, where lack of exposure to the exceptional gains in large benchmark holdings (namely Baker Hughes and EOG Resources) hurt; Healthcare, where disappointments in just a few names (Tenet, Forest Labs, and Watson Pharmaceuticals) accounted for a bulk of the underperformance; and the Financials sector, where the portfolio's stock selection in Banks was positive, but the fund's exposure lagged the big gains in the benchmark holdings.

1 The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

2 Lipper figures represent the average of the total returns reported by all of the funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN FEDERATED MID CAP GROWTH STRATEGIES FUND II

Average Annual Total Returns for the Period Ended 12/31/2004
1 Year	15.37%
5 Years	(5.84)%
Start of Performance (11/9/1995)	10.24%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Mid Cap Growth Strategies Fund II (the "Fund") from November 9, 1995 (start of performance) to December 31, 2004 compared to the Russell 1000 Mid-Cap Growth Index (RUSMD).2

Performance data quoted represents, past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUSMD has been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUSMD is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table

At December 31, 2004, the Fund's sector composition1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	23.5%
Consumer Discretionary	18.3%
Healthcare	16.9%
Industrials	15.0%
Financials	7.2%
Materials	5.7%
Energy	4.2%
Consumer Staples	3.6%
Utilities	3.1%
Telecommunication Services	1.8%
Cash Equivalents2	4.8%
Other Assets and Liabilities--Net3	(4.1)%
TOTAL	100.0%

1 Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor's Global Industry Classification Standard (SPGIC) except that the adviser assigns an index classification securities not classified by the SPGIC and to securities for which the adviser does not have access to the classification made by the SPGIC.

2 Cash Equivalents includes any investments in money market mutual funds and overnight repurchase agreements.

3 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2004

Shares			Value
		COMMON STOCKS--99.3%
		Consumer Discretionary--18.3%
7,400		American Eagle Outfitters, Inc.	$348,540
5,900		Black & Decker Corp.	521,147
9,900		Boyd Gaming Corp.	412,335
12,000		Brunswick Corp.	594,000
9,500		Choice Hotels International, Inc.	551,000
8,400		D.R. Horton, Inc.	338,604
13,000	1,2	Dick's Sporting Goods, Inc.	456,950
5,000		Harrah's Entertainment, Inc.	334,450
23,700		Hilton Hotels Corp.	538,938
3,600		Las Vegas Sand Corp.	172,800
19,200		Limited, Inc.	441,984
8,300		Marriott International, Inc., Class A	522,734
8,400		Neiman-Marcus Group, Inc., Class A	600,936
10,000		Sherwin-Williams Co.	446,300
8,500	1,2	Shuffle Master, Inc.	400,350
11,600		Starwood Hotels & Resorts Worldwide, Inc.	677,440
14,700		Station Casinos, Inc.	803,796
14,900	1	Urban Outfitters, Inc.	661,560
18,900	1	WCI Communities, Inc.	555,660
13,900		Wolverine World Wide, Inc.	436,738
7,500	1	Wynn Resorts Ltd.	501,900
11,600	1,2	XM Satellite Radio Holdings, Inc., Class A	436,392
14,500		Yum! Brands, Inc.	684,110
		TOTAL	11,438,664
		Consumer Staples--3.6%
19,400	1	BJ's Wholesale Club, Inc.	565,122
16,400		Church and Dwight, Inc.	551,368
9,800	1	Constellation Brands, Inc., Class A	455,798
8,300		Reynolds American, Inc.	652,380
		TOTAL	2,224,668
		Energy--4.2%
22,600		Chesapeake Energy Corp.	372,900
4,600		Noble Energy, Inc.	283,636
18,300	1	OMI Corp.	308,355
5,400	1	Smith International, Inc.	293,814
8,900		Suncor Energy, Inc.	315,060
7,400		Teekay Shipping Corp.	311,614
7,900	1	Ultra Petroleum Corp.	380,227
9,400		XTO Energy, Inc.	332,572
		TOTAL	2,598,178
Shares			Value
		COMMON STOCKS--continued
		Financials--7.2%
5,100	1	Affiliated Managers Group	$345,474
13,600	1	Americredit Corp.	332,520
10,600		Bank of Hawaii Corp.	537,844
10,200	1	CB Richard Ellis Services	342,210
6,900		Capital One Financial Corp.	581,049
8,500		City National Corp.	600,525
7,350		Legg Mason, Inc.	538,461
5,100		Moody's Corp.	442,935
6,200		Redwood Trust, Inc.	384,958
7,100		Torchmark Corp.	405,694
		TOTAL	4,511,670
		Healthcare--16.9%
8,100	1	Advanced Neuromodulation Systems, Inc.	319,626
9,300		Bard (C.R.), Inc.	595,014
6,500		Beckman Coulter, Inc.	435,435
4,300		CIGNA Corp.	350,751
10,800	1	Caremark Rx, Inc.	425,844
14,200	1	Covance, Inc.	550,250
11,300	1	Cytyc Corp.	311,541
17,400	1	DaVita, Inc.	687,822
27,000	1,2	Elan Corp. PLC, ADR	735,750
43,100	1	Exelixis, Inc.	409,450
16,400	1	Gilead Sciences, Inc.	573,836
9,400	1	Kinetic Concepts, Inc.	717,220
14,200		Manor Care, Inc.	503,106
6,300	1	PacifiCare Health Systems, Inc.	356,076
12,600	1,2	Patterson Cos., Inc.	546,714
14,300	1	Protein Design Laboratories, Inc.	295,438
3,200		Quest Diagnostic, Inc.	305,760
5,900	1	Renal Care Group, Inc.	212,341
8,700		Schering AG, ADR	645,975
9,200	1	Sepracor, Inc.	546,204
7,500	1	Sierra Health Services, Inc.	413,325
15,400	1	VCA Antech, Inc.	301,840
7,300		Varian Medical Systems, Inc.	315,652
		TOTAL	10,554,970
		Industrials--15.0%
9,100		AMETEK, Inc.	324,597
4,600	1	Alliant Techsystems, Inc.	300,748
8,900	1	American Standard Cos.	367,748
7,400		Cooper Industries Ltd., Class A	502,386
6,900		Corporate Executive Board Co.	461,886
5,400		Cummins, Inc.	452,466
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
9,700		Eaton Corp.	$701,892
7,800		Expeditors International Washington, Inc.	435,864
16,800		Hunt (J.B.) Transportation Services, Inc.	753,480
14,700		Joy Global, Inc.	638,421
8,400		L-3 Communications Holdings, Inc.	615,216
15,700		Masco Corp.	573,521
15,000		Pentair, Inc.	653,400
7,200		Precision Castparts Corp.	472,896
10,700		Rockwell Automation, Inc.	530,185
10,000		Rockwell Collins	394,400
8,900		UTI Worldwide, Inc.	605,378
9,600	1	Wabash National Corp.	258,528
6,700	1	Yellow Roadway Corp.	373,257
		TOTAL	9,416,269
		Information Technology--23.5%
74,500	2	ARM Holdings PLC, ADR	459,665
27,900	1	ASM Lithography Holding NV	443,889
11,800		Acxiom Corp.	310,340
5,700	1	Affiliated Computer Services, Inc., Class A	343,083
23,500	1	Altera Corp.	486,450
20,100	1	Amdocs Ltd.	527,625
10,100	1	Anixter International, Inc.	363,499
11,700	1	Apple Computer, Inc.	753,480
17,600		Autodesk, Inc.	667,920
14,600	1	Cognizant Technology Solutions Corp.	618,018
18,600	1	Cymer, Inc.	549,444
11,600		Harris Corp.	716,764
21,700	1	Jabil Circuit, Inc.	555,086
19,500	1	Juniper Networks, Inc.	530,205
13,600	1	KLA-Tencor Corp.	633,488
21,200	1	Lam Research Corp.	612,892
60,000	1	MEMC Electronic Materials	795,000
6,900		Maxim Integrated Products, Inc.	292,491
26,300	1	McAfee, Inc.	760,859
9,300		Plantronics, Inc.	385,671
7,300		Qualcomm, Inc.	309,520
27,900	1	RSA Security, Inc.	559,674
11,900		SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), ADR	526,099
28,200	1	Symantec Corp.	726,432
9,500		Tektronix, Inc.	286,995
17,900	1	Veritas Software Corp.	511,045
13,500	1	Yahoo, Inc.	508,680
8,600	1	Zebra Technologies Corp., Class A	484,008
		TOTAL	14,718,322
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Materials--5.7%
30,300	1	AK Steel Holding Corp.	$438,441
14,300		Agrium, Inc.	240,955
7,100		CONSOL Energy, Inc.	291,455
4,900	1	Cleveland Cliffs, Inc.	508,914
14,700		Ecolab, Inc.	516,411
10,400		Monsanto Co.	577,720
6,300		Nova Chemicals Corp.	297,990
4,900		Peabody Energy Corp.	396,459
3,600		Potash Corporation of Saskatchewan, Inc.	299,016
		TOTAL	3,567,361
		Telecommunication Services--1.8%
34,300	1	American Tower Systems Corp.	631,120
10,100	1	NII Holdings, Inc.	479,245
		TOTAL	1,110,365
		Utilities--3.1%
41,700	1	AES Corp.	570,039
15,700		Edison International	502,871
10,500		Pinnacle West Capital Corp.	466,305
40,500	1	Sierra Pacific Resources	425,250
		TOTAL	1,964,465
		TOTAL COMMON STOCKS (IDENTIFIED COST $49,305,590)	62,104,932
		REPURCHASE AGREEMENTS--4.8%
$1,074,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.28%, dated 12/31/2004 to be repurchased at $1,074,204 on 1/3/2005, collateralized by US Government Agency Obligations with various maturities to 9/25/2034, collateral market value $2,060,003,250	1,074,000
1,952,900		Interest in $1,000,000,000 joint repurchase agreement with Westduetsche Landesbank LLC, 2.28%, dated 12/31/2004 to be repurchased at $1,952,371 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 5/1/2043, collateral market value $1,028,425,899 (held as collateral for securities lending)	1,952,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	3,026,000
		TOTAL INVESTMENTS--104.1% (IDENTIFIED COST $52,331,590)3	65,130,932
		OTHER ASSET AND LIABILITIES - NET--(4.1)%	(2,568,262)
		TOTAL NET ASSETS--100%	$62,562,670

1 Non-income producing security.

2 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $52,363,962.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Total investments in securities, at value, including $1,889,001 of securities loaned (identified cost $52,331,590)		$65,130,932
Cash		182,126
Income receivable		70,681
Receivable for investments sold		1,137,757
TOTAL ASSETS		66,521,496
Liabilities:
Payable for investments purchased	$1,987,001
Payable for shares redeemed	12,410
Payable for collateral due to broker	1,952,000
Accrued expenses	7,415
TOTAL LIABILITIES		3,958,826
Net assets for 2,976,391 shares outstanding		$62,562,670
Net Assets Consist of:
Paid-in capital		$66,733,610
Net unrealized appreciation of investments		12,799,342
Accumulated net realized loss on investments		(16,970,282)
TOTAL NET ASSETS		$62,562,670
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$62,562,670 ÷ 2,976,391 shares outstanding, no par value, unlimited shares authorized		$21.02

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Dividends (net of foreign taxes withheld of $2,722)			$428,520
Interest (including income on securities loaned of $9,129)			27,605
TOTAL INCOME			456,125
Expenses:
Investment adviser fee (Note 5)		$462,888
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		9,492
Transfer and dividend disbursing agent fees and expenses (Note 5)		12,324
Directors'/Trustees' fees		1,183
Auditing fees		16,727
Legal fees		4,534
Portfolio accounting fees		44,223
Share registration costs		215
Printing and postage		28,894
Insurance premiums		13,523
Miscellaneous		350
TOTAL EXPENSES		744,353
Waiver and Expense Reduction (Note 5):
Waiver of administrative personnel and services fee	$(24,384)
Fees paid indirectly for directed brokerage arrangements	(5,527)
TOTAL WAIVER AND EXPENSE REDUCTION		(29,911)
Net expenses			714,442
Net investment income (loss)			(258,317)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			10,865,814
Net change in unrealized appreciation of investments			(1,940,793)
Net realized and unrealized gain on investments			8,925,021
Change in net assets resulting from operations			$8,666,704

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(258,317)	$(405,025)
Net realized gain on investments	10,865,814	5,957,263
Net increase due to reimbursements from adviser for certain losses on investments (Note 7)	--	23,490
Net change in unrealized appreciation/depreciation of investments	(1,940,793)	13,548,840
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,666,704	19,124,568
Share Transactions:
Proceeds from sale of shares	2,280,603	2,760,215
Cost of shares redeemed	(12,653,312)	(10,983,511)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(10,372,709)	(8,223,296)
Change in net assets	(1,706,005)	10,901,272
Net Assets:
Beginning of period	64,268,675	53,367,403
End of period	$62,562,670	$64,268,675

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Mid Cap Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed income, listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities, including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2004, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,889,001	$1,952,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004	2003
Shares sold	121,405	179,619
Shares redeemed	(673,164)	(756,742)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(551,759)	(577,123)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss and foreign currency transactions.

For the year ended December 31, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Losses
$(258,335)	$258,317	$18

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$12,766,970
Capital loss carryforward	$16,937,912

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the tax deferral of losses from wash sales.

At December 31, 2004, the cost of investments for federal tax purposes was $52,363,962. The net unrealized appreciation of investments for federal tax purposes was $12,766,970. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,036,188 and net unrealized depreciation from investments for those securities having an excess of cost over value of $269,218.

At December 31, 2004, the Fund had a capital loss carryforward of $16,937,912 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 2,931,362
2010	$14,006,550

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser") receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $7,234, after voluntary waiver, if applicable.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2004, the Fund's expenses were reduced by $5,527 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$89,758,256
Sales	$99,256,457

7. OTHER

For the year ended December 31, 2003, the Fund's Adviser made a voluntary contribution to the Fund of $23,490 for losses on investments inadvertently sold by the Fund.

8. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments with in a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED MID CAP GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mid Cap Growth Strategies Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to http://www.federatedinvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and then selecting the link to "sec.gov" to access the link to Form N-Q. You must register on the website the first time you wish to access this information.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916702

G00433-07 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004		2003		2002		2001		2000
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations:
Net investment income	0.008		0.007		0.014		0.037		0.058
Net realized gain (loss) on investments	0.000	1	0.000	1	0.000	1	0.000	1	(0.000	)1
TOTAL FROM INVESTMENT OPERATIONS	0.008		0.007		0.014		0.037		0.058
Less Distributions:
Distributions from net investment income	(0.008)		(0.007)		(0.014)		(0.037)		(0.058)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return2	0.82%		0.69%		1.41%		3.75%		5.95%

Ratios to Average Net Assets:
Expenses	0.65%		0.65%		0.64%		0.66%		0.67%
Net investment income	0.79%		0.70%		1.40%		3.54%		5.75%
Expense waiver/reimbursement3	0.15%		0.02%		--		--		0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$83,660		$106,007		$177,945		$214,311		$157,028

1 Represents less than $0.001.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual	$1,000	$1,005.60	$3.28
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.87	$3.30

1 Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Portfolio of Investments Summary Tables

At December 31, 2004, the Fund's portfolio composition1 was as follows:

Percentage of Total Investments2
Commercial Paper & Notes	44.7%
Variable Rate Demand Instruments	48.1%
Repurchase Agreements	7.2%
Bank Instruments	0.0%
TOTAL	100.0%

At December 31, 2004, the Fund's credit-quality ratings composition3 was as follows:

S&P Short-Term Ratings as Percentage of Total Investments3		Moody's Short-Term Ratings as Percentage of Total Investments3
A-1+	54.9%	Prime-1	91.5%
A-1	25.8%	Prime-2	6.1%
A-2	9.7%
Not Rated by S&P	9.6%	Not Rated by Moody's	2.4%
TOTAL	100.0%	TOTAL	100.0%

At December 31, 2004, the Fund's effective maturity4 schedule was as follows:

Securities With an Effective Maturity of:	Percentage of Total Investments	2
1-7 Days	48.1%	5
8-30 Days	18.9%
31-90 Days	22.9%
91-180 Days	10.1%
181 Days or more	0.0%
TOTAL	100.0%

1 Commercial paper and notes includes any fixed-rate security that is not a bank instrument. A variable rate instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements, and bank instruments.

2 Percentages are based on total investments, which may differ from the Fund's total net assets used in computing the percentages in the Portfolio of Investments which follows.

3 These tables depict the short-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's and Moody's Investors Service, each of which is a nationally recognized statistical rating organization (NRSRO). Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the description of credit-quality ratings in the Fund's Statement of Additional Information.

Of the portfolio's total investments, 2.4% do not have short-term ratings by either of these NRSROs.

4 Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.

5 Overnight securities comprised 7.2% of the Fund's portfolio.

Portfolio of Investments

December 31, 2004

Principal Amount			Value
		ASSET-BACKED SECURITIES--2.8%
		Finance - Automotive--0.5%
$128,427		Capital One Prime Auto Receivables Trust 2004-2, Class A1, 1.687%, 7/15/2005	$128,427
165,639	1	DaimlerChrysler Auto Trust 2004-B, Class A1, 1.720%, 8/8/2005	165,639
91,712		USAA Auto Owner Trust 2004-2, Class A1, 1.660%, 7/15/2005	91,712
		TOTAL	385,778
		Finance - Equipment--2.3%
1,945,055		CNH Equipment Trust 2004-A, Class A1, 2.009%, 10/14/2005	1,945,055
		TOTAL ASSET-BACKED SECURITIES	2,330,833
		COLLATERALIZED LOAN AGREEMENTS--10.8%
		Banking--3.6%
3,000,000		Greenwich Capital Markets, Inc., 2.437%, 1/3/2005	3,000,000
		Brokerage--7.2%
2,000,000		Bear Stearns & Co., Inc., 2.462%, 1/3/2005	2,000,000
2,000,000		Lehman Brothers Holdings, Inc., 2.462%, 1/3/2005	2,000,000
2,000,000		Merrill Lynch & Co., Inc., 2.462%, 1/3/2005	2,000,000
		TOTAL	6,000,000
		TOTAL COLLATERALIZED LOAN AGREEMENTS	9,000,000
		COMMERCIAL PAPER--22.1%2
		Banking--10.7%
1,000,000		Bank of America Corp., 2.140%, 4/6/2005	994,353
4,000,000	1	Bavaria TRR Corp., (Bayerische Hypotheken-und Vereinsbank AG Swap Agreement), 2.350% - 2.380%, 1/5/2005 - 1/28/2005	3,997,430
1,000,000	1	Fountain Square Commercial Funding Corp., 2.470%, 3/28/2005	994,099
2,000,000		KBC Financial Products International Ltd., (KBC Bank N.V. GTD), 1.850%, 2/8/2005	1,996,094
1,000,000	1	Picaros Funding LLC, (KBC Bank N.V. GTD), 2.130%, 4/4/2005	994,498
		TOTAL	8,976,474
		Conglomerate--1.0%
800,000		Textron Financial Corp., (Textron Inc. Support Agreement), 2.240%, 1/10/2005	799,552
		Finance - Automotive--5.1%
800,000		DaimlerChrysler North America Holding Corp., 2.480%, 3/8/2005	796,363
2,000,000		FCAR Auto Loan Trust, (Series A1+/P1), 2.000%, 3/2/2005	1,993,333
1,500,000		New Center Asset Trust, (Series A1/P1), 2.030%, 3/7/2005	1,494,502
		TOTAL	4,284,198
		Finance - Commercial--2.4%
1,000,000		CIT Group, Inc., 2.100%, 3/15/2005	995,742
1,000,000		General Electric Capital Corp., 1.990%, 3/9/2005	996,296
		TOTAL	1,992,038
		Food & Beverage--1.0%
800,000	1	General Mills, Inc., 2.470%, 2/16/2005	797,475
		Machinery, Equipment, Auto--1.0%
870,000		John Deere Capital Corp., (Deere & Co. Support Agreement), 2.100% - 2.150%, 1/14/2005 - 1/19/2005	869,214
Principal Amount			Value
		COMMERCIAL PAPER--continued2
		Retail--0.9%
$800,000	1	May Department Stores Co., 2.440%, 1/10/2005	$799,512
		TOTAL COMMERCIAL PAPER	18,518,463
		CORPORATE BONDS--1.2%
		Finance - Retail--1.2%
1,000,000		Countrywide Home Loans, Inc., 2.140%, 1/18/2005	1,000,030
		CORPORATE NOTES--3.6%
		Brokerage--1.2%
1,000,000		Goldman Sachs & Co., 2.060%, 3/10/2005	1,000,000
		Finance - Securities--1.2%
1,000,000	1	K2 (USA) LLC, (K2 Corp. GTD), 1.310%, 2/28/2005	999,984
		Pharmaceuticals & Healthcare--1.2%
1,000,000	1	Merck & Co., Inc., 4.484%, 2/22/2005	1,004,524
		TOTAL CORPORATE NOTES	3,004,508
		GOVERNMENT AGENCIES--1.7%
		Government Agency--1.7%
1,450,000		Federal Home Loan Bank System, 1.360% - 1.500%, 4/1/2005 - 5/4/2005	1,450,000
		LOAN PARTICIPATION--2.4%
		Chemicals--2.4%
2,000,000		DuPont Teijin Films U.K. Ltd., (Du Pont (E.I.) de Nemours & Co. GTD), 2.550%, 3/31/2005	2,000,000
		NOTES - VARIABLE--48.0%3
		Banking--30.1%
3,000,000	1	Blue Heron Funding V-A Ltd., Class A-2, (WestLB AG GTD), 2.448%, 1/26/2005	3,000,000
3,000,000		HBOS Treasury Services PLC, 2.550%, 3/24/2005	3,000,000
4,045,000		Home City Ice Co. & H.C. Transport (Series 2000), (U.S. Bank, N.A. LOC), 2.450%, 1/6/2005	4,045,000
2,000,000		Kansas City, MO Tax Increment Financing Commission, President Hotel, (Insured by MBIA Insurance Corp.), 2.470%, 1/6/2005	2,000,000
1,550,000		Lancaster, PA IDA, Snavely's Mill, Inc. (Series 2003 - B), (Fulton Bank LOC), 2.540% 1/6/2005	1,550,000
3,875,000		North Shore Business Development LLC (Series 2004), (Columbus Bank and Trust Co., GA LOC), 2.660%, 1/6/2005	3,875,000
2,575,000		Prospects Aggregates, Inc. (Series 2004), (Fulton Bank LOC), 2.540%, 1/6/2005	2,575,000
150,000		Roby Co. Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 2.610%, 1/6/2005	150,000
5,000,000		Societe Generale, Paris, 2.338%, 1/17/2005	4,999,767
		TOTAL	25,194,767
		Brokerage--2.4%
2,000,000		Morgan Stanley, 2.365%, 1/3/2005	2,000,000
		Finance - Commercial--4.8%
2,000,000	1	Compass Securitization LLC, 2.300%, 1/8/2005	1,999,917
2,000,000		GE Capital Assurance Co., (General Electric Capital Corp. GTD), 2.325%, 2/9/2005	2,000,000
		TOTAL	3,999,917
		Finance - Retail--1.2%
1,000,000	1	Paradigm Funding LLC, 2.291%, 1/5/2005	1,000,000
Principal Amount			Value
		NOTES VARIABLE--continued3
		Finance - Securities--6.0%
$3,000,000	1	K2 (USA) LLC, (K2 Corp. GTD), 2.340%, 1/3/2005	$3,000,330
2,000,000	1	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 2.370%, 1/31/2005	1,999,623
		TOTAL	4,999,953
		Insurance--3.5%
1,000,000		Jackson National Life Insurance Co., 2.503%, 1/24/2005	1,000,000
2,000,000	1	Pacific Life Global Funding, 2.321%, 1/4/2005	2,000,107
		TOTAL	3,000,107
		TOTAL NOTES - VARIABLE	40,194,744
		REPURCHASE AGREEMENT--7.2%
5,993,000		Interest in $1,900,000,000 joint repurchase agreement with Countrywide Securities Corp., 2.280%, dated 12/31/2004 to be repurchased at $5,994,139 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 8/25/2044, collateral market value $1,948,917,465	5,993,000
		TOTAL INVESTMENTS--99.8% (AT AMORTIZED COST)4	83,491,578
		OTHER ASSETS AND LIABILITIES - NET--0.2%	168,519
		TOTAL NET ASSETS--100%	$83,660,097

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2004, these securities amounted to $22,753,138 which represents 27.2% of total net assets.

2 Each issue shows the rate of discount at the time of purchase.

3 Floating rate note with current rate and next reset date shown.

4 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
IDA	--Industrial Development Authority
LOC	--Letter of Credit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Total investments in securities, at amortized cost and value		$83,491,578
Income receivable		145,985
Receivable for shares sold		74,325
TOTAL ASSETS		83,711,888
Liabilities:
Payable for shares redeemed	$21,880
Payable to bank	6,745
Payable for custodian fees	4,785
Payable for transfer and dividend disbursing agent fees and expenses	8,726
Payable for Directors'/Trustees' fees	146
Payable for printing and postage	6,879
Accrued expenses	2,630
TOTAL LIABILITIES		51,791
Net assets for 83,888,560 shares outstanding		$83,660,097
Net Assets Consist of:
Paid-in capital		$83,888,152
Accumulated net realized loss on investments		(228,577)
Undistributed net investment income		522
TOTAL NET ASSETS		$83,660,097
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$83,660,097 ÷ 83,888,560 shares outstanding, no par value, unlimited shares authorized		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Interest			$1,449,225
Expenses:
Investment adviser fee (Note 5)		$502,032
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		34,740
Transfer and dividend disbursing agent fees and expenses (Note 5)		16,707
Directors'/Trustees' fees		1,492
Auditing fees		14,644
Legal fees		5,199
Portfolio accounting fees		44,793
Printing and postage		19,014
Insurance premiums		14,587
Miscellaneous		1,352
TOTAL EXPENSES		804,560
Waivers (Note 5):
Waiver of investment adviser fee	$(123,001)
Waiver of administrative personnel and services fee	(23,997)
TOTAL WAIVERS		(146,998)
Net expenses			657,562
Net investment income			791,663
Net realized gain on investments			3,119
Change in net assets resulting from operations			$794,782

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$791,663	$1,050,783
Net realized gain on investments	3,119	1,185
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	794,782	1,051,968
Distributions to Shareholders:
Distributions from net investment income	(791,141)	(1,051,191)
Share Transactions:
Proceeds from sale of shares	149,778,144	481,386,349
Net asset value of shares issued to shareholders in payment of distributions declared	791,077	1,051,150
Cost of shares redeemed	(172,919,348)	(554,376,768)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(22,350,127)	(71,939,269)
Change in net assets	(22,346,486)	(71,938,492)
Net Assets:
Beginning of period	106,006,583	177,945,075
End of period (including undistributed net investment income of $522 and $0, respectively)	$83,660,097	$106,006,583

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004	2003
Shares sold	149,778,144	481,386,349
Shares issued to shareholders in payment of distributions declared	791,077	1,051,150
Shares redeemed	(172,919,348)	(554,376,768)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(22,350,127)	(71,939,269)

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003 was as follows:

	2004	2003
Ordinary income	$791,141	$1,051,191

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$522
Capital loss carryforward	$228,577

At December 31, 2004, the Fund had a capital loss carryforward of $228,577 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $8,584, after voluntary waiver, if applicable.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisers, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to www.federatedinvestors.com; select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and selecting link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916504

G00842-01 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2004

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.84	$11.71	$11.27	$10.72	$ 9.80
Income From Investment Operations:
Net investment income	0.42	1	0.47	1	0.56	1	0.39	0.26
Net realized and unrealized gain on investments	0.01	0.06	0.43	0.46	0.76
TOTAL FROM INVESTMENT OPERATIONS	0.43	0.53	0.99	0.85	1.02
Less Distributions:
Distributions from net investment income	(0.49)	(0.40)	(0.40)	(0.27)	(0.10)
Distributions from net realized gain on investments	(0.11)	--	(0.15)	(0.03)	--
TOTAL DISTRIBUTIONS	(0.60)	(0.40)	(0.55)	(0.30)	(0.10)
Net Asset Value, End of Period	$11.67	$11.84	$11.71	$11.27	$10.72
Total Return2	3.62%	4.65%	9.31%	8.01%	10.45%

Ratios to Average Net Assets:
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.56%	3.98%	5.01%	5.64%	6.57%
Expense waiver/reimbursement3	0.27%	0.26%	0.28%	0.30%	0.57%
Supplemental Data:
Net assets, end of period (000 omitted)	$518,023	$575,848	$544,018	$287,686	$119,783
Portfolio turnover	41%	87%	101%	106%	65%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2004	2003	2002	1
Net Asset Value, Beginning of Period	$11.82	$11.71	$10.85
Income From Investment Operations:
Net investment income	0.38	2	0.42	2	0.35	2
Net realized and unrealized gain on investments	0.01	0.08	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.39	0.50	0.86
Less Distributions:
Distributions from net investment income	(0.47)	(0.39)	--
Distributions from net realized gain on investments	(0.11)	--	--
TOTAL DISTRIBUTIONS	(0.58)	(0.39)	--
Net Asset Value, End of Period	$11.63	$11.82	$11.71
Total Return3	3.32%	4.44%	7.93%

Ratios to Average Net Assets:
Expenses	0.95%	0.95%	0.95	%4
Net investment income	3.31%	3.60%	4.65	%4
Expense waiver/reimbursement5	0.02%	0.01%	0.03	%4
Supplemental Data:
Net assets, end of period (000 omitted)	$64,698	$44,837	$7,590
Portfolio turnover	41%	87%	101%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period1
Actual:
Primary Shares	$1,000	$1,036.40	$3.58
Service Shares	$1,000	$1,034.70	$4.86
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.62	$3.56
Service Shares	$1,000	$1,020.36	$4.82

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios are as follows:

Primary Shares	0.70%
Service Shares	0.95%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 3.62% for Primary Shares and 3.32% for Service Shares. By comparison, during the same 12-month period, the total return of the Lehman Brothers U.S. Credit Index (LBCI)1 was 5.24% and the total return of the Lehman Brothers U.S. Government/Credit Index (LBGCI)2 was 4.19%. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBCI and the LBGCI.

The fund's investment strategy focused on: (a) the effective duration of its portfolio; (b) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities); (c) the allocation of portfolio among securities of similar issuers (referred to as "sectors"); (d) the credit ratings of portfolio securities (which indicates the risk that securities will default); and (e) the selection of individual securities. These were the most significant factors affecting the fund's performance during the 12-month reporting period.

MARKET OVERVIEW

The bond market did surprisingly well in 2004 in the midst of the Federal Reserve's program to gradually tighten monetary policy. The Federal Open Market Committee raised the Federal Funds Target Rate five times last year by 25 basis points, bringing the widely-followed rate to 2.25% at year-end. Interest rates, for the most part, were mixed. For example, short-term interest rates were up 130-160 basis points while long-term interest rates were down 3-25 basis points. A decline in the price of oil toward year-end helped the stock and bond markets to recover as energy costs had been lifting consumer and producer inflation during the earlier part of the year. Job growth, although showing mild improvement over the 12-month reporting period, was not so strong as to negatively impact bond market returns. (Strong employment growth tends to concern bond investors as it usually precedes a pickup in inflation.) Additionally, corporate profitability and declining default rates on corporate bonds caused corporate bonds to have solid performance relative to other sectors of the fixed-income market. Within the corporate sector, lower-credit quality bonds tended to outperform higher-credit quality bonds during the reporting period as improving economic conditions tend to improve the credit prospects for issuers of lower-credit quality bonds. One final notable marketplace development was a well-publicized bidding scandal in the insurance industry, which negatively affected the value of bonds issued by many insurance companies.

DURATION3

At the end of the reporting period, the fund's dollar-weighted average effective duration was 3.8 years, which is at the shorter end of the Fund's three- to seven-year portfolio duration range. This duration positioning contributed to fund performance in the previous year's interest rate environment.

MATURITY AND YIELD CURVE

The fund held securities with very short maturities (including cash equivalents) and long maturities, while relatively avoiding securities with short to intermediate maturities (referred to as a "barbelled maturity approach"). This strategy was used in anticipation of a greater interest rate increase for short to intermediate rates than for very short or very long rates. The fund's barbelled maturity structure significantly helped performance in that the longest maturities rose in price over the year (a fund overweight) while the short to intermediate maturities fell in price (a fund underweight).

SECTOR ALLOCATION AND CREDIT QUALITY

At the end of the reporting period, corporate bonds totaled 81% of the portfolio. This contributed to fund performance since corporate bonds performed well relative to other fixed-income sectors. Also contributing to fund performance was the fund's increased allocation to BBB-rated corporate bonds (i.e., investment-grade bonds of lower credit quality).

SECURITY SELECTION

Individual security selection both contributed to and detracted from fund performance. Our positions in Valero, Daimler Chrysler, Kellogg's, Sprint, Raytheon, Capital One, Pemex, Weyerhauser, and a few asset-backed securities, contributed to performance. Additionally, performance was helped due to our timely sale of several insurance company bonds (Marsh & McLennan, Travelers/St. Paul, Principal Financial Group, Prudential Financial, AXA and Allstate). By comparison, our holdings in General Motors/GMAC, Cox Communications, Deluxe Corp. (the check printing company) and Delta Airlines detracted from fund performance during the reporting period.

1 Lehman Brothers U.S. Credit Bond Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

2 Lehman Brothers Government/Credit Index is comprised of approximately 5,000 issues which include: nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, nonconvertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - PRIMARY SHARES

Average Annual Total Returns for the Period Ended 12/31/2004
1 Year	3.62%
5 Years	7.17%
Start of Performance (4/28/1999)	5.91%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (Primary Shares) (the "Fund") from April 28, 1999 (start of performance) to December 31, 2004, compared to the to the Lehman Brothers U.S. Credit Index/Lehman Brothers U.S. Government/Credit Index (LBCI/LBGCI),2 the Lehman Brothers U.S. Credit Index (LBCI),2 and the Lehman Brothers U.S. Government/Credit Index (LBGCI).2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCI/LBGCI, LBCI, and LBGCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCI/LBGCI, LBCI, and LBGCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LBCI is comprised of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Services or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. The LBGCI is comprised of approximately 5,000 issues which include: nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, nonconvertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The indexes are unmanaged and unlike the Fund are not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2004
1 Year	3.32%
Start of Performance (4/30/2002)	5.87%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2004, compared to the to the Lehman Brothers U.S. Credit Index/Lehman Brothers U.S. Government/Credit Index (LBCI/LBGCI),2 the Lehman Brothers U.S. Credit Index (LBCI),2 and the Lehman Brothers U.S. Government/Credit Index (LBGCI).2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCI/LBGCI, LBCI, and LBGCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCI/LBGCI, LBCI, and LBGCI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBCI is comprised of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Services or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The LBGCI is comprised of approximately 5,000 issues which include: nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date. The indexes are unmanaged and unlike the Fund are not affected by cash flows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Tables

At December 31, 2004, the Fund's credit quality ratings composition1 was as follows:

S&P Long-Term Ratings as Percentage of Total Net Assets		Moody's Long-Term Ratings as Percentage of Total Net Assets
AAA	5.1%	Aaa	5.1%
AA	1.6%	Aa	5.4%
A	26.3%	A	25.1%
BBB	47.7%	Baa	45.6%
BB	2.5%	Ba	2.2%
Not Rated by S&P	0.2%	Not Rated by Moody's	0.0%
Cash Equivalents2	15.4%	Cash Equivalents2	15.4%
Other Securities3	0.1%	Other Securities3	0.1%
Other Assets and Liabilities--Net4	1.1%	Other Assets and Liabilities--Net4	1.1%
TOTAL	100.0%	TOTAL	100.0%

At December 31, 2004, the Fund's portfolio composition5 was as follows:

Percentage of Total Net Assets
Corporate Bonds	80.9%
Cash Equivalents2	15.4%
U.S. Mortgage-Backed Securities6	1.3%
Asset-Backed Securities	1.1%
Municipals	0.1%
Other Securities3	0.1%
Other Assets and Liabilities--Net4	1.1%
TOTAL	100.0%

1 These tables depict the long-term credit quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rating category. Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payments and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings as assigned only by the NRSRO identified in each table.

2 Cash equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Other Securities consists of preferred stock that does not qualify for credit ratings from an NRSRO.

4 See Statement of Assets and Liabilities.

5 This table depicts the Fund's portfolio composition by security type. Unless otherwise noted, these security types correspond with the security types listed in the Portfolio of Investments which follows.

6 For purposes of this table, mortgage-backed securities include mortgage-backed securities guaranteed by government-sponsored entities.

Portfolio of Investments

December 31, 2004

Principal Amount			Value
		ASSET-BACKED SECURITIES--1.1%
		Credit Card--0.3%
$1,250,000		MBNA Master Credit Card Trust 2000-A, Class A, 7.35%, 7/16/2007	$1,257,338
450,000		Prime Credit Card Master Trust 2000-1, Class A, 6.70%, 10/15/2009	464,243
		TOTAL	1,721,581
		Home Equity Loan--0.8%
2,561,025		Residential Asset Mortgage Products, Inc. 2003-RS11, Class AIIB, 2.747%, 12/25/2033	2,571,397
2,220,750		Residential Asset Securities Corp. 2003-KS11, Class AIIB, 2.717%, 1/25/2034	2,220,783
		TOTAL	4,792,180
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $6,481,139)	6,513,761
		COLLATERALIZED MORTGAGE OBLIGATIONS--1.3%
		Federal National Mortgage Association--1.3%
7,303,465		Federal National Mortgage Association REMIC 2002-52 FG, 2.917%, 9/25/2032 (IDENTIFIED COST $7,298,900)	7,328,516
		CORPORATE BONDS--80.9%
		Basic Industry - Chemicals--0.2%
1,300,000		Praxair, Inc., 3.95%, 6/1/2013	1,243,580
		Basic Industry - Metals & Mining--1.9%
1,300,000		BHP Finance (USA), Inc., 4.80%, 4/15/2013	1,317,836
1,570,000		BHP Finance (USA), Inc., Unsecd. Note, 6.69%, 3/1/2006	1,632,643
2,137,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	2,311,230
2,000,000		Inco Ltd., 5.70%, 10/15/2015	2,087,396
1,250,000		Noranda, Inc., 6.00%, 10/15/2015	1,311,390
2,300,000		Thiokol Corp., Sr. Note, 6.625%, 3/1/2008	2,485,058
		TOTAL	11,145,553
		Basic Industry - Paper--2.0%
1,300,000		International Paper Co., 4.25%, 1/15/2009	1,306,812
3,610,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	4,318,849
500,000		Westvaco Corp., 7.65%, 3/15/2027	586,570
2,000,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	2,323,860
1,570,000		Weyerhaeuser Co., Note, 5.50%, 3/15/2005	1,578,321
1,500,000		Weyerhaeuser Co., Note, 6.75%, 3/15/2012	1,690,740
		TOTAL	11,805,152
		Capital Goods - Aerospace & Defense--1.3%
750,000		Boeing Capital Corp., 5.65%, 5/15/2006	773,962
1,000,000		Boeing Co., Note, 5.125%, 2/15/2013	1,036,000
1,200,000		Raytheon Co., Deb., 7.20%, 8/15/2027	1,424,486
584,000		Raytheon Co., Note, 6.75%, 8/15/2007	629,525
2,000,000		Raytheon Co., Unsecd. Note, 5.375%, 4/1/2013	2,086,988
1,800,000		Rockwell Collins, Unsecd. Note, 4.75%, 12/1/2013	1,802,646
		TOTAL	7,753,607
		Capital Goods - Building Materials--0.9%
1,430,000		CRH America, Inc., 5.30%, 10/15/2013	1,475,545
3,700,000		Masco Corp., Note, 5.875%, 7/15/2012	3,992,596
		TOTAL	5,468,141
Principal Amount			Value
		CORPORATE BONDS--continued
		Capital Goods - Diversified Manufacturing--2.5%
$2,140,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	$2,584,050
1,600,000		Emerson Electric Co., 4.50%, 5/1/2013	1,590,288
2,300,000	1	Hutchison Whampoa Ltd., 6.50%, 2/13/2013	2,478,595
2,750,000		Kennametal, Inc., 7.20%, 6/15/2012	3,041,445
3,000,000		Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	3,098,370
2,000,000		Tyco International Group, Note, 5.80%, 8/1/2006	2,074,280
		TOTAL	14,867,028
		Capital Goods - Environmental--1.8%
3,000,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	3,382,080
4,000,000		Waste Management Inc., Note, 7.00%, 10/15/2006	4,238,440
2,575,000		Waste Management Inc., Sr. Note, 7.125%, 10/1/2007	2,797,635
		TOTAL	10,418,155
		Communications - Media & Cable--3.0%
2,000,000		Comcast Corp., 6.375%, 1/30/2006	2,065,140
800,000		Comcast Corp., 7.05%, 3/15/2033	919,128
1,125,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	1,199,756
1,590,000	1	Cox Communications, Inc., 4.625%, 1/15/2010	1,588,095
1,800,000	1	Cox Communications, Inc., 5.45%, 12/15/2014	1,803,355
2,000,000		Cox Communications, Inc., 7.125%, 10/1/2012	2,245,106
2,000,000		Cox Communications, Inc., 7.75%, 8/15/2006	2,128,176
1,700,000		Grupo Televisa S.A., Note, 8.00%, 9/13/2011	1,976,250
2,650,000		Lenfest Communications, Inc., Sr. Note, 8.375%, 11/1/2005	2,771,238
940,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	1,035,081
		TOTAL	17,731,325
		Communications - Media Noncable--3.5%
2,000,000		British Sky Broadcasting Group PLC, 8.20%, 7/15/2009	2,314,044
2,000,000		British Sky Broadcasting Group PLC, Unsecd. Note, 7.30%, 10/15/2006	2,125,500
2,000,000		Clear Channel Communications, Inc., 3.125%, 2/1/2007	1,970,994
2,000,000		Clear Channel Communications, Inc., 6.00%, 11/1/2006	2,080,612
2,000,000		News America Holdings, Inc., Note, 8.15%, 10/17/2036	2,546,088
2,000,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	2,581,316
2,250,000		News America Holdings, Inc., Sr. Note, 8.50%, 2/15/2005	2,261,882
1,905,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	2,146,440
100,000		Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	104,363
2,000,000		Univision Communications, Inc., Sr. Note, 3.50%, 10/15/2007	1,977,696
		TOTAL	20,108,935
		Communications - Telecom Wireless--2.3%
5,000,000		AT&T Wireless Services, Inc., 6.875%, 4/18/2005	5,055,400
500,000		AT&T Wireless Services, Inc., 8.75%, 3/1/2031	674,830
1,900,000		Sprint Capital Corp., 6.375%, 5/1/2009	2,065,408
2,000,000		Sprint Capital Corp., 7.125%, 1/30/2006	2,080,768
2,000,000		Sprint Capital Corp., Company Guarantee, 6.125%, 11/15/2008	2,146,694
940,000		Sprint Capital Corp., Company Guarantee, 8.75%, 3/15/2032	1,256,225
		TOTAL	13,279,325
Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Telecom Wirelines--6.1%
$4,000,000		BellSouth Corp., 5.20%, 9/15/2014	$4,079,600
3,500,000		CenturyTel, Inc., 8.375%, 10/15/2010	4,121,495
2,000,000		Citizens Communications Co., 7.625%, 8/15/2008	2,200,000
1,400,000		Citizens Communications Co., 9.00%, 8/15/2031	1,606,500
1,000,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	1,175,000
3,000,000		Deutsche Telekom International Finance BV, 5.25%, 7/22/2013	3,083,400
2,750,000	1	KT Corp., Note, 5.875%, 6/24/2014	2,900,425
4,000,000		SBC Communications, Inc., 5.10%, 9/15/2014	4,046,320
750,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	778,470
3,700,000		Telefonos de Mexico, Note, 4.50%, 11/19/2008	3,733,907
2,000,000		Verizon Global Funding, 7.75%, 6/15/2032	2,498,360
3,000,000		Verizon Global Funding, Note, 4.00%, 1/15/2008	3,030,180
2,000,000		Verizon Global Funding, Note, 6.75%, 12/1/2005	2,066,360
		TOTAL	35,320,017
		Consumer Cyclical - Automotive--6.0%
4,000,000		DaimlerChrysler North America Holding Corp., 3.21%, 8/8/2006	4,043,360
3,000,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	3,258,420
2,000,000		Ford Motor Credit Co., Note, 6.50%, 1/25/2007	2,080,690
6,000,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	6,478,572
6,850,000		General Motors Acceptance Corp., 4.50%, 7/15/2006	6,856,686
900,000		General Motors Acceptance Corp., 7.50%, 7/15/2005	918,659
9,000,000		General Motors Corp., Note, 7.20%, 1/15/2011	9,241,965
200,000		General Motors Corp., Note, 9.45%, 11/1/2011	231,806
1,800,000	1	Harley Davidson, Inc., 3.625%, 12/15/2008	1,787,076
		TOTAL	34,897,234
		Consumer Cyclical - Entertainment--1.9%
3,000,000		AOL Time Warner, Inc., 5.625%, 5/1/2005	3,026,670
3,000,000		AOL Time Warner, Inc., Bond, 7.70%, 5/1/2032	3,664,710
3,100,000		Carnival Corp., 3.75%, 11/15/2007	3,095,784
250,000		International Speedway Corp., 4.20%, 4/15/2009	248,971
1,250,000		International Speedway Corp., 5.40%, 4/15/2014	1,278,726
		TOTAL	11,314,861
		Consumer Cyclical - Retailers--1.7%
3,600,000		CVS Corp., 5.625%, 3/15/2006	3,702,456
2,260,000	1	CVS Corp., Pass Thru Cert., 5.298%, 1/11/2027	2,268,701
2,200,000		Neiman-Marcus Group, Inc., Sr. Deb., 7.125%, 6/1/2028	2,504,876
1,000,000		Target Corp., 5.875%, 3/1/2012	1,091,670
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	343,439
		TOTAL	9,911,142
		Consumer Cyclical - Services--0.1%
250,000		Boston University, 7.625%, 7/15/2097	295,566
		Consumer Non-Cyclical - Food/Beverage--2.0%
1,385,000		Diageo Finance BV, Unsecd. Note, 3.00%, 12/15/2006	1,373,906
4,500,000		General Mills, Inc., Unsecd. Note, 2.625%, 10/24/2006	4,435,785
6,000,000		Kraft Foods, Inc., Note, 4.625%, 11/1/2006	6,124,560
		TOTAL	11,934,251
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Non-Cyclical - Healthcare--1.7%
$3,000,000		Anthem, Inc., 6.80%, 8/1/2012	$3,387,240
1,300,000		Boston Scientific Corp., 5.45%, 6/15/2014	1,348,737
2,100,000		UnitedHealth Group, Inc., 3.30%, 1/30/2008	2,072,301
2,750,000		UnitedHealth Group, Inc., 7.50%, 11/15/2005	2,844,545
		TOTAL	9,652,823
		Consumer Non-Cyclical - Pharmaceuticals--0.3%
1,520,000		AstraZeneca PLC, 5.40%, 6/1/2014	1,600,271
		Consumer Non-Cyclical - Supermarkets--0.4%
1,950,000		Kroger Co., 7.25%, 6/1/2009	2,184,254
		Consumer Non-Cyclical - Tobacco--0.3%
750,000		Altria Group, Inc., 5.625%, 11/4/2008	776,347
915,000		Philip Morris Cos., Inc., Note, 6.375%, 2/1/2006	939,220
		TOTAL	1,715,567
		Energy - Independent--2.6%
650,000		Anadarko Petroleum Corp., Unsecd. Note, 7.00%, 10/15/2006	690,716
500,000		Apache Finance Pty Ltd., Sr. Note, 7.00%, 3/15/2009	557,355
3,280,000		Canadian Natural Resources Ltd., 4.90%, 12/1/2014	3,259,992
1,200,000	1	EOG Co. of Canada, Company Guarantee, (Series 144A), 7.00%, 12/1/2011	1,348,248
2,000,000		Occidental Petroleum Corp., Sr. Note, 7.65%, 2/15/2006	2,098,120
2,500,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	3,003,750
3,022,800	1	Ras Laffan Liquified Natural Gas, 3.437%, 9/15/2009	2,944,237
980,000	1	Tengizchevroil LLP, (Series 144A), 6.124%, 11/15/2014	987,350
		TOTAL	14,889,768
		Energy - Integrated--2.0%
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,462,513
7,500,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	7,949,250
2,130,000	1	Statoil ASA, 5.125%, 4/30/2014	2,189,810
		TOTAL	11,601,573
		Energy - Refining--0.5%
2,000,000		Valero Energy Corp., 7.375%, 3/15/2006	2,094,700
1,000,000		Valero Energy Corp., Note, 4.75%, 4/1/2014	980,420
		TOTAL	3,075,120
		Financial Institution - Banking--5.4%
2,500,000		Astoria Financial Corp., Note, 5.75%, 10/15/2012	2,598,875
3,000,000		Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005	3,100,500
675,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	729,688
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,704,660
3,500,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	3,576,149
3,000,000		Household Finance Corp., Note, 6.50%, 1/24/2006	3,103,590
2,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	2,579,974
1,670,000		J.P. Morgan Chase & Co., Sub. Deb., 8.00%, 4/29/2027	2,142,309
285,000		PNC Funding Corp., Sub. Note, 6.875%, 7/15/2007	308,649
2,700,000		Regions Financial Corp., 4.375%, 12/1/2010	2,697,300
3,200,000		SunTrust Banks, Inc., 4.00%, 10/15/2008	3,212,096
2,500,000		Wachovia Bank N.A., 4.80%, 11/1/2014	2,490,475
250,000		Wachovia Bank N.A., Sr. Note, 4.85%, 7/30/2007	258,353
2,900,000		Washington Mutual Bank FA, 5.125%, 1/15/2015	2,889,937
		TOTAL	31,392,555
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Brokerage--6.2%
$4,200,000	1	Amvescap PLC, 4.50%, 12/15/2009	$4,179,378
4,000,000		Bear Stearns Cos., Inc., Sr. Note, 7.625%, 2/1/2005	4,016,440
3,500,000	1	FMR Corp., Bond, 7.57%, 6/15/2029	4,327,575
1,000,000		Franklin Resources, Inc., 3.70%, 4/15/2008	996,980
3,500,000		Goldman Sachs Group, Inc., 3.875%, 1/15/2009	3,497,095
1,500,000		Goldman Sachs Group, Inc., Note, (Series MTNB), 7.35%, 10/1/2009	1,709,085
1,270,000		Lehman Brothers Holdings, Inc., 7.50%, 9/1/2006	1,354,633
2,750,000		Lehman Brothers Holdings, Inc., 7.875%, 8/15/2010	3,233,093
3,400,000		Merrill Lynch & Co., Inc., Note, 4.125%, 9/10/2009	3,401,870
2,000,000		Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006	2,110,540
4,200,000		Morgan Stanley Group, Inc., 5.30%, 3/1/2013	4,352,208
2,950,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	3,067,233
		TOTAL	36,246,130
		Financial Institution - Finance Noncaptive--3.3%
1,750,000		American Express Co., 3.75%, 11/20/2007	1,758,977
3,000,000		Capital One Financial Corp., Note, 7.125%, 8/1/2008	3,287,907
3,250,000		General Electric Capital Corp., 3.75%, 12/15/2009	3,204,695
3,000,000		MBNA America Bank, N.A., Bank Note, 5.375%, 1/15/2008	3,131,550
3,000,000		MBNA America Bank, N.A., Sr. Note, (Series BKNT), 6.50%, 6/20/2006	3,132,870
4,520,000		SLM Corp., Floating Rate Note, 3.269%, 1/4/2005	4,508,700
		TOTAL	19,024,699
		Financial Institution - Insurance - Life--1.1%
1,800,000		AXA Financial, Inc., Note, 6.50%, 4/1/2008	1,937,196
1,000,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	1,317,820
2,000,000	1	Pacific LifeCorp., Bond, 6.60%, 9/15/2033	2,221,300
700,000	1	Reinsurance Group of America, Sr. Note, 7.25%, 4/1/2006	732,760
250,000	1	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	285,035
		TOTAL	6,494,111
		Financial Institution - Insurance - P&C--0.7%
1,500,000	1	MBIA Global Funding LLC, 2.875%, 11/30/2006	1,485,090
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	276,258
1,900,000	1	Oil Insurance Ltd., Sub. Deb., 5.15%, 8/15/2033	1,917,461
400,000		USF&G Corp., Company Guarantee, 8.47%, 1/10/2027	443,859
		TOTAL	4,122,668
		Financial Institution - REITs--2.5%
4,000,000		Archstone-Smith Trust, 5.00%, 8/15/2007	4,130,400
3,150,000		EOP Operating LP, 7.75%, 11/15/2007	3,481,317
4,670,000		Simon Property Group, Inc., 6.35%, 8/28/2012	5,072,647
2,000,000		Simon Property Group, Inc., 6.375%, 11/15/2007	2,138,240
		TOTAL	14,822,604
		Foreign-Local-Government--1.2%
6,200,000		Hydro Quebec, Sr. Deb., 6.30%, 5/11/2011	6,926,082
		Sovereign--2.4%
7,000,000		KFW-Kredit Wiederaufbau, 2.70%, 3/1/2007	6,891,150
500,000		Sweden, Government of, Deb., 10.25%, 11/1/2015	632,600
3,400,000		United Mexican States, 6.625%, 3/3/2015	3,660,100
2,600,000		United Mexican States, 7.50%, 4/8/2033	2,814,500
		TOTAL	13,998,350
Principal Amount			Value
		CORPORATE BONDS--continued
		Technology--2.9%
$2,375,000		Computer Sciences Corp., 7.375%, 6/15/2011	$2,761,840
1,500,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	1,804,890
4,300,000	1	Deluxe Corp., 5.125%, 10/1/2014	4,127,226
2,588,000		First Data Corp., 4.70%, 11/1/2006	2,650,655
3,150,000		International Business Machines Corp., 4.875%, 10/1/2006	3,239,145
800,000		SunGard Data Systems, Inc., 4.875%, 1/15/2014	776,096
1,250,000		Unisys Corp., 8.125%, 6/1/2006	1,321,875
		TOTAL	16,681,727
		Transportation - Airlines--1.5%
58,505		Continental Airlines, Inc., Pass Thru Cert., 7.73%, 3/15/2011	44,756
2,000,000		Delta Air Lines, Inc., Pass Thru Cert., 6.417%, 1/2/2014	2,093,300
658,568		Northwest Airlines Corp., Equip. Trust, 8.072%, 10/1/2019	737,662
5,290,000		Southwest Airlines Co., 6.50%, 3/1/2012	5,829,421
		TOTAL	8,705,139
		Transportation - Railroads--1.5%
2,020,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	2,016,162
212,492		Burlington Northern Santa Fe Corp., Pass Thru Cert., 7.57%, 1/2/2021	252,866
4,000,000		Canadian Pacific RR, 6.25%, 10/15/2011	4,410,160
2,210,000		Union Pacific Corp., 4.875%, 1/15/2015	2,207,525
		TOTAL	8,886,713
		Transportation - Services--1.3%
2,700,000		FedEx Corp., Note, 2.65%, 4/1/2007	2,650,185
4,725,000		Hertz Corp., 4.70%, 10/2/2006	4,778,515
350,000		Hertz Corp., Note, 7.625%, 8/15/2007	376,524
		TOTAL	7,805,224
		Utility - Electric--5.9%
1,400,000		Alabama Power Co., 4.70%, 12/1/2010	1,422,372
5,950,000		American Electric Power Co., Inc., Note, 6.125%, 5/15/2006	6,169,317
4,240,000		Consolidated Natural Gas Co., 5.00%, 12/1/2014	4,256,663
1,000,000		Dominion Resources, Inc., 2.59%, 5/15/2006	1,000,710
4,800,000		FirstEnergy Corp., 5.50%, 11/15/2006	4,957,358
1,000,000		Florida Power & Light Co., 1st Mtg. Bond, 6.00%, 6/1/2008	1,061,080
950,000	1	Israel Electric Corp. Ltd., 7.95%, 5/30/2011	1,087,931
2,000,000		MidAmerican Energy Co., Unsecd. Note, 6.75%, 12/30/2031	2,316,800
1,000,000		Oncor, Inc., Deb., 7.00%, 9/1/2022	1,143,534
2,000,000		PSEG Power LLC, 6.875%, 4/15/2006	2,086,140
3,750,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	4,376,363
740,000		Pacific Gas & Electric Co., 6.05%, 3/1/2034	771,013
3,660,000		Pacific Gas & Electric Co., Unsecd. Note, 4.20%, 3/1/2011	3,608,138
		TOTAL	34,257,419
		TOTAL CORPORATE BONDS (IDENTIFIED COST $459,805,643)	471,576,669
Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES--0.0%
		Federal Home Loan Mortgage Corporation---0.0%
$15,014		8.00%, 9/1/2030	$16,209
35,929		6.50%, 4/1/2015	38,111
		TOTAL	54,320
		Government National Mortgage Association--0.0%
4,449		8.00%, 9/15/2030	4,844
44,880		8.00%, 8/15/2029	48,831
		TOTAL	53,675
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $99,364)	107,995
		MUNICIPALS--0.1%
		Consumer Cyclical - Services--0.1%
625,000		Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007 (IDENTIFIED COST $654,966)	689,363
		PREFERRED STOCKS--0.1%
		Financial Institution - Banking--0.1%
5,000		Citigroup, Inc., Cumulative Pfd., (Series F) Annual Dividend $3.1825 (IDENTIFIED COST $238,830)	270,156
		REPURCHASE AGREEMENT--15.4%
$89,766,000		Interest in $2,000,000,000 joint repurchase agreement with UBS Securities LLC, 2.28%, dated 12/31/2004 to be repurchased at $89,783,056 on 1/3/2005, collateralized by U.S. Government Agency Obligations with various maturities to 9/25/2034, collateral market value $2,060,003,250 (AT AMORTIZED COST)	89,766,000
		TOTAL INVESTMENTS--98.9% (IDENTIFIED COST $564,344,842)2	576,252,460
		OTHER ASSETS AND LIABILITIES - NET--1.1%	6,468,030
		TOTAL NET ASSETS--100%	$582,720,490

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2004, these securities amounted to $40,659,648 which represents 7.0% of total net assets.

2 The cost of investments for federal tax purposes amounts to $564,344,842.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2004.

The following acronyms are used throughout this portfolio:

REIT	--Real Estate Investment Trust
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets:
Investments in repurchase agreements	$89,766,000
Investments in securities	486,486,460
Total investments in securities, at value (identified cost $564,344,842)		$576,252,460
Cash		437
Income receivable		6,534,903
Receivable for shares sold		123,664
TOTAL ASSETS		582,911,464
Liabilities:
Payable for shares redeemed	132,260
Payable for custodian fees	4,542
Payable for transfer and dividend disbursing agent fees and expenses	8,966
Payable for auditing fees	13,500
Payable for portfolio accounting fees	9,957
Payable for distribution services fee (Note 5)	13,456
Accrued expenses	8,293
TOTAL LIABILITIES		190,974
Net assets for 49,949,595 shares outstanding		$582,720,490
Net Assets Consist of:
Paid-in capital		$546,094,998
Net unrealized appreciation of investments		11,907,618
Accumulated net realized gain on investments		3,639,423
Undistributed net investment income		21,078,451
TOTAL NET ASSETS		$582,720,490
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$518,022,523 ÷ 44,386,342 shares outstanding, no par value, unlimited shares authorized		$11.67
Service Shares:
$64,697,967 ÷ 5,563,253 shares outstanding, no par value, unlimited shares authorized		$11.63

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2004

Investment Income:
Interest (including income on securities loaned of $67,398)			$25,401,893
Dividends			15,913
TOTAL INCOME			25,417,806
Expenses:
Investment adviser fee (Note 5)		$3,571,638
Administrative personnel and services fee (Note 5)		476,891
Custodian fees		28,145
Transfer and dividend disbursing agent fees and expenses (Note 5)		30,531
Directors'/Trustees' fees		6,139
Auditing fees		16,972
Legal fees		4,746
Portfolio accounting fees		113,264
Distribution services fee--Service Shares (Note 5)		141,404
Shareholder services fee--Primary Shares (Note 5)		1,346,778
Printing and postage		25,369
Insurance premiums		19,881
Miscellaneous		4,248
TOTAL EXPENSES		5,786,006
Waivers (Note 5):
Waiver of investment adviser fee	$(78,452)
Waiver of administrative personnel and services fee	(23,292)
Waiver of shareholder services fee--Primary Shares	(1,346,778)
TOTAL WAIVERS		(1,448,522)
Net expenses			4,337,484
Net investment income			21,080,322
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			3,642,444
Net change in unrealized depreciation of investments			(4,223,899)
Net realized and unrealized loss on investments			(581,455)
Change in net assets resulting from operations			$20,498,867

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,080,322	$24,788,268
Net realized gain on investments	3,642,444	9,900,524
Net change in unrealized appreciation/depreciation of investments	(4,223,899)	(7,972,714)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	20,498,867	26,716,078
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(22,788,246)	(20,059,629)
Service Shares	(2,001,524)	(503,173)
Distributions from net realized gain on investments
Primary Shares	(5,001,726)	--
Service Shares	(453,351)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(30,244,847)	(20,562,802)
Share Transactions:
Proceeds from sale of shares	81,560,857	205,555,454
Net asset value of shares issued to shareholders in payment of distributions declared	30,244,841	20,562,794
Cost of shares redeemed	(140,024,337)	(163,194,283)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(28,218,639)	62,923,965
Change in net assets	(37,964,619)	69,077,241
Net Assets:
Beginning of period	620,685,109	551,607,868
End of period (including undistributed net investment income of $21,078,451 and $24,787,899, respectively)	$582,720,490	$620,685,109

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2004

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed-income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end, regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/ Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/ accreted. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2004, the Fund had no outstanding securities on loan.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2004		2003
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	4,280,273	$49,796,281	13,976,542	$164,204,937
Shares issued to shareholders in payment of distributions declared	2,397,754	27,789,969	1,767,368	20,059,627
Shares redeemed	(10,924,116)	(126,423,129)	(13,552,903)	(158,154,121)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(4,246,089)	$(48,836,879)	2,191,007	$26,110,443

Year Ended December 31	2004		2003
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,743,826	$31,764,576	3,535,850	$41,350,517
Shares issued to shareholders in payment of distributions declared	212,176	2,454,872	44,332	503,167
Shares redeemed	(1,187,666)	(13,601,208)	(433,263)	(5,040,162)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,768,336	$20,618,240	3,146,919	$36,813,522
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,477,753)	$(28,218,639)	5,337,926	$62,923,965

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003 was as follows:

	2004	2003
Ordinary income1	$24,789,770	$20,562,802
Long-term capital gains	$ 5,455,077	--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,462,968
Undistributed long-term capital gain	$3,254,911
Net unrealized appreciation	$11,907,618

At December 31, 2004, the cost of investments for federal tax purposes was $564,344,842. The net unrealized appreciation of investments for federal tax purposes was $11,907,618. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,591,535 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,683,917.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company (FSSC), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2004, the Service Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

Prior to July 1, 2004, Federated Services Company, through its subsidiary FSSC, served as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC was based on the size, type and number of accounts and transactions made by shareholders. The fee paid to FSSC during the reporting period was $15,898, after voluntary waiver, if applicable.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Purchases	$176,219,212
Sales	$179,768,025

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees, and seeking damages of unspecified amounts. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2004, the amount of long-term capital gain designated by the Fund was $5,455,077.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2004 and 2003, and the financial highlights each of the five years in the period ended December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned at December 31, 2004, by correspondence with the custodian. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2005

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisers, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions: Senior Vice President of Federated Investment Counseling.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: September 1997	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to http://www.federatedinvestors.com, select "Products," open the "Variable Annuities" Section, then select the link to "sec-gov" to access to the link for Form N-PX. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at www.federatedinvestors.com by clicking on "Variable Annuities" and then selecting the link to "sec gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investments in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785

G00433-14 (2/05)

Federated is a registered mark of Federated Investors, Inc. 2005 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the  period  covered by this  report,  the  registrant  has adopted a code of ethics (the "Section 406 Standards for Investment  Companies -
Ethical Standards for Principal Executive and Financial  Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the  registrant's  Principal  Financial  Officer  also  serves as the  Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby  undertakes to provide any person,  without charge, upon  request,  a copy of the code of  ethics.  To request a copy of the code of ethics,  contact the  registrant  at  1-800-341-7400,  and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The  registrant's  Board has  determined  that each member of the Board's  Audit
Committee is an "audit committee financial expert," and that each such member is
"independent,"  for purposes of this Item. The Audit  Committee  consists of the following  Board members:  Thomas G. Bigley,  John T. Conroy,  Jr.,  Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $245,706

                  Fiscal year ended 2003 - $172,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $36

                  Fiscal year ended 2003 - $23

                  Transfer Agent Service Auditors Report

      Amount requiring approval of the registrant's audit committee pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X, $151,831 and $16,493 respectively.  Fiscal year ended 2004 - Attestation services relating to the review of fund share transactions and Transfer Agent Service Auditors report. Fiscal year ended 2003 -
      Design of Sarbanes Oxley sec. 302 procedures.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $0

                  Fiscal year ended 2003 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $205,000 respectively.

      Analysis regarding the realignment of advisory companies.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $0

                  Fiscal year ended 2003 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X, $62,286 and $133,922 respectively.  Fiscal year ended 2004 - Consultation regarding information requests by regulatory agencies, executive compensation analysis and discussions with auditor related to market timing and late trading activities.  Fiscal year ended 2003 - Executive compensation analysis and consultation regarding information requests by regulatory agencies.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

     The Audit Committee is required to pre-approve audit and non-audit services performed by the  independent  auditor in order to assure that the  provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval,  it will require specific pre-approval by the Audit Committee. Any proposed services exceeding  pre-approved  cost levels will require  specific  pre-approval by the
Audit Committee.

     Certain services have the general pre-approval of the Audit Committee.  The term of the general  pre-approval  is 12 months  from the date of  pre-approval, unless the Audit Committee  specifically  provides for a different  period.  The
Audit  Committee  will annually  review the services that may be provided by the independent  auditor  without  obtaining  specific  pre-approval  from the Audit
Committee  and may  grant  general  pre-approval  for such  services.  The Audit
Committee  will revise the list of general  pre-approved  services  from time to time, based on subsequent determinations.  The Audit Committee will not delegate its  responsibilities  to  pre-approve  services  performed  by the  independent auditor to management.

     The Audit Committee has delegated  pre-approval  authority to its Chairman.
The Chairman will report any  pre-approval  decisions to the Audit  Committee at its next scheduled  meeting.  The Committee  will designate  another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

     The annual Audit services  engagement terms and fees will be subject to the specific  pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

     In addition to the annual Audit services engagement  specifically  approved by the Audit Committee,  the Audit Committee may grant general  pre-approval for other Audit Services, which are those services that only the independent auditor reasonably  can provide.  The Audit  Committee  has  pre-approved  certain Audit services,  all other Audit  services must be  specifically  pre-approved  by the
Audit Committee.

AUDIT-RELATED SERVICES

     Audit-related   services  are  assurance  and  related  services  that  are reasonably  related to the  performance  of the audit or review of the Company's financial  statements  or that are  traditionally  performed by the  independent auditor.  The Audit  Committee  believes  that the  provision  of  Audit-related services does not impair the  independence of the auditor,  and has pre-approved certain  Audit-related  services,  all  other  Audit-related  services  must  be specifically pre-approved by the Audit Committee.

TAX SERVICES

     The Audit Committee  believes that the independent  auditor can provide Tax services to the Company  such as tax  compliance,  tax  planning  and tax advice without impairing the auditor's independence.  However, the Audit Committee will not  permit the  retention  of the  independent  auditor  in  connection  with a transaction  initially  recommended by the independent  auditor,  the purpose of which may be tax  avoidance  and the tax treatment of which may not be supported in the Internal  Revenue Code and related  regulations.  The Audit Committee has pre-approved certain Tax services,  all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

     With  respect to the  provision  of services  other than  audit,  review or attest services the pre-approval requirement is waived if:

(1)  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues  paid by the  registrant,  the registrant's adviser (not including any sub-adviser whose role is primarily portfolio  management  and is  subcontracted  with or  overseen  by another investment  adviser),  and any entity controlling,  controlled by, or under common control with the investment  adviser that provides  ongoing services to the  registrant  to its  accountant  during the fiscal year in which the services are provided;

(2)  Such  services  were not  recognized by the  registrant,  the  registrant's adviser (not including any  sub-adviser  whose role is primarily  portfolio management  and is  subcontracted  with or overseen  by another  investment adviser),  and any  entity  controlling,  controlled  by,  or under  common control with the investment  adviser that provides  ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)  Such services are promptly  brought to the attention of the Audit Committee of the  issuer and  approved  prior to the  completion  of the audit by the
     Audit  Committee or by one or more members of the Audit  Committee  who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

     The Audit  Committee may grant general  pre-approval  to those  permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

     The SEC's rules and relevant  guidance should be consulted to determine the precise  definitions of prohibited  non-audit  services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

     Pre-approval  fee levels for all services to be provided by the independent auditor  will be  established  annually  by the Audit  Committee.  Any  proposed services exceeding these levels will require specific  pre-approval by the Audit
Committee.

PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit  Committee  will be  submitted  to the Audit  Committee by both the independent  auditor  and  the  Principal  Accounting  Officer  and/or  Internal
Auditor,  and must include a joint  statement as to whether,  in their view, the
request  or  application   is  consistent   with  the  SEC's  rules  on  auditor
independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X:

            4(b)

            Fiscal year ended 2004 - 0%

            Fiscal year ended 2003 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2004 - 0%

            Fiscal year ended 2003 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2004 - 0%

            Fiscal year ended 2003 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)  NA

(g)  Non-Audit  Fees  billed  to the  registrant,  the  registrant's  investment adviser,  and certain entities  controlling,  controlled by or under common control with the investment adviser:

            Fiscal year ended 2004 - $332,641

            Fiscal year ended 2003 - $414,809

(h)  The  registrant's  Audit  Committee  has  considered  that the provision of non-audit  services  that were  rendered to the  registrant's  adviser (not including any sub-adviser whose role is primarily portfolio  management and is subcontracted with or overseen by another investment  adviser),  and any entity  controlling,  controlled  by,  or  under  common  control  with the investment  adviser that provides  ongoing  services to the registrant that were not  pre-approved  pursuant to  paragraph  (c)(7)(ii)  of Rule 2-01 of
     Regulation S-X is compatible with  maintaining  the principal  accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management Investment
            Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

     (a)  The  registrant's  President and  Treasurer  have  concluded  that the registrant's  disclosure  controls and  procedures (as defined in rule
          30a-3(c)  under the Act) are effective in design and operation and are sufficient  to form the basis of the  certifications  required by Rule
          30a-(2) under the Act, based on their  evaluation of these  disclosure controls  and  procedures  within 90 days of the  filing  date of this report on Form N-CSR.

     (b)  There  were no  changes  in the  registrant's  internal  control  over financial reporting (as defined in rule 30a-3(d) under the Act) during the  last  fiscal  quarter  that  have  materially  affected,  or  are reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Insurance Series

By          /S/ Richard J. Thomas, Principal Financial Officer
                            (insert name and title)

Date        February 18, 2005

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ John B. Fisher, Principal Executive Officer

Date        February 18, 2005

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        February 18, 2005